UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM GLOBAL TOTAL RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return Fund

December 15, 2020

PGIM Global Total Return Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	0.96	4.85	3.71	—
(without sales charges)	4.35	5.54	4.06	—
Class C
(with sales charges)	2.59	4.77	3.34	—
(without sales charges)	3.57	4.77	3.34	—
Class Z
(without sales charges)	4.61	5.81	4.33	—
Class R2
(without sales charges)	4.13	N/A	N/A	4.87 (12/27/17)
Class R4
(without sales charges)	4.39	N/A	N/A	5.13 (12/27/17)
Class R6
(without sales charges)	4.69	5.83	N/A	4.39 (2/3/12)
Bloomberg Barclays Global Aggregate Index
	5.63	3.90	2.24	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class R2, R4 (12/27/17)	Class R6 (2/3/12)
Bloomberg Barclays Global Aggregate Index	3.98	2.03

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	0.25%	None	None
Shareholder service fee	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

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Benchmark Definitions

Bloomberg Barclays Global Aggregate Index—The Bloomberg Barclays Global Aggregate Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes euro dollar and euro-yen corporate bonds, and Canadian government, agency, and corporate securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.40	1.54	1.48
Class C	0.35	0.85	0.79
Class Z	0.42	1.85	1.68
Class R2	0.39	1.40	0.84
Class R4	0.41	1.65	1.22
Class R6	0.43	1.91	1.91

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Global Total Return Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	18.5
AA	8.4
A	18.8
BBB	29.3
BB	10.5
B	5.6
CCC	0.9
Not Rated	8.1
Cash/Cash Equivalents	–0.1
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return Fund’s Class Z shares returned 4.61% in the 12-month reporting period that ended October 31, 2020, underperforming the 5.63% return of the Bloomberg Barclays Global Aggregate Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the global economy and financial markets, spreads subsequently tightened sharply, but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. The signing of a phase one US-China trade deal, declining Brexit (i.e., the United Kingdom’s decision to leave the European Union) uncertainty, and stable monetary policy further boosted sentiment toward the end of 2019. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields and, to a lesser extent, the decline in other developed market rates.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US and European investment-grade corporate bond spreads widened dramatically before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed) and European Central Bank. Collateralized loan obligation (CLO) spreads widened across the board, with US CLO AAA-rated tranches widening 117 basis points (bps) to 250 bps and US CLO AA-rated tranches widening 195 bps during the first quarter. (One basis point equals 0.01%.) Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of US conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to their widest levels

PGIM Global Total Return Fund	9

Strategy and Performance Overview (continued)

since the 2008-09 financial crisis, with US high yield spreads widening to 1,087 bps the last week of March, up from a trough of 338 bps in January, and European high yield spreads widening by 437 bps to end the first quarter at 745 bps.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters of 2020 as the unprecedented fiscal and monetary policy responses, including a near-zero US federal funds rate and the European Union’s €750 billion recovery fund, significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual re-opening of the economy helped spreads decline sharply over the last seven months of the period. However, as of the end of the period, most assets remained wider than where they began in 2020. Investment-grade spreads and high yield spreads continued to tighten in the third quarter but remained well wider than where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wide of where they began in 2020. Meanwhile, US CLO AAA-rated tranches were one of the few assets that revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74%. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic re-opening. The Treasury curve then bear-steepened the last three months of the period, as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) Meanwhile, other major market rates remained significantly below US rates, with the 10-year German bund yield declining to -0.62% by the end of the period and the 10-year Japanese government bond yield resting just above 0%. Despite more favorable growth fundamentals than the US, even the Australian 10-year yield was sitting comfortably below 1% by the end of the period.

What worked?

•

During the reporting period, the Fund’s duration positioning was a significant contributor to performance. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.

•

Underweights to developed-markets investment-grade corporates (from a spread-duration perspective) and developed-markets agency mortgage-backed securities, along with overweights to developed-markets sovereigns and emerging-markets Treasuries relative to the Index, boosted returns over the period.

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•

Security selection in LIBOR (London Interbank Offered Rate) derivatives, developed-markets Treasuries, developed-markets sovereigns, emerging-markets high yield corporates, and emerging-markets Treasuries contributed to performance.

•	Within credit, positions in the cable & satellite, banking, telecom, and healthcare & pharmaceutical industries were the largest contributors to performance.

•	Positioning within Greece and United Group (telecom) were among the largest single-name contributors to performance.

•

Although overall currency positioning hurt performance, underweights to the Brazilian real and Turkish lira, along with overweights to the Chinese yuan and the euro relative to the Index, helped offset some of the losses.

What didn’t work?

•	The Fund’s yield curve-flattener positioning, primarily in US rates, detracted from performance as the curve steepened over the period.

•	Security selection in developed-markets high yield and investment-grade corporates detracted from the Fund’s performance.

•	Positions within AMC Entertainment Holdings Inc. (gaming, lodging & leisure) and the sovereign debt of Argentina were among the largest detractors from performance.

•

Currency positioning hurt performance. Overweights to the Czech koruna, Japanese yen, and Polish zloty, along with an underweight to the Australian dollar relative to the Index, were among the largest detractors from performance.

Did the Fund use derivatives?

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with global growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting policy rates, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

PGIM Global Total Return Fund	11

Strategy and Performance Overview (continued)

•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With central banks re-examining how to achieve the inflation targets that they have been missing and with plenty of slack in the global economy, PGIM Fixed Income has every reason to expect the quantitative easing flood to continue, given its key role in underpinning the markets and the recovery. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income has less conviction on its views in Europe amid flatter yield curves and lower yields relative to the US.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and is currently overweight an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. In PGIM Fixed Income’s view, these allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Total Return Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,088.90	0.88%	$4.62
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47
Class C	Actual	$1,000.00	$1,085.00	1.63%	$8.54
	Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
Class Z	Actual	$1,000.00	$1,091.50	0.63%	$3.31
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Class R2	Actual	$1,000.00	$1,088.50	1.08%	$5.67
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
Class R4	Actual	$1,000.00	$1,089.90	0.83%	$4.36
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Class R6	Actual	$1,000.00	$1,089.90	0.55%	$2.89
	Hypothetical	$1,000.00	$1,022.37	0.55%	$2.80

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 96.9%

ASSET-BACKED SECURITIES 14.4%

Canada 0.0%
Fairstone Financial Issuance Trust, Series 2020-01A, Class A, 144A	2.509%		10/20/39	CAD	1,500	$1,127,151
Ford Auto Securitization Trust,
Series 2020-AA, Class B, 144A^	1.872		06/15/26	CAD	400	300,385
Series 2020-AA, Class C, 144A	2.763		04/15/28	CAD	500	368,241

						1,795,777

Cayman Islands 7.9%
Anchorage Capital CLO LLC, Series 2019-13A, Class A, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)	1.707	(c)	04/15/32		10,000	9,942,830
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.606	(c)	07/22/32		20,000	19,824,184
ArrowMark Colorado Holdings, Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.517	(c)	07/15/29		500	494,962
Battalion CLO Ltd., Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.288	(c)	07/18/30		5,500	5,431,765
Benefit Street Partners CLO Ltd.,
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	07/15/29		1,249	1,241,141
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	10/15/30		750	743,141
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.563	(c)	08/20/32		11,000	10,874,059
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.568	(c)	01/17/28		4,000	3,933,008
Canyon Capital CLO Ltd., Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	04/15/29		3,750	3,726,207
Carlyle CLO Ltd., Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.244	(c)	04/30/31		15,000	14,734,488
Carlyle Global Market Strategies CLO Ltd., Series 2016-03A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.238	(c)	10/20/29		5,468	5,393,818

See Notes to Financial Statements.

PGIM Global Total Return Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)

Carlyle US CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.238	%(c)	04/20/31	12,500	$12,312,657
CBAM Ltd.,
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.578	(c)	10/20/32	25,000	24,781,132
Elevation CLO Ltd.,
Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	1.888	(c)	04/18/27	10,000	9,980,008
Greywolf CLO Ltd.,
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.506	(c)	04/15/33	14,000	13,713,847
KVK CLO Ltd.,
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903	(c)	05/20/29	5,000	4,922,738
Madison Park Funding Ltd.,
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.587	(c)	10/15/32	10,000	9,934,545
Mariner CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.325	(c)	04/25/31	6,250	6,177,260
MidOcean Credit CLO,
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.338	(c)	07/19/28	7,620	7,566,952
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903	(c)	02/20/31	2,000	1,945,292
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368	(c)	07/20/31	2,000	1,953,993
Mountain View CLO Ltd.,
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	2.017	(c)	07/15/31	5,750	5,584,292
OCP CLO Ltd.,
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.548	(c)	07/20/32	5,000	4,956,582
OZLM Ltd.,
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.968	(c)	04/17/31	2,000	1,976,137
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.268	(c)	04/20/31	5,000	4,866,379
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.608	(c)	07/20/32	8,000	7,936,914

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Pikes Peak CLO,
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.607	%(c)	07/15/32	18,000	$17,886,470
Race Point CLO Ltd.,
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.293	(c)	02/20/30	8,540	8,482,322
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.342	(c)	05/07/31	5,000	4,912,351
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	1.942	(c)	05/07/31	6,500	6,351,795
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.768	(c)	04/20/29	10,000	9,844,956
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	(c)	07/20/30	500	497,256
Sound Point CLO Ltd.,
Series 2016-02A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	2.018	(c)	10/20/28	3,000	2,945,395
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.359	(c)	01/23/29	8,000	7,939,848
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.438	(c)	10/20/30	500	495,246
TCW CLO Ltd.,
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.243	(c)	07/29/29	20,000	19,806,584
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.265	(c)	04/25/31	15,000	14,733,174
Series 2020-01A, Class B, 144A, 3 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.818	(c)	04/20/28	17,250	17,249,784
Telos CLO Ltd.,
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.518	(c)	07/17/26	277	276,077
TIAA CLO Ltd.,
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.418	(c)	07/20/31	2,000	1,973,131
TICP CLO Ltd.,
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.518	(c)	07/20/27	5,188	5,101,505
Trinitas CLO Ltd.,
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.637	(c)	07/15/27	5,000	4,896,168

See Notes to Financial Statements.

PGIM Global Total Return Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Tryon Park CLO Ltd.,
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.737	%(c)	04/15/29		3,700	$3,659,286
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.185	(c)	04/25/31		4,500	4,438,103
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368	(c)	01/17/31		2,500	2,440,831
York CLO Ltd.,
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.366	(c)	01/22/31		5,000	4,933,755
Zais CLO Ltd.,
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.427	(c)	07/15/31		8,500	8,123,470
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	1.607	(c)	07/15/29		4,129	4,082,455
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.527	(c)	04/15/30		733	720,946
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.187	(c)	04/15/29		7,011	6,801,104

						353,540,343

Ireland 1.8%
Anchorage Capital Europe CLO,
Series 01X, Class A2	1.500		01/15/31	EUR	8,250	9,591,623
Arbour CLO DAC,
Series 03A, Class B1R, 144A	1.920		03/15/29	EUR	4,000	4,620,211
Armada Euro CLO DAC,
Series 02A, Class A3, 144A	1.500		11/15/31	EUR	1,500	1,744,527
Carlyle Euro CLO Ltd.,
Series 2019-02A, Class A1B, 144A, 3 Month EURIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.400	(c)	08/15/32	EUR	8,000	9,150,562
Hayfin Emerald CLO,
Series 5A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	11/17/32	EUR	18,500	21,546,025
Hayfin Emerald CLO DAC,
Series 02A, Class B2, 144A	2.650		05/27/32	EUR	4,000	4,649,358
OAK Hill European Credit Partners DAC,
Series 2017-06A, Class A2, 144A	1.150		01/20/32	EUR	3,000	3,455,820

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Ireland (cont’d.)
RRE Loan Management DAC,
Series 5A, Class A1, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)^	1.100	%(c)	10/15/33	EUR	8,500	$9,904,475
St Paul’s CLO DAC,
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	11,000	12,720,495
Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	1,000	1,163,038

						78,546,134

Spain 0.2%
TFS,
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	04/16/23	EUR	6,926	7,384,279

United Kingdom 0.2%
Newday Partnership Funding PLC,
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)	1.454	(c)	11/15/28	GBP	6,205	8,036,166

United States 4.3%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M4, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)	1.109	(c)	04/25/35		52	52,880
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 1.770%)	2.804	(c)	08/25/32		413	412,454
Series 2002-03, Class M3, 1 Month LIBOR + 2.850% (Cap N/A, Floor 1.900%)	2.999	(c)	08/25/32		217	216,358
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)	0.509	(c)	10/25/35		138	137,935
Asset-Backed Funding Certificates Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	0.849	(c)	06/25/34		639	620,468
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.350	(c)	05/17/31		15,000	14,713,593

See Notes to Financial Statements.

PGIM Global Total Return Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Chase Auto Credit Linked Notes,
Series 2020-01, Class R, 144A^	33.784%		01/25/28	1,300	$1,277,058
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class A2, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.400%)	0.949	(c)	05/25/34	142	141,643
Chase Funding Trust,
Series 2003-04, Class 2A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)	0.749	(c)	05/25/33	753	730,376
CHEC Loan Trust,
Series 2004-01, Class A3, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149	(c)	07/25/34	611	604,055
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.499	(c)	10/25/37	886	888,963
Commonbond Student Loan Trust,
Series 2020-AGS, Class A, 144A	1.980		08/25/50	4,966	5,059,521
Countrywide Asset-Backed Certificates,
Series 2002-05, Class MV1, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.000%)	1.649	(c)	03/25/33	91	90,349
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	2,538	2,548,402
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A	1.730		08/25/45	8,401	8,480,379
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.240%)	0.629	(c)	01/25/34	616	584,631
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D	1.730		07/15/26	700	699,797
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740		04/15/33	1,300	1,299,930
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A	4.060		11/15/30	5,000	5,686,015
Series 2020-02, Class C	1.870		09/15/27	2,100	2,091,053
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000		02/25/43	3,430	2,436,309
Series 2018-C, Class A, 144A	0.000	(cc)	08/25/43	2,067	2,120,759
Series 2019-A, Class R, IO, 144A	0.000		10/25/48	5,258	368,031
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59	1,385	1,408,159
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	1,709	1,715,271
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	2,809	2,817,516
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	814	821,752

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320%		04/21/31	1,100	$1,098,946
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A	4.230		04/20/27	1,800	1,840,736
Series 2019-02A, Class A, 144A	2.780		04/20/28	2,300	2,322,628
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)	0.769	(c)	08/25/33	689	669,979
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)	1.004	(c)	07/25/34	131	128,684
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190		08/21/34	1,800	1,802,913
MASTR Asset-Backed Securities Trust,
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	1.049	(c)	04/25/34	1,246	1,236,318
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)	1.349	(c)	08/25/35	44	43,818
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199	(c)	09/25/33	121	119,823
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class A3, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.490%)	1.129	(c)	02/25/33	183	181,454
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A	1.690		05/15/69	6,704	6,804,857
Series 2020-GA, Class B, 144A	2.500		09/16/69	2,000	1,991,391
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630		09/14/27	5,900	6,429,841
Series 2019-01A, Class B, 144A	3.950		11/14/28	1,300	1,413,085
OneMain Financial Issuance Trust,
Series 2017-01A, Class C, 144A	3.350		09/14/32	400	400,556
Series 2020-02A, Class B, 144A	2.210		09/14/35	6,300	6,336,769
Series 2020-02A, Class C, 144A	2.760		09/14/35	4,500	4,515,440
Oportun Funding IX LLC,
Series 2018-B, Class D, 144A (original cost $2,612,250; purchased 10/29/20)(f)	5.770		07/08/24	2,700	2,612,250
Oportun Funding LLC,
Series 2020-01, Class A, 144A (original cost $4,299,769; purchased 10/30/20)(f)	2.200		05/15/24	4,300	4,299,769

See Notes to Financial Statements.

PGIM Global Total Return Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A (original cost $1,329,623; purchased 2/22/18)(f)	3.610%		03/08/24	1,330	$1,331,957
Oportun Funding X LLC,
Series 2018-C, Class A, 144A (original cost $2,458,611; purchased 10/12/18-6/28/19)(f)	4.100		10/08/24	2,450	2,489,559
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A (original cost $1,499,918; purchased 11/30/18)(f)	4.150		12/09/24	1,500	1,526,723
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A (original cost $4,157,334; purchased 7/25/19)(f)	3.870		08/08/25	4,158	4,181,208
Series 2019-A, Class D, 144A (original cost $3,289,500; purchased 10/29/20)(f)	6.220		08/08/25	3,400	3,253,589
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-06, Class A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)	0.809	(c)	11/25/33	692	661,087
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.498	(c)	04/25/23	4,290	4,126,661
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999	(c)	02/25/23	1,020	996,799
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	08/25/25	2,300	2,221,302
Santander Drive Auto Receivables Trust,
Series 2020-03, Class D	1.640		11/16/26	4,800	4,806,588
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000		12/15/45	8,194	8,448,313
Series 2019-D, Class 1PT, 144A	2.616	(cc)	01/16/46	8,985	9,255,979
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45	11,063	11,351,385
SoFi Professional Loan Program LLC,
Series 2019-C, Class BFX, 144A	3.050		11/16/48	2,100	2,164,282
SoFi Professional Loan Program Trust,
Series 2020-C, Class AFX, 144A	1.950		02/15/46	4,087	4,159,472
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.398	(c)	11/29/24	7,702	7,596,137
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.898	(c)	11/29/24	4,248	4,298,235

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Springleaf Funding Trust,
Series 2017-AA, Class C, 144A	3.860%		07/15/30		800	$800,808
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949	(c)	06/25/24		9,330	8,810,136
World Omni Select Auto Trust,
Series 2020-A, Class D	1.700		10/15/26		5,900	5,867,749

						190,620,883

TOTAL ASSET-BACKED SECURITIES (cost $642,726,069)						639,923,582

BANK LOANS 0.7%

France 0.1%
Ceva Sante Animale SA,
Term Loan B, 6 Month EURIBOR + 4.750% (Cap N/A, Floor 0.000%)	4.750	(c)	04/13/26	EUR	1,575	1,819,191

Germany 0.1%
Speedster Bidco GmbH, Second Lien Term Loan, 6 Month EURIBOR + 6.250% (Cap N/A, Floor 0.000%)	6.250	(c)	03/31/28	EUR	3,265	3,593,440

United Kingdom 0.2%
BBD Bidco Ltd.,
Facility B-1 Loan, 6 Month GBP LIBOR + 4.750%	4.839	(c)	11/13/26	GBP	2,125	2,611,849
Froneri Finco SARL, Second Lien Facility (EUR) Loan, 1 Month EURIBOR + 5.750% (Cap N/A, Floor 0.000%)	5.750	(c)	01/31/28	EUR	6,400	7,458,419
Richmond UK Bidco Ltd.,
Facility B, 6 Month GBP LIBOR + 4.250%	4.338	(c)	03/03/24	GBP	72	83,612

						10,153,880

United States 0.3%
Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000		11/03/25		1,199	1,258,950

See Notes to Financial Statements.

PGIM Global Total Return Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

United States (cont’d.)
Chesapeake Energy Corp., Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000	%(c)	06/24/24(d)		3,575	$2,627,625
CRH Europe Investments B.V.,
Term Loan	—	(p)	10/30/26	EUR	9,000	10,311,521

						14,198,096

TOTAL BANK LOANS (cost $30,206,030)						29,764,607

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.2%

Canada 0.1%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381	(cc)	02/12/55	CAD	2,261	1,707,710

United Kingdom 0.0%
Salus European Loan Conduit DAC, Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.545	(c)	01/23/29	GBP	500	637,743

United States 7.1%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35		1,000	888,724
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35		1,000	824,845
BANK,
Series 2017-BNK05, Class A3	3.020		06/15/60		3,600	3,817,467
Series 2017-BNK06, Class A3	3.125		07/15/60		4,400	4,664,744
Series 2017-BNK07, Class A4	3.175		09/15/60		5,000	5,449,580
Series 2017-BNK09, Class A3	3.279		11/15/54		3,000	3,284,066
Series 2019-BN21, Class A3	2.458		10/17/52		6,293	6,631,578
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544		02/15/51		5,000	5,411,244
Series 2018-B03, Class A3	3.746		04/10/51		7,200	7,825,566
Series 2020-B17, Class A4	2.042		03/15/53		6,200	6,338,776
Series 2020-B20, Class A3	1.945		10/15/53		11,000	11,255,423
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	10/15/36		3,133	3,066,302
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.448	(c)	10/15/36		3,228	3,130,623

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
BX Commercial Mortgage Trust, (cont’d.)
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798	%(c)	10/15/36	14,676	$14,161,647
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	12/15/36	3,796	3,668,390
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3	2.647		11/15/52	16,531	17,041,479
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840	(cc)	04/15/25	9,471	9,941,768
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.439	(cc)	05/10/47	27,500	415,156
Series 2016-GC37, Class XB, IO	0.687	(cc)	04/10/49	33,868	1,163,515
Series 2016-P04, Class XB, IO	1.345	(cc)	07/10/49	9,100	620,608
Series 2017-P08, Class A2	3.109		09/15/50	2,000	2,088,409
Series 2018-B02, Class A3	3.744		03/10/51	7,500	8,511,589
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989	(c)	11/15/23	4,475	4,429,692
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.845	(cc)	05/15/45	3,344	67,573
Series 2014-UBS04, Class XB, IO, 144A	0.214	(cc)	08/10/47	50,000	398,290
Series 2015-CR24, Class A4	3.432		08/10/48	3,962	4,321,041
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298	(c)	05/15/36	14,125	13,877,307
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A3	4.095		04/15/51	2,250	2,474,145
Series 2019-C17, Class A3	2.769		09/15/52	12,444	13,184,372
DBJPM Mortgage Trust,
Series 2016-C03, Class A3	2.362		08/10/49	1,500	1,530,376
Series 2017-C06, Class A3	3.269		06/10/50	4,400	4,683,426
Series 2020-C09, Class A3	1.882		09/15/53	20,000	20,552,648
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	3,000	2,853,620
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	500	513,465
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019, Class X1, IO	1.591	(cc)	03/25/22	8,667	152,752
Series K020, Class X1, IO	1.355	(cc)	05/25/22	10,068	169,430
Series K025, Class X1, IO	0.803	(cc)	10/25/22	17,912	227,953
Series K037, Class X1, IO	0.959	(cc)	01/25/24	10,284	261,643

See Notes to Financial Statements.

PGIM Global Total Return Fund	25

Schedule of Investments (continued)

ss of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K043, Class X1, IO	0.530	%(cc)	12/25/24	12,027	$233,567
Series K049, Class X1, IO	0.595	(cc)	07/25/25	40,368	986,892
Series K052, Class X1, IO	0.655	(cc)	11/25/25	12,083	345,999
Series K053, Class X1, IO	0.886	(cc)	12/25/25	45,271	1,817,393
Series K054, Class X1, IO	1.170	(cc)	01/25/26	30,656	1,631,921
Series K058, Class X1, IO	0.925	(cc)	08/25/26	41,117	1,937,583
Series K090, Class X1, IO	0.705	(cc)	02/25/29	22,976	1,241,865
Series K111, Class X1, IO	1.573	(cc)	05/25/30	29,435	3,728,756
Series K113, Class X1, IO	1.490	(cc)	06/25/30	92,319	10,383,063
Series K114, Class X1, IO	1.119	(cc)	06/25/30	75,582	6,951,146
Series K116, Class X1, IO	1.428	(cc)	07/25/30	49,254	5,665,408
Series K717, Class X1, IO	0.469	(cc)	09/25/21	10,740	20,213
Series KG03, Class X1, IO	1.381	(cc)	06/25/30	101,850	10,971,842
Series Q001, Class XA, IO	2.190	(cc)	02/25/32	6,355	699,710
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.436	(cc)	04/10/47	30,000	431,064
Series 2014-GC22, Class XB, IO	0.301	(cc)	06/10/47	35,000	428,841
Series 2014-GC24, Class XB, IO	0.021	(cc)	09/10/47	83,262	57,800
Series 2014-GC26, Class XB, IO	0.296	(cc)	11/10/47	56,483	735,431
Series 2018-GS09, Class A3	3.727		03/10/51	7,000	7,831,296
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A3	3.515		03/15/49	1,500	1,571,881
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A3	3.342		03/15/50	1,600	1,671,124
Series 2017-JP06, Class A3	3.109		07/15/50	4,600	4,822,374
Series 2017-JP07, Class A3	3.379		09/15/50	5,100	5,402,230
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class A4	1.915		05/13/53	10,000	10,132,462
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941	(cc)	02/12/40	3,775	3,246,750
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C31, Class A3	2.731		11/15/49	2,211	2,301,038
Morgan Stanley Capital I Trust,
Series 2016-UBS09, Class A2	2.982		03/15/49	344	354,670
Series 2017-H01, Class A3	3.153		06/15/50	4,500	4,750,535
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36	1,700	1,305,750
Series 2020-HR08, Class XB, IO	0.878	(cc)	07/15/53	54,413	4,226,399
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301		10/15/50	6,500	7,109,179
Series 2017-C06, Class A3	3.581		12/15/50	5,000	5,370,539
Series 2017-C07, Class A3	3.418		12/15/50	4,400	4,883,747

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class XA, IO, 144A	1.293	%(cc)	05/10/63		4,235	$73,053
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.935	(cc)	07/15/48		24,000	1,161,096
Series 2016-LC24, Class XB, IO	1.011	(cc)	10/15/49		20,910	1,092,890
Series 2017-C40, Class A3	3.317		10/15/50		2,600	2,799,475
Series 2018-C43, Class A3	3.746		03/15/51		8,350	9,269,813

						317,544,027

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $310,466,583)						319,889,480

CORPORATE BONDS 33.9%

Australia 0.1%
Australia & New Zealand Banking Group Ltd.,
Sr. Unsec’d. Notes, EMTN	3.700		03/18/24	CNH	2,000	300,756
Westpac Banking Corp.,
Sr. Unsec’d. Notes, EMTN	4.350		01/19/21	CNH	8,770	1,313,316
Sr. Unsec’d. Notes, EMTN	4.420		08/14/23	CNH	21,000	3,236,342

						4,850,414

Belgium 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes (a)	5.550		01/23/49		3,800	5,086,112

Brazil 0.6%
Petrobras Global Finance BV,
Gtd. Notes	5.375		10/01/29	GBP	9,000	12,508,528
Gtd. Notes	6.625		01/16/34	GBP	2,200	3,158,867
Gtd. Notes, EMTN	6.250		12/14/26	GBP	5,743	8,297,706
Suzano Austria GmbH,
Gtd. Notes	6.000		01/15/29		200	232,173
Swiss Insured Brazil Power Finance Sarl,
Sr. Sec’d. Notes	9.850		07/16/32	BRL	21,407	4,230,279

						28,427,553

Canada 0.6%
Barrick Gold Corp.,
Sr. Unsec’d. Notes	5.250		04/01/42		35	47,239

See Notes to Financial Statements.

PGIM Global Total Return Fund	27

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)
Barrick North America Finance LLC,
Gtd. Notes	5.700%	05/30/41		45	$62,732
Barrick PD Australia Finance Pty Ltd.,
Gtd. Notes	5.950	10/15/39		50	70,535
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		4,050	3,046,855
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		1,335	972,254
Brookfield Residential Properties, Inc./Brookfield
Residential US Corp.,
Gtd. Notes, 144A	4.875	02/15/30		2,320	2,204,670
Gtd. Notes, 144A	6.250	09/15/27		2,175	2,227,318
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes (a)	4.250	04/15/27		3,500	3,543,653
Hydro-Quebec,
Local Gov’t. Gtd. Notes	9.400	02/01/21		730	746,042
Local Gov’t. Gtd. Notes, MTN	6.000	02/15/40	CAD	1,000	1,223,594
Local Gov’t. Gtd. Notes, Series B, MTN	8.400	03/28/25		654	863,341
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29		600	941,647
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30		1,000	1,678,055
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30		500	861,283
Kinross Gold Corp.,
Gtd. Notes	5.950	03/15/24		1,000	1,134,336
MEG Energy Corp.,
Gtd. Notes, 144A	7.125	02/01/27		1,225	1,102,892
Methanex Corp.,
Sr. Unsec’d. Notes (a)	4.250	12/01/24		1,500	1,510,689
Nutrien Ltd.,
Sr. Unsec’d. Notes	3.375	03/15/25		1,450	1,592,772
Sr. Unsec’d. Notes (a)	4.200	04/01/29		490	576,464
Sr. Unsec’d. Notes	6.125	01/15/41		25	34,009
Rogers Communications, Inc.,
Gtd. Notes	3.250	05/01/29	CAD	700	574,129
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes	2.050	07/10/24	AUD	2,470	1,812,415
Sr. Unsec’d. Notes	3.005	05/30/23	CAD	1,000	795,062

					27,621,986

China 1.0%
Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.400	11/06/24	CNH	72,790	10,978,638

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China (cont’d.)
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100%		03/29/26		3,905	$4,098,795
Sr. Sec’d. Notes, Series C	3.955		03/29/23		10,048	10,487,685
Bank of China Ltd.,
Sr. Unsec’d. Notes, EMTN	0.420		11/29/21	JPY	100,000	953,263
Sr. Unsec’d. Notes, EMTN	3.150		10/16/21	CNH	6,000	896,802
Sr. Unsec’d. Notes, EMTN	3.300		04/17/22	CNH	4,950	742,154
Sr. Unsec’d. Notes, EMTN	4.650		03/05/21	CNH	2,000	300,272
China Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500		06/01/21	EUR	1,000	1,167,876
Sr. Unsec’d. Notes, EMTN	4.350		08/06/24	CNH	4,700	732,302
Sr. Unsec’d. Notes, EMTN	4.350		09/19/24	CNH	8,990	1,402,579
Unsec’d. Notes	1.860		04/09/23	CNH	10,000	1,446,632
China Development Bank Corp.,
Certificate of Deposit	3.200		09/28/21	CNH	9,000	1,349,237
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes	1.750		06/14/22	EUR	5,500	6,464,873
Industrial & Commercial Bank of China Ltd.,
Sr. Unsec’d. Notes	2.957		11/08/22		2,000	2,074,616
Sinochem Offshore Capital Co. Ltd.,
Gtd. Notes, EMTN	4.400		02/14/21	CNH	10,840	1,623,916
Sinopec Century Bright Capital Investment Ltd.,
Gtd. Notes	4.500		10/31/21	CNH	10,000	1,511,249

						46,230,889

Denmark 0.3%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A	1.171	(ff)	12/08/23		9,300	9,297,897
Sr. Unsec’d. Notes, 144A	1.621	(ff)	09/11/26		4,645	4,614,524
Sr. Unsec’d. Notes, 144A	3.244	(ff)	12/20/25		1,095	1,161,111

						15,073,532

France 2.2%
Altice France SA,
Sr. Sec’d. Notes	3.375		01/15/28	EUR	8,475	9,327,536
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, Series 19	0.999		10/15/25	JPY	200,000	1,937,208
Sr. Unsec’d. Notes, Series 21	0.300		10/13/23	JPY	300,000	2,857,300
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	1.904	(ff)	09/30/28		12,100	12,041,906
Sr. Unsec’d. Notes, 144A	3.375		01/09/25		4,800	5,205,050

See Notes to Financial Statements.

PGIM Global Total Return Fund	29

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)
BNP Paribas SA, (cont’d.)
Sr. Unsec’d. Notes, EMTN	6.420%		09/11/23	MXN	250	$11,775
Sub. Notes, EMTN	4.625		03/09/27	AUD	370	281,561
BPCE SA,
Sr. Unsec’d. Notes, EMTN	0.562		06/24/24	JPY	100,000	940,358
Credit Agricole Assurances SA,
Sub. Notes	4.250	(ff)	—(rr)	EUR	2,000	2,511,354
Credit Agricole SA,
Sr. Unsec’d. Notes, Series 7	1.248	(ff)	06/04/26	JPY	600,000	5,802,942
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN	2.125		02/12/25	GBP	1,000	1,392,600
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.450		11/30/28	EUR	600	777,067
Loxam SAS,
Sr. Sec’d. Notes (a)	2.875		04/15/26	EUR	5,200	5,540,192
Sr. Sec’d. Notes, 144A	2.875		04/15/26	EUR	1,100	1,171,964
Sr. Sub. Notes	4.500		04/15/27	EUR	3,800	3,675,544
Sr. Sub. Notes (a)	5.750		07/15/27	EUR	4,100	4,187,104
Sr. Sub. Notes, 144A	4.500		04/15/27	EUR	1,100	1,063,973
SNCF Reseau,
Sr. Unsec’d. Notes	4.700		06/01/35	CAD	6,100	6,098,407
Sr. Unsec’d. Notes, EMTN	5.250		12/07/28	GBP	1,000	1,740,277
Sr. Unsec’d. Notes, EMTN	5.250		01/31/35	GBP	200	393,476
Societe Generale SA,
Sr. Unsec’d. Notes, 144A, MTN	2.625		01/22/25		18,960	19,712,887
Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24		5,055	5,454,058
Sub. Notes, EMTN	4.875		10/13/26	AUD	2,364	1,795,235
Sub. Notes, EMTN	5.000		05/19/27	AUD	220	169,786
Societe Nationale SNCF SA,
Sr. Unsec’d. Notes, EMTN	5.375		03/18/27	GBP	1,622	2,690,655

						96,780,215

Germany 0.7%
Daimler International Finance BV,
Gtd. Notes	4.800		04/09/21	CNH	5,000	751,518
Gtd. Notes, EMTN	3.450		09/27/22	CNH	1,000	149,184
Gtd. Notes, EMTN	3.780		03/22/22	CNH	2,000	300,159
Gtd. Notes, EMTN	4.500		09/21/21	CNH	16,000	2,414,414
Deutsche Bahn Finance GMBH,
Gtd. Notes, MTN	3.800		09/27/27	AUD	900	731,196

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany (cont’d.)
Deutsche Bank AG,
Sr. Unsec’d. Notes	3.950%		02/27/23		3,040	$3,197,014
Sr. Unsec’d. Notes	4.250		02/04/21		2,760	2,781,558
Unsec’d. Notes	4.550	(s)	11/07/22		1,814	1,754,737
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes	4.700		06/02/37	CAD	402	422,751
thyssenkrupp AG,
Sr. Unsec’d. Notes	1.375		03/03/22	EUR	3,550	4,034,660
Sr. Unsec’d. Notes, EMTN	2.750		03/08/21	EUR	2,400	2,795,738
Vertical Midco GmbH,
Sr. Sec’d. Notes	4.375		07/15/27	EUR	1,300	1,530,002
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%
(Cap N/A, Floor 4.750%)	4.750	(c)	07/15/27	EUR	3,100	3,610,593
Sr. Sec’d. Notes, 144A	4.375		07/15/27	EUR	4,300	5,060,777
Volkswagen International Finance NV,
Gtd. Notes	2.700	(ff)	—(rr)	EUR	1,000	1,158,827
Gtd. Notes	3.750	(ff)	—(rr)	EUR	500	586,692

						31,279,820

Hong Kong 0.2%
HKT Capital No 3 Ltd.,
Gtd. Notes	1.650		04/10/27	EUR	4,000	4,546,638
Hong Kong Mortgage Corp. Ltd. (The),
Sr. Unsec’d. Notes, EMTN	2.310		04/12/21	HKD	2,000	259,842
Sr. Unsec’d. Notes, EMTN	4.050		11/06/20	CNH	38,000	5,674,932

						10,481,412

Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	1.375		06/24/25	EUR	4,170	5,023,448

Iceland 0.1%
Landsvirkjun,
Gov’t. Gtd. Notes, EMTN	0.000	(c)	07/24/26	EUR	5,000	5,643,897

India 0.1%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750		02/01/27	EUR	3,350	3,969,451

See Notes to Financial Statements.

PGIM Global Total Return Fund	31

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.2%
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A, MTN	4.300%		05/20/23		500	$536,928
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A	1.875		11/05/31	EUR	6,900	7,712,769
Sr. Unsec’d. Notes, 144A	2.875		10/25/25	EUR	900	1,117,817

						9,367,514

Israel 0.3%
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes	7.875		12/15/26		1,750	2,283,427
Sr. Sec’d. Notes, 144A, GMTN	4.250		08/14/28		3,100	3,552,615
Sr. Sec’d. Notes, EMTN	3.700		05/23/30	JPY	100,000	1,070,414
Sr. Sec’d. Notes, EMTN	7.750		12/15/27		4,500	6,006,733

						12,913,189

Italy 0.2%
Agenzia Nazionale per l’Attrazione degli
Investimenti e lo Sviluppo d’Impresa,
Sr. Unsec’d. Notes	1.375		07/20/22	EUR	1,000	1,187,169
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500	(ff)	10/27/47	EUR	2,075	2,821,545
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.125		07/14/22		2,500	2,575,670
Sr. Unsec’d. Notes, 144A	3.375		01/12/23		310	322,465
Rossini Sarl,
Sr. Sec’d. Notes, 144A	6.750		10/30/25	EUR	1,980	2,408,470

						9,315,319

Jamaica 0.1%
Digicel International Finance Ltd./Digicel Holdings
Bermuda Ltd.,
Sr. Sec’d. Notes, 144A	8.750		05/25/24		2,500	2,500,565

Japan 0.2%
Central Nippon Expressway Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	1.873		09/26/24	AUD	2,600	1,880,000
East Japan Railway Co.,
Sr. Unsec’d. Notes, EMTN	5.250		04/22/33	GBP	1,500	2,856,307
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes	2.801		07/18/24		2,100	2,238,999

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Japan (cont’d.)
Mizuho Bank Ltd.,
Certificate of Deposit	1.700%		08/07/24	AUD	600	$436,185
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes	3.752		07/19/23	AUD	1,042	782,295

						8,193,786

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250		12/05/23	CHF	3,300	3,730,225
Gtd. Notes	3.638		06/20/22	CHF	4,000	4,489,113

						8,219,338

Luxembourg 0.5%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000		06/30/27	EUR	6,300	7,098,833
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000		06/30/27	EUR	10,000	11,267,989
Picard Bondco SA,
Gtd. Notes	5.500		11/30/24	EUR	1,489	1,699,480

						20,066,302

Mexico 0.8%
Petroleos Mexicanos,
Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430% (Cap
N/A, Floor 0.000%)	0.710	(c)	02/15/24		2,625	2,621,137
Gtd. Notes	3.625		11/24/25	EUR	11,020	11,614,650
Gtd. Notes	6.500		01/23/29		480	428,145
Gtd. Notes	6.840		01/23/30		525	467,923
Gtd. Notes, EMTN	1.875		04/21/22	EUR	1,200	1,352,545
Gtd. Notes, EMTN	3.750		02/21/24	EUR	4,200	4,686,664
Gtd. Notes, EMTN	3.750		11/16/25	GBP	290	328,592
Gtd. Notes, EMTN	3.750		04/16/26	EUR	3,057	3,171,322
Gtd. Notes, EMTN	4.875		02/21/28	EUR	5,900	6,110,525
Gtd. Notes, EMTN	5.125		03/15/23	EUR	1,600	1,875,881
Gtd. Notes, EMTN	8.250		06/02/22	GBP	528	719,423

						33,376,807

See Notes to Financial Statements.

PGIM Global Total Return Fund	33

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Netherlands 1.0%
ABN AMRO Bank NV,
Sub. Notes, 144A	4.750%		07/28/25		500	$567,389
BNG Bank NV,
Sr. Unsec’d. Notes	5.150		03/07/25	CAD	1,000	889,622
Sr. Unsec’d. Notes, EMTN	0.500		03/03/21	NZD	3,000	1,981,664
Sr. Unsec’d. Notes, EMTN	0.500		03/29/21	NZD	2,200	1,456,030
Sr. Unsec’d. Notes, EMTN	0.500		05/12/21	ZAR	10,000	600,480
Sr. Unsec’d. Notes, EMTN	0.500		06/22/21	ZAR	6,000	358,068
Sr. Unsec’d. Notes, EMTN	0.500		06/07/22	ZAR	10,000	571,118
Sr. Unsec’d. Notes, EMTN	0.500		08/15/22	ZAR	30,000	1,714,487
Sr. Unsec’d. Notes, EMTN	7.000		12/09/21	AUD	2,000	1,509,196
Sr. Unsec’d. Notes, MTN	2.067	(s)	04/05/28	CAD	1,600	1,089,088
Cooperatieve Rabobank UA,
Sub. Notes, Series 1	1.429		12/19/24	JPY	300,000	2,928,707
ING Groep NV,
Sr. Unsec’d. Notes (a)	4.050		04/09/29		2,815	3,296,641
Nouryon Holding BV,
Gtd. Notes	6.500		10/01/26	EUR	1,590	1,884,548
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A	3.150		05/01/27		575	622,196
Gtd. Notes, 144A	3.400		05/01/30		725	797,261
OCI NV,
Sr. Sec’d. Notes, 144A	3.625		10/15/25	EUR	9,300	10,777,749
United Group BV,
Sr. Sec’d. Notes	4.875		07/01/24	EUR	300	350,269
Sr. Sec’d. Notes, 144A	3.125		02/15/26	EUR	3,800	4,138,001
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375		02/28/30	EUR	6,000	6,650,552
Ziggo BV,
Sr. Sec’d. Notes	4.250		01/15/27	EUR	180	215,926

						42,398,992

Norway 0.3%
Equinor ASA,
Gtd. Notes	2.875		04/06/25		9,650	10,430,624
Sr. Unsec’d. Notes	6.800		01/15/28		2,265	3,014,307

						13,444,931

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.0%
Lima Metro Line 2 Finance Ltd., Sr. Sec’d. Notes	5.875%		07/05/34		105	$127,030
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	2.077	(s)	06/02/25		1,624	1,530,233

						1,657,263

Philippines 0.1%
Bangko Sentral ng Pilipinas International Bond, Sr. Unsec’d. Notes, Series A	8.600		06/15/27		3,500	4,865,962
Power Sector Assets & Liabilities Management Corp., Gov’t. Gtd. Notes	7.390		12/02/24		200	250,705

						5,116,667

Poland 0.2%
Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes	1.375		06/01/25	EUR	500	617,618
Gov’t. Gtd. Notes	1.625		04/30/28	EUR	600	757,643
Gov’t. Gtd. Notes, EMTN	1.750		05/06/26	EUR	4,700	5,943,154

						7,318,415

Portugal 0.2%
CP-Comboios de Portugal EPE, Sr. Unsec’d. Notes	5.700		03/05/30	EUR	5,500	9,123,425
Infraestruturas de Portugal SA, Sr. Unsec’d. Notes	4.250		12/13/21	EUR	1,000	1,218,438

						10,341,863

Qatar 0.2%
QNB Finance Ltd.,
Gtd. Notes, EMTN	4.350		01/29/22	CNH	8,310	1,254,855
Gtd. Notes, EMTN	5.100		03/08/21	CNH	29,300	4,401,705
Gtd. Notes, EMTN	5.100		05/14/21	CNH	7,360	1,108,981
Gtd. Notes, EMTN	5.200		06/07/21	CNH	10,000	1,509,755
Gtd. Notes, EMTN	5.250		06/21/21	CNH	3,970	599,966
Gtd. Notes, MTN	4.900		02/01/28	AUD	840	665,032

						9,540,294

See Notes to Financial Statements.

PGIM Global Total Return Fund	35

Schedule of Investments (continued)

as of October31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Russia 0.7%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.250%	07/19/22	CHF	2,000	$2,212,817
Sr. Unsec’d. Notes	2.500	03/21/26	EUR	2,000	2,374,890
Sr. Unsec’d. Notes	2.750	11/30/21	CHF	1,200	1,333,513
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	8,730	12,016,031
Russian Railways Via RZD Capital PLC,
Sr. Unsec’d. Notes	0.898	10/03/25	CHF	9,200	9,796,116
Sr. Unsec’d. Notes	1.195	04/03/28	CHF	1,300	1,365,953
Sr. Unsec’d. Notes	7.487	03/25/31	GBP	750	1,309,078

					30,408,398

South Africa 0.2%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28		1,350	1,393,966
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		3,200	3,304,217
Sr. Unsec’d. Notes	5.750	01/26/21		5,000	4,890,034
Sasol Financing International Ltd., Gtd. Notes	4.500	11/14/22		800	777,144

					10,365,361

South Korea 0.5%
Korea Development Bank (The),
Sr. Unsec’d. Notes, EMTN	4.500	11/10/20	CNH	16,000	2,389,923
Sr. Unsec’d. Notes, EMTN	6.000	01/22/25	IDR	15,000,000	1,032,904
Korea Expressway Corp., Sr. Unsec’d. Notes, GMTN	3.030	05/11/32	CAD	7,500	6,340,449
Korea Hydro & Nuclear Power Co. Ltd., Sr. Unsec’d. Notes, EMTN	3.350	03/13/28	HKD	2,000	283,355
Korean Air Lines Co. Ltd., Gov’t. Gtd. Notes, Series 1	0.320	02/21/22	JPY	500,000	4,773,962
KT Corp., Sr. Unsec’d. Notes, Series 9	0.220	07/19/22	JPY	700,000	6,635,876

					21,456,469

Spain 0.1%
Adif-Alta Velocidad, Sr. Unsec’d. Notes, EMTN	3.500	05/27/24	EUR	400	528,506
Banco Santander SA, Sr. Unsec’d. Notes (a)	3.800	02/23/28		2,200	2,425,930

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Spain (cont’d.)
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, 144A	7.625%		11/01/21		2,000	$1,004,063
Sr. Sec’d. Notes, 144A	10.750		09/30/23	EUR	1,191	1,390,919

						5,349,418

Supranational Bank 1.4%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500		09/21/21	NZD	4,000	2,647,516
Sr. Unsec’d. Notes, EMTN	0.500		03/13/23	MXN	20,000	834,779
Corp. Andina de Fomento,
Sr. Unsec’d. Notes	2.750		01/06/23		1,350	1,400,569
Sr. Unsec’d. Notes	4.375		06/15/22		3,300	3,479,088
Sr. Unsec’d. Notes, MTN	4.000		03/31/21	AUD	1,636	1,162,150
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	0.500		09/01/23	AUD	400	278,123
Sr. Unsec’d. Notes, GMTN	0.500		11/21/23	AUD	1,200	841,174
Sr. Unsec’d. Notes, GMTN	6.450		12/13/22	IDR	60,560,000	4,264,379
Unsec’d. Notes, GMTN ^	1.250		07/10/23	PEN	4,500	1,251,985
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	4.600		01/30/37	CAD	1,500	1,561,966
Sr. Unsec’d. Notes, 144A, EMTN	5.400		01/05/45	CAD	4,200	5,103,747
Sr. Unsec’d. Notes, 144A, MTN	2.057	(s)	05/28/37	CAD	12,000	6,512,850
Sr. Unsec’d. Notes, EMTN	0.500		06/21/23	AUD	1,600	1,125,716
Sr. Unsec’d. Notes, EMTN	0.500		07/21/23	AUD	800	558,565
Sr. Unsec’d. Notes, EMTN	0.500		08/10/23	AUD	1,210	850,253
Sr. Unsec’d. Notes, EMTN	0.500		10/26/23	AUD	6,930	4,821,493
Sr. Unsec’d. Notes, EMTN	1.250		05/12/25	SEK	16,500	1,949,346
Sr. Unsec’d. Notes, EMTN	1.250		11/12/29	SEK	10,000	1,202,327
Sr. Unsec’d. Notes, EMTN	1.954	(s)	05/28/37	CAD	7,550	4,097,551
Sr. Unsec’d. Notes, EMTN	3.250		05/24/23	NOK	10,000	1,119,330
Sr. Unsec’d. Notes, EMTN	4.600		01/30/37	CAD	550	572,721
Inter-American Development Bank,
Sr. Unsec’d. Notes	4.400		01/26/26	CAD	1,800	1,602,026
Sr. Unsec’d. Notes, EMTN	0.500		05/23/23	CAD	744	559,129
Sr. Unsec’d. Notes, EMTN	7.875		03/14/23	IDR	137,000,000	9,965,230
Sr. Unsec’d. Notes, GMTN	7.500		12/05/24	MXN	600	30,249
Unsec’d. Notes, EMTN	0.500		11/30/20	ZAR	1,840	112,711
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	0.500		03/07/22	AUD	1,145	801,778
Sr. Unsec’d. Notes, EMTN	0.500		03/28/22	AUD	200	139,659
Sr. Unsec’d. Notes, EMTN	0.500		07/29/22	AUD	350	246,429

See Notes to Financial Statements.

PGIM Global Total Return Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)
International Bank for Reconstruction & Development, (cont’d.)
Sr. Unsec’d. Notes, MTN	1.600	%(cc)	10/20/26		18	$18,117
International Finance Corp., Sr. Unsec’d. Notes, GMTN	6.000		07/25/22	MXN	20,000	957,317
Nordic Investment Bank, Sr. Unsec’d. Notes, MTN	3.875		09/02/25	NZD	2,000	1,542,698
North American Development Bank,
Sr. Unsec’d. Notes	2.400		10/26/22		198	204,250

						61,815,221

Switzerland 0.4%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	2.593	(ff)	09/11/25		1,390	1,457,115
Sr. Unsec’d. Notes, 144A (a)	4.207	(ff)	06/12/24		2,850	3,079,457
Sr. Unsec’d. Notes, 144A	4.282		01/09/28		2,975	3,367,340
Sr. Unsec’d. Notes, EMTN	3.500	(ff)	03/08/24	AUD	750	552,886
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, EMTN	1.000		04/14/23	CHF	1,000	1,115,590
UBS AG,
Sr. Unsec’d. Notes	1.200		07/30/25	AUD	1,855	1,328,732
UBS Group AG,
Sr. Unsec’d. Notes, 144A	2.859	(ff)	08/15/23		990	1,026,318
Sr. Unsec’d. Notes, 144A	3.491		05/23/23		1,100	1,146,577
Sr. Unsec’d. Notes, 144A	4.125		09/24/25		2,500	2,841,537

						15,915,552

Tunisia 0.0%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	4.200		03/17/31	JPY	100,000	724,795

Ukraine 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125		07/19/24	EUR	1,100	1,225,548

United Arab Emirates 1.0%
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes	3.625		01/12/23		1,000	1,055,952
Sr. Unsec’d. Notes, 144A (a)	4.375		04/23/25		1,070	1,208,262
Sr. Unsec’d. Notes, GMTN	2.750		05/02/24	EUR	13,800	17,405,912

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Arab Emirates (cont’d.)
ADCB Finance Cayman Ltd.,
Gtd. Notes, MTN	3.750%		10/25/22	AUD	1,130	$817,437
Gtd. Notes, MTN	4.500		10/25/27	AUD	1,820	1,382,759
DP World PLC,
Sr. Unsec’d. Notes	2.375		09/25/26	EUR	550	645,125
Sr. Unsec’d. Notes	4.250		09/25/30	GBP	4,000	5,727,926
Sr. Unsec’d. Notes, 144A	4.250		09/25/30	GBP	1,840	2,634,846
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes, MTN	4.750		02/09/28	AUD	4,830	3,785,093
Sr. Unsec’d. Notes, MTN	4.850		10/12/27	AUD	4,090	3,216,078
Emirates Telecommunications Group Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750		06/18/26	EUR	4,000	5,292,538
First Abu Dhabi Bank PJSC,
Sr. Unsec’d. Notes, EMTN	4.500		09/10/21	CNH	8,000	1,206,610

						44,378,538

United Kingdom 3.0%
Barclays PLC,
Sr. Unsec’d. Notes	4.375		01/12/26		800	904,490
Sr. Unsec’d. Notes, EMTN	1.125		07/12/23	CHF	1,200	1,333,501
Sr. Unsec’d. Notes, MTN	3.250		06/26/24	AUD	1,000	736,878
Sr. Unsec’d. Notes, MTN	4.000		06/26/29	AUD	2,000	1,528,133
Sr. Unsec’d. Notes, MTN	4.327		06/15/23	AUD	1,750	1,314,483
Sr. Unsec’d. Notes, MTN (a)	4.972	(ff)	05/16/29		5,520	6,464,644
Sr. Unsec’d. Notes, MTN	5.244		06/15/28	AUD	1,000	817,663
Sr. Unsec’d. Notes, Series 1	1.232	(ff)	09/25/24	JPY	100,000	961,786
Sub. Notes	5.200		05/12/26		3,780	4,261,297
BP Capital Markets PLC,
Gtd. Notes	4.375	(ff)	—(rr)		14,500	15,084,027
Co-operative Group Holdings 2011 Ltd.,
Gtd. Notes	7.500		07/08/26	GBP	2,400	3,665,283
Co-Operative Group Ltd.,
Sr. Unsec’d. Notes	5.125		05/17/24	GBP	3,400	4,615,177
CPUK Finance Ltd.,
Sec’d. Notes, 144A	4.875		02/28/47	GBP	110	129,831
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250		10/30/25	EUR	6,400	7,100,309
Sr. Sec’d. Notes, 144A	4.375		02/07/25	EUR	5,500	5,861,101
Sr. Sec’d. Notes, 144A	6.250		10/30/25	EUR	3,200	3,550,154
Experian Finance PLC,
Gtd. Notes, 144A	2.750		03/08/30		3,625	3,877,175

See Notes to Financial Statements.

PGIM Global Total Return Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A, EMTN	3.120%		04/04/26	CNH	36,800	$5,407,137
Sr. Unsec’d. Notes, EMTN	3.300	(ff)	09/28/24		11,320	11,137,904
HSBC Holdings PLC,
Sr. Unsec’d. Notes	1.645	(ff)	04/18/26		1,255	1,258,629
Sr. Unsec’d. Notes	3.973	(ff)	05/22/30		2,400	2,683,900
Sr. Unsec’d. Notes, EMTN	3.350	(ff)	02/16/24	AUD	1,000	730,608
Sr. Unsec’d. Notes, Series 2	0.842		09/26/23	JPY	200,000	1,915,507
Ladbrokes Group Finance PLC,
Sr. Sec’d. Notes	5.125		09/08/23	GBP	1,900	2,542,739
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes	2.907	(ff)	11/07/23		1,850	1,923,958
Sr. Unsec’d. Notes	3.870	(ff)	07/09/25		5,695	6,212,333
Sr. Unsec’d. Notes, MTN	4.250		11/22/27	AUD	160	125,735
Sub. Notes	4.582		12/10/25		2,250	2,494,866
Natwest Group PLC,
Sr. Unsec’d. Notes (a)	3.875		09/12/23		1,000	1,079,205
Sr. Unsec’d. Notes	4.269	(ff)	03/22/25		5,860	6,394,395
Sr. Unsec’d. Notes	4.445	(ff)	05/08/30		2,500	2,880,311
Sr. Unsec’d. Notes, EMTN	2.000	(ff)	03/08/23	EUR	700	833,915
Sr. Unsec’d. Notes, EMTN	2.500		03/22/23	EUR	1,500	1,838,999
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A	3.250		09/30/25	GBP	1,700	2,183,746
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes	3.571		01/10/23		3,065	3,159,685
Tesco Corporate Treasury Services PLC,
Gtd. Notes, EMTN	2.500		07/01/24	EUR	750	946,707
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.000		04/15/27	GBP	2,800	3,752,282
Sr. Sec’d. Notes, 144A	5.000		04/15/27	GBP	5,900	7,906,595
William Hill PLC,
Gtd. Notes, MTN	4.750		05/01/26	GBP	3,315	4,766,987

						134,382,075

United States 16.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A (a)	3.200		11/21/29		6,090	6,698,944
Sr. Unsec’d. Notes, 144A	4.050		11/21/39		2,975	3,401,630
Sr. Unsec’d. Notes, 144A	4.250		11/21/49		2,870	3,340,111
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	3.500		08/15/24	EUR	1,234	1,340,661

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Aflac, Inc.,
Sr. Unsec’d. Notes	0.830%		03/12/35	JPY	100,000	$923,803
Sr. Unsec’d. Notes	0.932		01/25/27	JPY	80,000	771,363
Sr. Unsec’d. Notes	1.159		10/18/30	JPY	600,000	5,863,912
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500		02/15/23		5,000	5,080,760
Altria Group, Inc.,
Gtd. Notes	3.125		06/15/31	EUR	2,900	3,943,000
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK
12.000% or Cash coupon 5.000% and PIK
6.000%	12.000		06/15/26		4,089	228,807
Sr. Sec’d. Notes, 144A	10.500		04/24/26		481	248,451
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875		06/21/27	EUR	2,100	2,638,506
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500		05/20/25		3,800	4,069,978
Sr. Unsec’d. Notes	5.625		05/20/24		3,500	3,728,640
Amgen, Inc.,
Sr. Unsec’d. Notes	2.600		08/19/26		600	649,826
Antero Resources Corp.,
Gtd. Notes	5.625		06/01/23		2,000	1,660,472
Anthem, Inc.,
Sr. Unsec’d. Notes	2.875		09/15/29		5,715	6,145,869
Sr. Unsec’d. Notes	4.101		03/01/28		1,005	1,158,349
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000		11/01/27		629	614,824
Sr. Unsec’d. Notes, 144A	7.000		11/01/26		575	508,651
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800		02/15/27		85	95,634
Sr. Unsec’d. Notes	4.100		01/19/26	AUD	1,700	1,361,802
Sr. Unsec’d. Notes	4.850		05/25/47	CAD	150	123,770
Sr. Unsec’d. Notes	5.100		11/25/48	CAD	4,575	3,938,350
Sr. Unsec’d. Notes, 144A (a)	3.500		09/15/53		1,511	1,428,427
Sr. Unsec’d. Notes, 144A (a)	3.650		09/15/59		5,787	5,495,020
Sr. Unsec’d. Notes, EMTN	7.000		04/30/40	GBP	1,550	3,252,635
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300	(ff)	—(rr)		8,760	8,557,838
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28		4,519	5,021,203
Sr. Unsec’d. Notes, EMTN	(5.214	)(s)	03/31/22	EUR	1,143	1,570,142

See Notes to Financial Statements.

PGIM Global Total Return Fund	41

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.939	%(s)	05/31/21	EUR	1,100	$1,532,415
Sr. Unsec’d. Notes, EMTN	5.145	(cc)	06/27/22	EUR	500	626,857
Sr. Unsec’d. Notes, MTN	2.884	(ff)	10/22/30		7,620	8,181,749
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		5,140	5,632,121
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500		01/31/27		550	600,999
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000		01/30/28		2,590	2,557,900
Gtd. Notes, 144A	5.250		01/30/30		375	368,866
Gtd. Notes, 144A	6.125		04/15/25		1,500	1,539,130
Gtd. Notes, 144A	7.250		05/30/29		400	430,386
Beazer Homes USA, Inc.,
Gtd. Notes	5.875		10/15/27		1,300	1,325,568
Gtd. Notes	6.750		03/15/25		2,075	2,141,230
Gtd. Notes	7.250		10/15/29		1,675	1,802,616
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	0.440		09/13/29	JPY	1,640,000	15,098,156
Sr. Unsec’d. Notes	0.787		09/13/34	JPY	100,000	919,535
Sr. Unsec’d. Notes	0.965		09/13/39	JPY	300,000	2,697,792
Boeing Co. (The),
Sr. Unsec’d. Notes	5.805		05/01/50		4,030	4,725,877
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.200		06/15/26		1,670	1,869,022
Sr. Unsec’d. Notes (h)	3.400		07/26/29		3,790	4,374,353
Sr. Unsec’d. Notes (h)	3.450		11/15/27		3,345	3,809,532
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650		06/15/24		2,000	2,114,930
Sr. Unsec’d. Notes (a)	4.125		05/15/29		2,865	3,112,420
Broadcom, Inc.,
Gtd. Notes	3.459		09/15/26		2,626	2,863,813
Gtd. Notes	4.700		04/15/25		6,765	7,686,194
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250		07/01/25		2,660	2,729,818
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950		02/28/22		52	52,775
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625		02/01/29		2,770	2,795,973
Sr. Unsec’d. Notes, 144A	5.000		02/01/31		1,180	1,205,252
Sr. Unsec’d. Notes, 144A	5.125		03/15/28		5,000	5,168,359
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.375		06/01/29		675	727,984

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.500%		05/01/26		1,000	$1,039,156
CF Industries, Inc.,
Gtd. Notes (a)	3.450		06/01/23		600	613,404
Sr. Sec’d. Notes, 144A	4.500		12/01/26		6,451	7,558,481
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.800		04/01/31		3,625	3,739,634
Sr. Sec’d. Notes (a)	4.800		03/01/50		5,250	5,986,656
Sr. Sec’d. Notes	6.384		10/23/35		2,357	3,188,213
Cigna Corp.,
Gtd. Notes	3.050		11/30/22		3,000	3,145,526
Sr. Unsec’d. Notes (a)	2.400		03/15/30		2,665	2,760,081
CitiFinancial Credit Co.,
Sr. Unsec’d. Notes	7.875		02/01/25		662	837,356
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	3.000	(cc)	06/12/24		8,398	9,125,584
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.750		04/25/22		600	619,303
Sr. Unsec’d. Notes	2.800		06/25/27	JPY	770,000	8,180,842
Sr. Unsec’d. Notes	3.106	(ff)	04/08/26		12,950	13,974,072
Sr. Unsec’d. Notes, GMTN	2.210		08/23/22	HKD	27,000	3,537,173
Sr. Unsec’d. Notes, GMTN	2.600		12/07/22	HKD	5,000	662,516
Sr. Unsec’d. Notes, Series 18BR	2.360		09/16/25	JPY	100,000	1,032,504
Sub. Notes	4.400		06/10/25		3,000	3,393,499
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	9.250		02/15/24		3,372	2,935,529
Comcast Corp.,
Gtd. Notes	3.150		02/15/28		2,000	2,226,307
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.750		07/12/22		39	39,217
Corning, Inc.,
Sr. Unsec’d. Notes	0.698		08/09/24	JPY	100,000	946,652
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300		03/25/28		2,175	2,518,237
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A (a)	6.500		06/01/26		1,625	1,699,311
Dana, Inc.,
Sr. Unsec’d. Notes	5.375		11/15/27		2,625	2,725,631
Danaher Corp.,
Sr. Unsec’d. Notes	2.100		09/30/26	EUR	1,200	1,558,036

See Notes to Financial Statements.

PGIM Global Total Return Fund	43

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%		02/10/24		110	$111,588
DH Europe Finance II Sarl,
Gtd. Notes	0.200		03/18/26	EUR	3,400	3,993,772
Gtd. Notes	0.450		03/18/28	EUR	2,200	2,588,829
Diamond BC BV,
Sr. Unsec’d. Notes	5.625		08/15/25	EUR	6,900	7,933,015
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625		08/15/27		3,740	1,551,999
Discovery Communications LLC,
Gtd. Notes	3.450		03/15/25		2,500	2,724,726
Gtd. Notes	5.300		05/15/49		180	215,743
DISH DBS Corp.,
Gtd. Notes (a)	7.750		07/01/26		3,000	3,181,325
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625		05/15/26		720	801,993
Sr. Unsec’d. Notes	9.400		05/15/39		152	259,356
Eastman Chemical Co.,
Sr. Unsec’d. Notes (a)	4.500		12/01/28		600	700,235
Eli Lilly & Co.,
Sr. Unsec’d. Notes	0.625		11/01/31	EUR	3,000	3,672,168
Embarq Corp.,
Sr. Unsec’d. Notes	7.995		06/01/36		6,850	8,014,500
Energizer Gamma Acquisition BV,
Gtd. Notes	4.625		07/15/26	EUR	13,998	16,700,761
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G	7.125	(ff)	—(rr)		7,800	6,372,011
Enterprise Products Operating LLC,
Gtd. Notes (a)	3.125		07/31/29		1,580	1,704,599
Gtd. Notes	3.700		01/31/51		210	208,963
Gtd. Notes	3.950		01/31/60		220	214,134
ERAC USA Finance LLC,
Gtd. Notes, 144A	7.000		10/15/37		190	276,786
Everi Payments, Inc.,
Gtd. Notes, 144A	7.500		12/15/25		1,959	1,981,345
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes (original cost $783,750;purchased 10/20/14)(f)	8.625		01/15/21		750	134,786
Fidelity National Information Services, Inc.,
Gtd. Notes	1.100		07/15/24	EUR	2,300	2,789,354

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Fidelity National Information Services, Inc., (cont’d.)
Sr. Unsec’d. Notes	1.500%		05/21/27	EUR	7,600	$9,516,288
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.134		08/04/25		200	199,799
Sr. Unsec’d. Notes	4.687		06/09/25		2,015	2,062,357
Sr. Unsec’d. Notes, EMTN	4.125		06/20/24	SGD	2,000	1,419,957
General Motors Financial Co., Inc.,
Gtd. Notes	3.200		07/06/21		370	374,936
Gtd. Notes	3.850		01/05/28		2,900	3,087,767
Gtd. Notes	3.950		04/13/24		250	266,374
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A (a)	7.625		04/15/26		1,000	1,003,042
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.165	(c)	—(rr)		700	687,176
Sr. Unsec’d. Notes	3.500		01/23/25		1,500	1,639,863
Sr. Unsec’d. Notes	4.500		05/16/28	AUD	210	172,703
Sr. Unsec’d. Notes, EMTN	0.000	(cc)	08/12/25	EUR	3,216	3,635,857
Sr. Unsec’d. Notes, EMTN	1.000		08/06/24	JPY	100,000	963,482
Sr. Unsec’d. Notes, EMTN	1.300		03/22/30	JPY	10,000	99,383
Sr. Unsec’d. Notes, EMTN	1.428	(s)	12/15/23	EUR	200	228,886
Sr. Unsec’d. Notes, EMTN	2.100	(cc)	11/26/22		1,500	1,539,997
Sr. Unsec’d. Notes, EMTN	3.000	(cc)	05/31/24		9,328	10,122,856
Sr. Unsec’d. Notes, EMTN	3.000	(ff)	11/30/24		40	39,838
Sub. Notes	4.750		10/12/21	EUR	3,000	3,639,956
Goldman Sachs International,
Gtd. Notes, EMTN	1.750		05/29/24	EUR	3,685	4,454,075
HCA, Inc.,
Gtd. Notes	5.625		09/01/28		1,200	1,395,646
Sr. Sec’d. Notes	5.250		04/15/25		3,000	3,473,255
Sr. Sec’d. Notes	5.250		06/15/49		1,500	1,827,812
Honeywell International, Inc.,
Sr. Unsec’d. Notes	0.000		03/10/24	EUR	6,700	7,835,404
Sr. Unsec’d. Notes	0.750		03/10/32	EUR	3,000	3,576,966
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875		04/01/24		5,000	5,151,247
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	6.250		02/15/26		2,461	2,358,220
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A (a)	3.000		06/20/22		2,000	2,062,965
International Paper Co.,
Sr. Unsec’d. Notes	7.300		11/15/39		75	110,152

See Notes to Financial Statements.

PGIM Global Total Return Fund	45

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
IQVIA, Inc.,
Gtd. Notes, 144A	2.250%		01/15/28	EUR	1,800	$2,063,981
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700		09/15/22		655	699,189
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750		06/15/25		470	484,135
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29		1,150	1,292,215
Sr. Unsec’d. Notes, 144A	5.500		01/15/30		100	109,267
Jefferies Group LLC,
Sr. Unsec’d. Notes (a)	2.750		10/15/32		9,275	9,457,490
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes (h)	4.626		01/15/42		4,027	4,998,665
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.684	(c)	—(rr)		219	207,392
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%	3.545	(c)	—(rr)		1,000	935,174
Jr. Sub. Notes, Series X	6.100	(ff)	—(rr)		1,980	2,086,971
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%	4.014	(c)	—(rr)		1,410	1,389,818
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		3,200	3,589,640
Sr. Unsec’d. Notes	3.702	(ff)	05/06/30		1,590	1,815,061
JPMorgan Chase Bank, N.A.,
Sr. Unsec’d. Notes	4.762	(s)	03/17/48	ITL(jj)	29,800,000	4,996,753
KB Home,
Gtd. Notes	6.875		06/15/27		1,650	1,950,007
Gtd. Notes	7.500		09/15/22		1,000	1,095,492
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.150		02/01/24		2,000	2,172,898
Kraft Heinz Foods Co.,
Gtd. Notes (a)	3.000		06/01/26		2,000	2,041,019
Gtd. Notes, 144A	4.875		10/01/49		15	15,856
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400		03/01/27		4,042	4,336,575
Liberty Mutual Group, Inc.,
Gtd. Notes	2.750		05/04/26	EUR	1,000	1,305,287
Gtd. Notes, 144A	3.951		10/15/50		90	99,636
LYB International Finance III LLC,
Gtd. Notes (a)	4.200		10/15/49		960	1,039,155
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750		05/01/25		875	974,835

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Mars, Inc.,
Gtd. Notes, 144A (h)	3.600%		04/01/34		420	$497,530
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	1.979		03/21/30	EUR	4,700	6,188,531
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.450		09/08/26	AUD	1,220	961,965
Sr. Unsec’d. Notes, MTN	3.800		03/08/29	AUD	5,090	4,162,692
Medtronic Global Holdings SCA,
Gtd. Notes	0.750		10/15/32	EUR	6,200	7,402,908
Gtd. Notes	1.500		07/02/39	EUR	500	619,931
Gtd. Notes	1.625		03/07/31	EUR	2,500	3,277,752
Gtd. Notes	1.750		07/02/49	EUR	2,100	2,643,786
Gtd. Notes	2.250		03/07/39	EUR	1,910	2,654,606
MetLife, Inc.,
Sr. Unsec’d. Notes	0.769		05/23/29	JPY	600,000	5,762,362
Morgan Guaranty Trust Co. of New York,
Sr. Unsec’d. Notes	1.390	(s)	01/21/27	ITL(jj)	1,595,000	903,653
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR +
3.610%	3.847	(c)	—(rr)		1,415	1,356,361
Sr. Unsec’d. Notes, EMTN	0.637	(ff)	07/26/24	EUR	5,000	5,908,609
Sr. Unsec’d. Notes, EMTN	1.342	(ff)	10/23/26	EUR	600	734,616
Sr. Unsec’d. Notes, EMTN	3.240		12/14/22	EUR	2,200	2,703,451
Sr. Unsec’d. Notes, EMTN	7.500		04/02/32		14,000	12,052,728
Sr. Unsec’d. Notes, GMTN	1.875		03/06/30	EUR	900	1,118,121
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes (a)	4.600		02/23/28		1,665	1,942,003
MPLX LP,
Sr. Unsec’d. Notes (a)	4.000		03/15/28		515	558,620
Sr. Unsec’d. Notes	4.125		03/01/27		2,000	2,185,394
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.325		03/24/25	EUR	1,700	2,077,475
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500		08/15/28		2,490	2,483,402
Gtd. Notes, 144A	6.000		01/15/27		735	735,142
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700		04/01/26		1,300	1,385,060
Newfield Exploration Co.,
Gtd. Notes	5.625		07/01/24		7,200	6,965,782
Newmont Corp.,
Gtd. Notes	2.250		10/01/30		1,995	2,054,262

See Notes to Financial Statements.

PGIM Global Total Return Fund	47

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.942%	11/01/47		232	$272,864
Sr. Unsec’d. Notes	4.050	08/15/52		165	198,537
NRG Energy, Inc., Sr. Sec’d. Notes, 144A	3.750	06/15/24		5,600	6,026,207
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes (a)	2.700	08/15/22		1,208	1,115,857
Sr. Unsec’d. Notes	6.450	09/15/36		35	28,282
ONEOK Partners LP, Gtd. Notes (a)	4.900	03/15/25		2,000	2,182,221
ONEOK, Inc.,
Gtd. Notes (a)	3.100	03/15/30		7,350	7,061,438
Gtd. Notes	4.450	09/01/49		2,000	1,754,231
Phillips 66 Partners LP, Sr. Unsec’d. Notes (a)	3.605	02/15/25		2,000	2,112,168
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes (a)	3.550	12/15/29		2,055	1,972,503
Sr. Unsec’d. Notes	4.900	02/15/45		2,350	2,103,461
Prologis Yen Finance LLC,
Gtd. Notes	0.972	09/25/28	JPY	450,000	4,327,811
Gtd. Notes	1.003	06/24/32	JPY	1,500,000	14,279,486
Gtd. Notes	1.222	06/22/35	JPY	200,000	1,900,741
Range Resources Corp., Gtd. Notes, 144A	9.250	02/01/26		4,805	5,094,472
Refinitiv US Holdings, Inc.,
Sr. Sec’d. Notes	4.500	05/15/26	EUR	1,000	1,219,580
Sr. Unsec’d. Notes	6.875	11/15/26	EUR	2,700	3,397,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A	5.125	07/15/23		213	215,556
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	4.625	06/01/25		9,000	10,341,429
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes (a)	5.625	12/01/25		4,525	4,487,688
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A (a)	3.900	05/17/28		1,955	2,084,014
Sr. Unsec’d. Notes, 144A	4.000	12/21/25		129	143,617
Scientific Games International, Inc., Gtd. Notes, 144A	7.000	05/15/28		225	223,643
Service Properties Trust, Sr. Unsec’d. Notes	4.350	10/01/24		3,600	3,186,000

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%		09/23/26		2,470	$2,747,788
Southaven Combined Cycle Generation LLC, Sec’d. Notes	3.846		08/15/33		9	10,565
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000		10/01/26	EUR	675	801,734
Sprint Capital Corp., Gtd. Notes	8.750		03/15/32		4,085	6,113,017
Sprint Corp.,
Gtd. Notes	7.125		06/15/24		2,000	2,300,827
Gtd. Notes	7.625		02/15/25		300	354,325
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.375		07/15/30		3,175	3,281,660
Stryker Corp., Sr. Unsec’d. Notes	2.625		11/30/30	EUR	2,300	3,202,852
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.400		10/01/47		2,200	2,111,884
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28		2,800	2,573,670
Gtd. Notes, 144A	7.500		10/01/25		900	909,191
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	6.625		07/15/27		2,330	2,510,166
Sr. Unsec’d. Notes, 144A	5.125		08/01/30		375	406,874
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125		10/01/28		1,850	1,785,745
Sec’d. Notes, 144A (a)	6.250		02/01/27		800	830,700
Sr. Sec’d. Notes, 144A	5.125		11/01/27		2,905	2,991,102
Sr. Unsec’d. Notes (a)	6.750		06/15/23		1,025	1,080,861
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	0.500		03/01/28	EUR	4,500	5,354,444
Sr. Unsec’d. Notes	2.875		07/24/37	EUR	450	682,145
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375		07/15/33		2,065	3,158,509
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A	4.375		04/15/40		2,500	2,875,990
Sr. Sec’d. Notes, 144A (a)	4.500		04/15/50		3,110	3,628,662
Tote Shipholdings, Inc., Gov’t. Gtd. Notes	3.400		10/16/40		104	112,696
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, EMTN	2.900	(cc)	10/24/25		3,158	3,483,574

See Notes to Financial Statements.

PGIM Global Total Return Fund	49

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

U.S. Concrete, Inc., Gtd. Notes	6.375%	06/01/24		1,252	$1,293,999
United Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.636	01/02/24		53	50,048
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31		840	850,127
Gtd. Notes	4.875	01/15/28		3,115	3,271,106
Gtd. Notes	5.250	01/15/30		2,340	2,536,937
Gtd. Notes	5.500	05/15/27		500	531,892
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.625	06/01/27		3,335	3,367,925
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40		4,410	4,729,814
Gtd. Notes, 144A	4.000	06/22/50		1,325	1,395,573
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25		1,300	1,297,550
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.250	04/08/30	EUR	5,000	6,226,122
Sr. Unsec’d. Notes	2.500	04/08/31	GBP	1,400	1,991,066
Sr. Unsec’d. Notes, MTN	2.650	05/06/30	AUD	1,600	1,181,468
Sr. Unsec’d. Notes, MTN	4.050	02/17/25	AUD	4,430	3,512,482
Sr. Unsec’d. Notes, MTN	4.500	08/17/27	AUD	730	613,914
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		3,520	3,672,688
Sr. Sec’d. Notes, 144A	3.550	07/15/24		9,500	10,106,832
Wells Fargo & Co., Sr. Unsec’d. Notes, GMTN	3.700	07/27/26	AUD	1,373	1,078,653
Welltower, Inc., Sr. Unsec’d. Notes	3.100	01/15/30		5,600	5,895,925
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes (a)	3.750	06/15/27		2,000	2,177,804
Sr. Unsec’d. Notes	4.000	09/15/25		1,500	1,659,279
Xerox Corp., Sr. Unsec’d. Notes	4.375	03/15/23		460	478,921
XPO Logistics, Inc., Gtd. Notes, 144A	6.750	08/15/24		530	560,568

					711,686,250

TOTAL CORPORATE BONDS (cost $1,469,070,944)					1,511,947,599

See Notes to Financial Statements.

50

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.1%

Bermuda 0.6%

Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	%(c)	04/25/28	545	$539,372
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	08/25/28	728	719,542
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	10/25/28	518	514,775
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	04/25/29	532	531,322
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.249	(c)	07/25/29	807	805,885
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.749	(c)	07/25/29	2,400	2,351,488
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	10/25/29	1,240	1,238,097
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.149	(c)	10/25/29	4,500	4,451,215
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.949	(c)	04/25/29	620	615,569
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.148	(c)	10/25/30	6,420	6,423,798
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.148	(c)	10/25/30	3,180	3,181,885
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.648	(c)	10/25/30	2,240	2,240,663
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.799	(c)	05/25/29	378	373,323
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.699	(c)	07/25/28	186	185,350
Oaktown Re III Ltd.,
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	07/25/29	30	30,228
Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.549	(c)	03/25/28	59	58,782

See Notes to Financial Statements.

PGIM Global Total Return Fund	51

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bermuda (cont’d.)

Radnor Re Ltd., (cont’d.)
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.099	%(c)	02/25/30		600	$597,795
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	02/25/30		1,800	1,743,358

						26,602,447

United Kingdom 0.3%

Finsbury Square PLC,
Series 2020-02A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.300% (Cap N/A, Floor 0.000%)	0.000	(c)	06/16/70	GBP	2,200	2,868,874
Paragon Mortgages PLC,
Series 12X, Class B1B, 3 Month EURIBOR + 0.480% (Cap N/A, Floor 0.000%)	0.000	(c)	11/15/38	EUR	1,149	1,293,477
Residential Mortgage Securities PLC,
Series 32A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.250% (Cap N/A, Floor 0.000%)	0.000	(c)	06/20/70	GBP	6,400	8,331,304

						12,493,655

United States 2.2%

APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	0.299	(c)	07/27/57		1,256	1,218,300
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.772	(c)	09/26/45		162	162,371
BVRT Financing Trust,
Series 2019-01, Class F, 144A^	2.295		09/15/21		14,860	14,737,134
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.649	(c)	11/01/23		3,500	3,524,834
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.149	(c)	01/25/57		1,320	1,327,465
Series 2017-05, Class A3, 144A	4.000	(cc)	05/25/57		6,100	6,096,188
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65		1,647	1,651,908
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	(c)	06/25/39		2,361	2,340,772

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Connecticut Avenue Securities Trust, (cont’d.)
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	%(c)	10/25/39	1,082	$1,071,999
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.199	(c)	01/25/40	1,600	1,567,242
Credit Suisse Mortgage Trust,
Series 2019-11R, Class 1A1, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 1.350%)	1.505	(c)	09/25/45	7,611	7,559,479
Fannie Mae Connecticut Avenue Securities,
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.299	(c)	10/25/30	446	435,508
Fannie Mae REMICS,
Series 2012-107, Class GI, IO	3.500		09/25/27	5,176	340,757
FHLMC REMICS,
Series 4166, Class IO, IO	3.500		02/15/43	7,707	1,198,073
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	02/25/50	4,060	3,972,020
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.249	(c)	06/25/50	750	765,067
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.149	(c)	06/25/50	2,780	2,784,765
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.249	(c)	03/25/50	320	314,588
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.399	(c)	09/25/50	1,310	1,323,934
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.299	(c)	09/25/50	940	945,275
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	01/25/49	417	412,639
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A	2.882		10/25/59	7,315	7,335,231
Series 2020-GS05, Class A1, 144A	3.250		06/25/60	1,005	1,011,197
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.649	(c)	04/01/24	1,140	1,132,618
MRA Issuance Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	2.250	(c)	12/08/20	5,131	5,134,513
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.600	(c)	12/11/21	11,820	11,820,000

See Notes to Financial Statements.

PGIM Global Total Return Fund	53

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
MRA Issuance Trust, (cont’d.)
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)^	1.907	%(c)	09/23/21		11,840	$11,840,000
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)^	3.157	(c)	09/23/21		6,920	6,920,000
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.899	(c)	01/25/48		1,300	1,297,523

						100,241,400

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $138,989,912)						139,337,502

SOVEREIGN BONDS 36.9%

Albania 0.1%
Albania Government International Bond,
Sr. Unsec’d. Notes	3.500		10/09/25	EUR	1,000	1,195,568
Sr. Unsec’d. Notes	5.750		11/12/20	EUR	352	410,778
Sr. Unsec’d. Notes, 144A	3.500		10/09/25	EUR	1,000	1,195,567

						2,801,913

Argentina 0.2%
Argentine Republic Government International Bond,
Bonds	4.330		12/31/33	JPY	519,215	1,506,391
Sr. Unsec’d. Notes	0.125	(cc)	01/09/38		20,092	7,488,195
Sr. Unsec’d. Notes	0.670		12/31/38	JPY	194,978	571,344
Sr. Unsec’d. Notes	0.670		12/31/38	JPY	42,213	123,870

						9,689,800

Australia 0.1%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 150	3.000		03/21/47	AUD	2,400	2,141,882
Treasury Corp. of Victoria,
Local Gov’t. Gtd. Notes	2.250		11/20/34	AUD	2,100	1,584,045

						3,725,927

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Austria 0.3%

Republic of Austria Government Bond, Sr. Unsec’d. Notes, 144A	0.750%	03/20/51	EUR	860	$1,202,365
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN	5.000	12/20/24	CAD	11,334	9,984,167
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	1,440	1,570,977

					12,757,509

Belgium 0.1%

Kingdom of Belgium Government International Bond,
Notes, 144A	8.875	12/01/24		750	979,123
Unsec’d. Notes, EMTN	5.700	05/28/32	GBP	650	1,275,592

					2,254,715

Brazil 1.4%

Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		17,269	17,794,962
Gov’t. Gtd. Notes, 144A	5.477	07/24/23		909	936,321
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		33,559	35,396,451
Gov’t. Gtd. Notes, 144A	5.333	02/15/28		564	594,877
Brazilian Government International Bond,
Sr. Unsec’d. Notes	2.875	04/01/21	EUR	7,476	8,784,092
Sr. Unsec’d. Notes	8.500	01/05/24	BRL	30	5,738
Sr. Unsec’d. Notes, Series B	8.875	04/15/24		200	246,787

					63,759,228

Bulgaria 0.3%

Bulgaria Government International Bond,
Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	8,212	12,350,779

Canada 0.2%

Canadian Government Bond, Bonds (k)	4.000	06/01/41	CAD	650	752,134
City of Quebec, Unsec’d. Notes	2.650	12/20/27	CAD	1,000	818,909
City of Toronto,
Sr. Unsec’d. Notes	3.500	06/02/36	CAD	2,000	1,784,884
Unsec’d. Notes	2.650	11/09/29	CAD	775	643,754

See Notes to Financial Statements.

PGIM Global Total Return Fund	55

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Canada (cont’d.)

Province of Alberta Strips Coupon,
Bonds	1.031	%(s)	06/01/26	CAD	500	$350,964
Bonds	1.101	(s)	12/01/26	CAD	550	381,550
Bonds	1.187	(s)	06/01/27	CAD	650	445,634
Province of British Columbia, Unsec’d. Notes	7.875		11/30/23	CAD	2,122	1,934,204
Province of Nova Scotia, Unsec’d. Notes	3.150		12/01/51	CAD	1,000	894,429
Province of Quebec,
Unsec’d. Notes, MTN	6.350		01/30/26		500	635,411
Unsec’d. Notes, MTN	7.140		02/27/26		430	565,035
Province of Saskatchewan,
Unsec’d. Notes	3.300		06/02/48	CAD	1,400	1,260,061

						10,466,969

Chile 0.1%

Chile Government International Bond,
Sr. Unsec’d. Notes	0.830		07/02/31	EUR	1,000	1,176,291
Sr. Unsec’d. Notes	1.440		02/01/29	EUR	1,884	2,349,291
Sr. Unsec’d. Notes	1.750		01/20/26	EUR	240	301,877

						3,827,459

China 0.9%

China Government Bond,
Bonds, Series 1906	3.290		05/23/29	CNH	10,000	1,502,587
Sr. Unsec’d. Notes	3.160		06/27/23	CNH	5,000	758,282
Sr. Unsec’d. Notes	3.300		07/04/23	CNH	2,000	304,212
Sr. Unsec’d. Notes	3.310		11/30/25	CNH	4,000	617,390
Sr. Unsec’d. Notes	3.380		11/21/24	CNH	500	77,043
Sr. Unsec’d. Notes	3.390		05/21/25	CNH	2,500	386,716
Sr. Unsec’d. Notes	3.480		06/29/27	CNH	2,000	311,879
Sr. Unsec’d. Notes	3.600		06/27/28	CNH	6,500	1,024,011
Sr. Unsec’d. Notes	3.600		05/21/30	CNH	17,000	2,686,666
Sr. Unsec’d. Notes	3.900		07/04/36	CNH	6,000	978,608
Sr. Unsec’d. Notes	4.000		11/30/35	CNH	35,000	5,786,315
Sr. Unsec’d. Notes	4.100		05/21/45	CNH	21,000	3,427,355
Sr. Unsec’d. Notes	4.290		05/22/29	CNH	5,000	828,051
Sr. Unsec’d. Notes	4.400		12/12/46	CNH	33,000	5,574,240
Sr. Unsec’d. Notes	4.500		05/22/34	CNH	5,000	860,010
China Government International Bond,
Sr. Unsec’d. Notes	0.500		11/12/31	EUR	1,800	2,081,038

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China (cont’d.)

China Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	1.200%	10/21/30		6,000	$5,924,371
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.150	06/18/27	CNH	4,000	625,884
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	20,000	3,111,051
Unsec’d. Notes, Series 1910	3.860	05/20/29	CNH	10,000	1,502,229
Unsec’d. Notes, Series 2010	3.230	03/23/30	CNH	10,000	1,428,638
People’s Bank of China, Sr. Unsec’d. Notes	2.900	11/11/20	CNH	2,000	298,665

					40,095,241

Colombia 1.5%

Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30		1,400	1,429,998
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	1,066,028
Sr. Unsec’d. Notes	8.375	02/15/27		2,745	3,252,662
Sr. Unsec’d. Notes (a)	9.850	06/28/27	COP	13,013,000	4,344,533
Sr. Unsec’d. Notes	10.375	01/28/33		1,401	2,180,412
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	42,984	56,317,356

					68,590,989

Croatia 0.5%

Croatia Government International Bond,
Sr. Unsec’d. Notes	1.125	06/19/29	EUR	200	238,435
Sr. Unsec’d. Notes	2.750	01/27/30	EUR	3,000	4,079,187
Sr. Unsec’d. Notes	3.000	03/20/27	EUR	4,500	6,008,306
Sr. Unsec’d. Notes	3.875	05/30/22	EUR	3,000	3,703,381
Sr. Unsec’d. Notes	5.500	04/04/23		1,000	1,104,222
Sr. Unsec’d. Notes	6.375	03/24/21		500	510,775
Unsec’d. Notes	1.500	06/17/31	EUR	4,600	5,641,740

					21,286,046

Cyprus 1.9%

Cyprus Government International Bond,
Notes, EMTN	1.500	04/16/27	EUR	3,000	3,794,586
Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	5,550	6,731,561
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	4,700	6,366,910
Sr. Unsec’d. Notes, EMTN (a)	2.750	06/27/24	EUR	4,900	6,275,023
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	10,200	14,859,547
Sr. Unsec’d. Notes, EMTN	2.750	05/03/49	EUR	3,000	4,715,219

See Notes to Financial Statements.

PGIM Global Total Return Fund	57

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Cyprus (cont’d.)
Cyprus Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	3.750%	07/26/23	EUR	13,355	$17,187,647
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	16,514	23,295,837

					83,226,330

Czech Republic 0.0%
Czech Republic Government Bond, Bonds, Series 095	1.000	06/26/26	CZK	30,000	1,304,797

Denmark 0.1%
Denmark Government Bond,
Bonds (k)	1.750	11/15/25	DKK	3,520	618,569
Bonds (k)	4.500	11/15/39	DKK	1,800	542,886
Bonds, 144A, Series 10 Year	0.500	11/15/29	DKK	4,300	733,636
Bonds, 144A, Series 30 Year	0.250	11/15/52	DKK	5,000	858,910
Bonds, Series 10 Year (k)	0.500	11/15/27	DKK	12,110	2,042,141

					4,796,142

Dominican Republic 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875	04/18/24		1,306	1,384,652
Sr. Unsec’d. Notes	7.500	05/06/21		1,667	1,708,313

					3,092,965

Egypt 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	5.577	02/21/23		1,835	1,890,270
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	700	786,905

					2,677,175

Finland 0.1%
Finland Government International Bond,
Sr. Unsec’d. Notes	6.950	02/15/26		600	784,952
Kuntarahoitus OYJ,
Local Gov’t. Gtd. Notes, EMTN	0.500	12/21/21	NZD	3,000	1,985,404
Local Gov’t. Gtd. Notes, EMTN	3.050	09/24/32	SEK	13,000	1,811,660

					4,582,016

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

France 0.0%
French Republic Government Bond OAT,
Bonds, 144A (k)	1.500%		05/25/50	EUR	390	$608,155

Germany 0.1%
Bundesrepublik Deutschland Bundesanleihe,
Bonds (k)	0.000		08/15/26	EUR	1,620	1,978,333
Bonds (k)	0.000		08/15/50	EUR	800	994,857

						2,973,190

Greece 2.9%
Hellenic Republic Government Bond,
Bonds	3.650	(cc)	02/24/23	EUR	8,302	10,437,280
Bonds	3.650	(cc)	02/24/24	EUR	6,677	8,672,130
Bonds	3.650	(cc)	02/24/25	EUR	4,854	6,447,480
Bonds	3.650	(cc)	02/24/26	EUR	3,493	4,754,012
Bonds	3.650	(cc)	02/24/27	EUR	5,710	7,939,803
Bonds	3.650	(cc)	02/24/28	EUR	1,966	2,781,229
Bonds	3.650	(cc)	02/24/29	EUR	2,811	4,040,651
Bonds	3.650	(cc)	02/24/30	EUR	1,584	2,305,898
Bonds	3.650	(cc)	02/24/31	EUR	4,445	6,561,994
Bonds	3.650	(cc)	02/24/32	EUR	2,019	3,034,845
Bonds	3.650	(cc)	02/24/33	EUR	1,309	1,993,020
Bonds	3.650	(cc)	02/24/34	EUR	2,004	3,085,406
Bonds	3.650	(cc)	02/24/35	EUR	4,421	6,882,201
Bonds	3.650	(cc)	02/24/36	EUR	1,112	1,749,355
Bonds	3.650	(cc)	02/24/37	EUR	2,388	3,801,360
Bonds	3.650	(cc)	02/24/38	EUR	1,336	2,134,012
Bonds	3.650	(cc)	02/24/39	EUR	1,459	2,369,414
Bonds	3.650	(cc)	02/24/40	EUR	1,550	2,532,069
Bonds	3.650	(cc)	02/24/41	EUR	1,835	3,040,295
Bonds	3.650	(cc)	02/24/42	EUR	3,118	5,242,770
Bonds	3.900		01/30/33	EUR	2,710	4,193,464
Bonds (a)	4.000		01/30/37	EUR	1,260	2,068,315
Bonds	4.200		01/30/42	EUR	2,380	4,242,911
Bonds, 144A	1.500		06/18/30	EUR	4,000	4,904,224
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	9,311	15,582,418
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	5,200	8,193,031

						128,989,587

See Notes to Financial Statements.

PGIM Global Total Return Fund	59

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Guernsey 0.2%
States of Guernsey Bond,
Sr. Unsec’d. Notes	3.375%	12/12/46	GBP	4,641	$8,349,493

Hong Kong 0.0%
Hong Kong Sukuk 2017 Ltd.,
Sr. Unsec’d. Notes	3.132	02/28/27		1,500	1,631,358

Hungary 0.6%
Hungary Government Bond,
Bonds, Series 28/A	6.750	10/22/28	HUF	250,000	1,078,744
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.250	10/22/25	EUR	2,000	2,451,588
Sr. Unsec’d. Notes	1.625	04/28/32	EUR	3,900	4,876,909
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	32,500	4,869,916
Sr. Unsec’d. Notes	5.375	02/21/23		4,850	5,357,979
Sr. Unsec’d. Notes	5.750	11/22/23		4,050	4,645,929
Sr. Unsec’d. Notes, Series 2	1.290	09/18/30	JPY	300,000	2,863,194

					26,144,259

Iceland 0.1%
Iceland Government International Bond,
Sr. Unsec’d. Notes	0.100	06/20/24	EUR	2,634	3,079,666
Sr. Unsec’d. Notes	5.875	05/11/22		2,560	2,740,847
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	500	589,779

					6,410,292

India 0.4%
Export-Import Bank of India,
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		2,910	2,962,677
Sr. Unsec’d. Notes, Series 3	0.590	09/05/22	JPY	1,700,000	16,152,651

					19,115,328

Indonesia 1.9%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	6,000	6,898,165
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	9,560	10,994,878
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	3,400	4,050,340
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	2,600	3,148,404
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	12,505	16,243,795
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	5,195	6,383,126

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Indonesia (cont’d.)
Indonesia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.625%		06/14/23	EUR	5,700	$7,020,219
Sr. Unsec’d. Notes, EMTN	2.875		07/08/21	EUR	6,080	7,209,212
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	12,980	17,738,598
Sr. Unsec’d. Notes, Series 14	1.130		07/07/23	JPY	400,000	3,835,466

						83,522,203

Isle of Man 0.5%
Isle of Man Government International Bond,
Unsec’d. Notes	5.375		08/14/34	GBP	7,436	14,634,863
Unsec’d. Notes	5.625		03/29/30	GBP	4,978	9,021,644

						23,656,507

Israel 0.6%
Israel Government Bond,
Bonds, Series 0928	2.250		09/28/28	ILS	5,000	1,642,747
Israel Government International Bond,
Sr. Unsec’d. Notes	2.750		07/03/30		6,140	6,706,561
Sr. Unsec’d. Notes	4.500		04/03/2120		1,240	1,613,248
Sr. Unsec’d. Notes, EMTN	1.500		01/18/27	EUR	1,600	2,029,900
Sr. Unsec’d. Notes, EMTN	1.500		01/16/29	EUR	1,000	1,281,400
Sr. Unsec’d. Notes, EMTN	2.875		01/29/24	EUR	3,700	4,721,512
Sr. Unsec’d. Notes, EMTN	6.875		10/21/34	GBP	3,210	6,770,461

						24,765,829

Italy 4.5%
Cassa Del Trentino SPA,
Local Gov’t. Gtd. Notes, EMTN	1.160		06/17/26	EUR	614	721,972
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800		03/01/67	EUR	2,100	3,169,166
Sr. Unsec’d. Notes, 144A	3.350		03/01/35	EUR	15,640	23,802,626
Region of Lazio,
Sr. Unsec’d. Notes	3.088		03/31/43	EUR	1,846	2,471,053
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.375		10/17/24		500	523,364
Sr. Unsec’d. Notes	2.875		10/17/29		2,900	2,994,022
Sr. Unsec’d. Notes	4.000		10/17/49		500	538,149
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	1,422	1,700,747
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP
11:00 + 0.000% (Cap N/A, Floor 4.250%)	4.250	(c)	06/28/29	EUR	5,892	8,795,010

See Notes to Financial Statements.

PGIM Global Total Return Fund	61

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Italy (cont’d.)
Republic of Italy Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	5.200%		07/31/34	EUR	868	$1,505,436
Sr. Unsec’d. Notes, EMTN	5.250		12/07/34	GBP	11,751	20,258,245
Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	2,000	3,979,329
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	57,877	96,376,875
Sr. Unsec’d. Notes, MTN	5.125		07/31/24	EUR	15,045	20,755,911
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		4,780	6,069,359
Republic of Italy Government International Bond Strips Coupon,
Sr. Unsec’d. Notes	1.737	(s)	02/20/31	EUR	5,324	5,642,688
Sr. Unsec’d. Notes	3.486	(s)	03/27/23		775	756,598

						200,060,550

Japan 0.7%
Agriculture Forestry & Fisheries Finance Corp.,
Sr. Sec’d. Notes, Series 12	2.240		03/19/27	JPY	100,000	1,085,587
Honshu-Shikoku Bridge,
Sr. Sec’d. Notes, Series 5	2.230		12/20/24	JPY	200,000	2,077,427
Japan Finance Organization for Municipalities,
Sr. Unsec’d. Notes, EMTN	3.060		12/21/20	AUD	2,000	1,410,733
Sr. Unsec’d. Notes, GMTN	0.875		09/22/21	EUR	2,535	2,988,084
Japan Government Thirty Year Bond,
Bonds, Series 66	0.400		03/20/50	JPY	450,000	4,046,743
Bonds, Series 68	0.600		09/20/50	JPY	155,000	1,464,445
Japan Government Twenty Year Bond,
Bonds, Series 149 (k)	1.500		06/20/34	JPY	50,000	560,327
Bonds, Series 150 (k)	1.400		09/20/34	JPY	145,000	1,608,056
Bonds, Series 157 (k)	0.200		06/20/36	JPY	224,100	2,110,598
Bonds, Series 159 (k)	0.600		12/20/36	JPY	665,000	6,647,032
Bonds, Series 165 (k)	0.500		06/20/38	JPY	407,000	3,982,502
Bonds, Series 171 (k)	0.300		12/20/39	JPY	300,000	2,813,815
Japanese Government CPI Linked Bond,
Bonds, Series 22 (k)	0.100		03/10/27	JPY	220,187	2,093,238

						32,888,587

Jersey 0.0%
Jersey International Bond,
Sr. Unsec’d. Notes	3.750		06/09/54	GBP	619	1,255,232

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Kazakhstan 0.4%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500%	09/30/34	EUR	3,200	$3,655,097
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	10,815	13,844,345

					17,499,442

Kuwait 0.0%
Kuwait International Government Bond,
Sr. Unsec’d. Notes, 144A	2.750	03/20/22		2,050	2,103,909

Latvia 0.0%
Latvia Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.625	01/21/21	EUR	200	234,424

Lithuania 0.1%
Lithuania Government Bond,
Bonds, Series 7 Year	0.600	06/29/23	EUR	200	237,373
Lithuania Government International Bond,
Sr. Unsec’d. Notes	6.625	02/01/22		4,920	5,299,321

					5,536,694

Macedonia 0.1%
North Macedonia Government International Bond,
Sr. Unsec’d. Notes	3.975	07/24/21	EUR	3,000	3,567,571
Sr. Unsec’d. Notes	5.625	07/26/23	EUR	1,000	1,285,185
Sr. Unsec’d. Notes, 144A	3.975	07/24/21	EUR	500	594,595

					5,447,351

Malaysia 0.2%
1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		2,000	1,986,497
Malaysia Government Bond,
Bonds, Series 314	4.048	09/30/21	MYR	20,916	5,148,075

					7,134,572

Mexico 1.4%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M	8.000	12/07/23	MXN	10,000	515,158
Mexico Government International Bond,
Sr. Unsec’d. Notes	1.125	01/17/30	EUR	9,100	9,891,089

See Notes to Financial Statements.

PGIM Global Total Return Fund	63

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico (cont’d.)
Mexico Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	1.350%	09/18/27	EUR	500	$579,803
Sr. Unsec’d. Notes	1.625	04/08/26	EUR	200	236,443
Sr. Unsec’d. Notes	2.750	04/22/23	EUR	4,375	5,389,080
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	5,000	5,952,205
Sr. Unsec’d. Notes	4.000	03/15/2115	EUR	950	1,141,570
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	800	940,035
Sr. Unsec’d. Notes, EMTN	5.625	03/19/2114	GBP	340	469,101
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	8,870	10,696,335
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24	GBP	10,151	15,356,386
Sr. Unsec’d. Notes, MTN	7.500	04/08/33		875	1,209,668
Sr. Unsec’d. Notes, Series 25	0.600	04/20/23	JPY	600,000	5,652,397
Sr. Unsec’d. Notes, Series 26	0.850	04/18/25	JPY	300,000	2,777,469
Sr. Unsec’d. Notes, Series 28	2.000	04/20/38	JPY	300,000	2,590,669

					63,397,408

Montenegro 0.0%
Montenegro Government International Bond,
Sr. Unsec’d. Notes, 144A	3.375	04/21/25	EUR	750	875,671

New Zealand 0.2%
Auckland Council,
Sr. Sec’d. Notes	2.900	09/16/27	AUD	1,000	756,419
Sr. Sec’d. Notes	3.500	03/09/26	AUD	2,000	1,558,737
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	2.000	04/15/37	NZD	1,190	834,744
Local Gov’t. Gtd. Notes	2.750	04/15/25	NZD	1,800	1,318,196
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	2,900	2,427,258
Local Gov’t. Gtd. Notes	4.500	04/15/27	NZD	1,800	1,490,931

					8,386,285

Norway 0.1%
City of Oslo,
Sr. Unsec’d. Notes	2.300	12/01/27	NOK	3,000	337,283
Sr. Unsec’d. Notes	3.600	12/06/22	NOK	1,000	111,087
Sr. Unsec’d. Notes	3.650	11/08/23	NOK	9,000	1,023,675
Norway Government Bond,
Sr. Unsec’d. Notes, 144A, Series 481	1.750	09/06/29	NOK	10,000	1,144,820

					2,616,865

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Panama 0.3%
Panama Government International Bond,
Sr. Unsec’d. Notes	4.000%	09/22/24		400	$438,483
Sr. Unsec’d. Notes	8.125	04/28/34		3,799	5,451,932
Sr. Unsec’d. Notes	9.375	01/16/23		3,803	4,439,199
Sr. Unsec’d. Notes	9.375	04/01/29		800	1,228,090

					11,557,704

Peru 1.3%
Peru Government Bond,
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	22,000	5,923,040
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.392	01/23/26		690	724,473
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	27,798	36,096,644
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	9,408	13,641,865
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	9,000	3,071,813

					59,457,835

Philippines 1.3%
Philippine Government International Bond,
Sr. Unsec’d. Notes	0.000	02/03/23	EUR	2,000	2,321,662
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	6,000	7,000,857
Sr. Unsec’d. Notes, Series 11	0.990	08/15/28	JPY	1,100,000	10,461,342
Sr. Unsec’d. Notes, Series 15	0.590	08/15/29	JPY	1,700,000	15,548,208
Unsec’d. Notes	3.580	05/20/22	CNH	165,000	24,639,182

					59,971,251

Poland 0.1%
Republic of Poland Government Bond,
Bonds, Series 428	2.750	04/25/28	PLN	500	142,827
Bonds, Series 727	2.500	07/25/27	PLN	10,000	2,805,810
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes	5.000	03/23/22		700	746,607

					3,695,244

Portugal 1.9%
Metropolitano de Lisboa EPE,
Gov’t. Gtd. Notes	4.799	12/07/27	EUR	5,800	8,990,043
Parpublica-Participacoes Publicas SGPS SA,
Sr. Unsec’d. Notes, EMTN	3.750	07/05/21	EUR	1,500	1,791,069

See Notes to Financial Statements.

PGIM Global Total Return Fund	65

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Portugal (cont’d.)
Portugal Government International Bond,
Sr. Unsec’d. Notes	4.090%	06/03/22	CNH	70,800	$10,604,484
Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		10,791	12,606,824
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	24,295	48,789,336

					82,781,756

Qatar 0.3%
Qatar Government International Bond,
Sr. Unsec’d. Notes	3.400	04/16/25		500	548,478
Sr. Unsec’d. Notes	3.750	04/16/30		2,000	2,318,000
Sr. Unsec’d. Notes, 144A	3.400	04/16/25		4,410	4,837,576
Sr. Unsec’d. Notes, 144A	3.875	04/23/23		1,040	1,115,545
Sr. Unsec’d. Notes, 144A	4.500	04/23/28		2,000	2,394,858

					11,214,457

Romania 0.7%
Romania Government Bond,
Bonds, Series 15 Year	3.650	09/24/31	RON	2,000	485,401
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	4,150	5,112,516
Sr. Unsec’d. Notes, EMTN	2.375	04/19/27	EUR	1,000	1,247,910
Sr. Unsec’d. Notes, EMTN	3.375	02/08/38	EUR	2,138	2,695,448
Sr. Unsec’d. Notes, EMTN (a)	3.500	04/03/34	EUR	1,000	1,315,212
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	1,000	1,352,475
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	2,966	4,080,033
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		1,000	1,089,220
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		2,600	2,794,967
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	3,600	4,248,387
Unsec’d. Notes, 144A, MTN	2.875	05/26/28	EUR	1,100	1,413,457
Unsec’d. Notes, EMTN	2.124	07/16/31	EUR	2,000	2,360,215
Unsec’d. Notes, MTN	2.875	05/26/28	EUR	700	899,473

					29,094,714

Russia 0.9%
Russian Federal Bond - OFZ,
Bonds, Series 6224	6.900	05/23/29	RUB	61,000	815,336
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	2.875	12/04/25	EUR	22,900	29,311,392

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Russia (cont’d.)
Russian Foreign Bond - Eurobond, (cont’d.)
Sr. Unsec’d. Notes	4.500%	04/04/22		400	$418,715
Sr. Unsec’d. Notes	5.100	03/28/35		6,000	7,287,848

					37,833,291

Saudi Arabia 0.4%
KSA Sukuk Ltd.,
Sr. Unsec’d. Notes, EMTN	2.894	04/20/22		1,000	1,029,601
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	5,945	7,317,441
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		1,200	1,217,989
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		3,335	3,481,629
Sr. Unsec’d. Notes, 144A, MTN	2.900	10/22/25		4,000	4,274,665
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		1,135	1,259,225
Sr. Unsec’d. Notes, EMTN	2.875	03/04/23		1,300	1,357,157

					19,937,707

Senegal 0.0%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	1,395	1,612,905

Serbia 0.5%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	1,500	1,704,195
Sr. Unsec’d. Notes	7.250	09/28/21		13,690	14,460,621
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	6,600	7,498,455
Sr. Unsec’d. Notes, 144A	7.250	09/28/21		200	211,258

					23,874,529

Slovenia 0.2%
Slovenia Government International Bond,
Sr. Unsec’d. Notes	5.250	02/18/24		7,922	9,125,571

South Africa 0.2%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	10,000	514,009
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	9,000	645,917
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	1,800	90,574

See Notes to Financial Statements.

PGIM Global Total Return Fund	67

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

South Africa (cont’d.)
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes (a)	3.750%		07/24/26	EUR	5,415	$6,547,427
Sr. Unsec’d. Notes, EMTN	3.800		09/07/21	JPY	100,000	972,914

						8,770,841

South Korea 0.2%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	8.000		05/15/24	IDR	6,800,000	498,570
Sr. Unsec’d. Notes, EMTN	3.130		04/26/23	HKD	4,000	538,235
Sr. Unsec’d. Notes, EMTN	4.140		09/04/23	CNH	5,000	767,847
Sr. Unsec’d. Notes, EMTN	4.660		02/28/21	CNH	12,000	1,801,492
Sr. Unsec’d. Notes, EMTN	7.250		12/07/24	IDR	10,000,000	725,992
Sr. Unsec’d. Notes, EMTN	8.000		05/15/24	IDR	19,600,000	1,437,053
Sr. Unsec’d. Notes, MTN	3.500		07/28/21	NZD	2,000	1,350,364
Sr. Unsec’d. Notes, MTN	3.500		02/14/22	AUD	700	511,081
Korea International Bond,
Sr. Unsec’d. Notes	2.125		06/10/24	EUR	1,100	1,392,942
Sr. Unsec’d. Notes	4.250		12/07/21	EUR	1,700	2,080,625

						11,104,201

Spain 3.0%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes, EMTN	4.900		09/15/21	EUR	600	727,034
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 12.000%, Floor 5.480%)	5.480	(c)	05/11/29	EUR	1,000	1,548,761
Sr. Unsec’d. Notes, EMTN	5.900		05/28/30	EUR	3,000	4,836,755
Sr. Unsec’d. Notes, EMTN	6.350		11/30/41	EUR	100	199,958
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	3.250		06/28/24	CHF	1,300	1,606,658
Gov’t. Gtd. Notes, GMTN	0.963		09/22/22	SEK	32,000	3,653,141
Gov’t. Gtd. Notes, GMTN	2.100		02/23/21	JPY	120,000	1,150,535
Spain Government Bond, Bonds, 144A (k)	5.150		10/31/28	EUR	8,120	13,402,940
Sr. Unsec’d. Notes, 144A	1.200		10/31/40	EUR	2,500	3,188,076
Sr. Unsec’d. Notes, 144A	1.250		10/31/30	EUR	4,000	5,173,544
Sr. Unsec’d. Notes, 144A (k)	1.400		04/30/28	EUR	6,410	8,314,159
Sr. Unsec’d. Notes, 144A (k)	1.400		07/30/28	EUR	895	1,163,195
Sr. Unsec’d. Notes, 144A (k)	1.850		07/30/35	EUR	21,225	29,655,120
Sr. Unsec’d. Notes, 144A (k)	1.950		07/30/30	EUR	1,300	1,786,927

See Notes to Financial Statements.

68

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)
Spain Government Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A (k)	3.450%		07/30/66	EUR	4,200	$8,779,117
Spain Government Bond Strips Coupon,
Bonds	0.449	(s)	07/30/29	EUR	438	506,346
Bonds	0.958	(s)	01/31/35	EUR	168	181,866
Bonds	1.027	(s)	01/31/36	EUR	168	179,433
Bonds	1.078	(s)	01/31/37	EUR	168	176,968
Bonds	1.296	(s)	07/30/41	EUR	436	425,094
Bonds, Series CAC	0.579	(s)	07/30/29	EUR	3,600	4,137,426
Bonds, Series CAC	1.128	(s)	07/30/36	EUR	862	907,803
Bonds, Series CAC	1.212	(s)	07/30/37	EUR	862	896,314
Bonds, Series CAC	1.297	(s)	07/30/38	EUR	862	877,456
Bonds, Series CAC	1.365	(s)	07/30/42	EUR	300	282,469
Bonds, Series CAC	1.405	(s)	07/30/43	EUR	300	276,808
Bonds, Series CAC	1.455	(s)	07/30/44	EUR	300	272,074
Bonds, Series CAC	1.475	(s)	07/30/45	EUR	300	268,339
Bonds, Series CAC	1.485	(s)	07/30/46	EUR	300	265,279
Bonds, Series CAC	1.504	(s)	07/30/47	EUR	300	261,612
Bonds, Series CAC	1.514	(s)	07/30/48	EUR	300	256,292
Bonds, Series CAC	1.544	(s)	07/30/49	EUR	300	252,125
Bonds, Series CAC	1.564	(s)	07/30/50	EUR	300	250,032
Bonds, Series CAC	1.594	(s)	07/30/51	EUR	300	245,679
Bonds, Series CAC	1.623	(s)	07/30/52	EUR	300	240,550
Bonds, Series CAC	1.663	(s)	07/30/53	EUR	300	235,662
Bonds, Series CAC	1.683	(s)	07/30/54	EUR	300	230,779
Bonds, Series CAC	1.703	(s)	07/30/55	EUR	300	225,837
Bonds, Series CAC	1.732	(s)	07/30/56	EUR	300	221,339
Bonds, Series CAC	1.772	(s)	07/30/57	EUR	300	215,921
Bonds, Series CAC	1.782	(s)	07/30/58	EUR	300	211,754
Bonds, Series CAC	1.812	(s)	07/30/59	EUR	300	207,231
Bonds, Series CAC	1.851	(s)	07/30/60	EUR	300	202,713
Bonds, Series CAC	1.871	(s)	07/30/61	EUR	300	198,186
Bonds, Series CAC	1.891	(s)	07/30/62	EUR	300	192,330
Bonds, Series CAC	1.921	(s)	07/30/63	EUR	300	185,847
Bonds, Series CAC	1.950	(s)	07/30/64	EUR	300	185,145
Bonds, Series CAC	1.980	(s)	07/30/65	EUR	300	175,449
Bonds, Series CAC	2.010	(s)	07/30/66	EUR	300	172,735
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.010		11/21/44		10,500	12,725,458
Sr. Unsec’d. Notes, EMTN	5.250		04/06/29	GBP	13,497	22,767,074

						134,699,345

See Notes to Financial Statements.

PGIM Global Total Return Fund	69

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Sweden 0.1%
Kommuninvest I Sverige AB,
Local Gov’t. Gtd. Notes, EMTN	0.625%		11/13/23	SEK	15,000	$1,715,125
Local Gov’t. Gtd. Notes, EMTN	1.500		05/12/25	SEK	7,000	833,921
Local Gov’t. Gtd. Notes, MTN	4.750		08/17/22	AUD	200	151,029
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, EMTN	4.200		12/16/20	AUD	700	494,317
Sr. Unsec’d. Notes, EMTN	8.904	(s)	06/25/27	ZAR	1,400	53,770
Sweden Government Bond,
Bonds, Series 1053 (k)	3.500		03/30/39	SEK	10,000	1,773,892

						5,022,054

Thailand 0.0%
Thailand Government Bond,
Sr. Unsec’d. Notes	3.650		06/20/31	THB	45,000	1,754,669

Turkey 0.2%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.625		03/31/25	EUR	5,000	5,733,724
Sr. Unsec’d. Notes	5.750		03/22/24		1,000	972,278

						6,706,002

Ukraine 0.8%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375		01/27/30	EUR	1,200	1,170,881
Sr. Unsec’d. Notes	6.750		06/20/26	EUR	13,100	15,036,376
Sr. Unsec’d. Notes	7.375		09/25/32		3,600	3,454,767
Sr. Unsec’d. Notes	7.750		09/01/24		1,875	1,944,105
Sr. Unsec’d. Notes	7.750		09/01/25		400	409,398
Sr. Unsec’d. Notes	7.750		09/01/26		500	506,951
Sr. Unsec’d. Notes, 144A	4.375		01/27/30	EUR	9,705	9,469,503
Sr. Unsec’d. Notes, 144A	7.253		03/15/33		1,560	1,468,031

						33,460,012

United Arab Emirates 0.6%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	2.500		10/11/22		498	515,694
Sr. Unsec’d. Notes, 144A	2.500		10/11/22		2,365	2,449,031
Dubai DOF Sukuk Ltd.,
Sr. Unsec’d. Notes	5.000		04/30/29		5,000	5,845,755
Sr. Unsec’d. Notes, EMTN	6.450		05/02/22		6,423	6,929,355

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Arab Emirates (cont’d.)
RAK Capital,
Sr. Unsec’d. Notes, EMTN	3.094%	03/31/25		1,400	$1,482,487
Sharjah Sukuk Ltd.,
Sr. Unsec’d. Notes	3.764	09/17/24		3,800	4,082,453
Sharjah Sukuk Program Ltd.,
Sr. Unsec’d. Notes, EMTN	3.854	04/03/26		4,000	4,336,434
Sr. Unsec’d. Notes, EMTN	4.226	03/14/28		1,200	1,333,523

					26,974,732

United Kingdom 0.8%
Transport for London,
Sr. Unsec’d. Notes, EMTN	4.000	09/12/33	GBP	1,000	1,717,951
Sr. Unsec’d. Notes, EMTN	4.000	04/07/64	GBP	800	1,756,328
Sr. Unsec’d. Notes, EMTN	4.500	03/31/31	GBP	3,813	6,073,502
Sr. Unsec’d. Notes, EMTN	5.000	03/31/35	GBP	3,140	5,569,427
United Kingdom Gilt,
Bonds (k)	3.250	01/22/44	GBP	100	196,845
Bonds (k)	3.500	01/22/45	GBP	2,310	4,758,502
Bonds (k)	4.250	03/07/36	GBP	6,140	12,231,009
Bonds (k)	4.250	09/07/39	GBP	180	379,369
United Kingdom Municipal Bonds Agency Finance Co. Designated Activity Co., Local Gov’t. Gtd. Notes	1.625	08/26/60	GBP	750	970,734

					33,653,667

Uruguay 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375	10/27/27		394	459,974
Sr. Unsec’d. Notes (a)	4.375	01/23/31		625	754,019
Sr. Unsec’d. Notes	6.875	09/28/25		2,202	2,716,700

					3,930,693

TOTAL SOVEREIGN BONDS (cost $1,548,875,984)					1,641,122,371

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.5%
Federal National Mortgage Assoc.
	5.375	12/07/28	GBP	2,007	3,532,654
Tennessee Valley Authority
Sr. Unsec’d. Notes	5.350	06/07/21	GBP	1,217	1,624,015

See Notes to Financial Statements.

PGIM Global Total Return Fund	71

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Tennessee Valley Authority (cont’d.)
Sr. Unsec’d. Notes	5.625%		06/07/32	GBP	8,691	$16,809,266

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $21,533,372)						21,965,935

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Notes(h)(k)	0.625		08/15/30		5,000	4,882,812
U.S. Treasury Notes(h)(k)	1.375		02/15/23		2,450	2,517,375
U.S. Treasury Notes(k)	2.125		05/15/25		300	324,023
U.S. Treasury Strips Coupon(k)	1.872	(s)	05/15/31		400	355,938
U.S. Treasury Strips Coupon(k)	1.888	(s)	08/15/29		400	368,547
U.S. Treasury Strips Coupon(k)	2.089	(s)	11/15/35		800	651,875
U.S. Treasury Strips Coupon(k)	2.251	(s)	08/15/40		800	588,469

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,521,253)						9,689,039

				Shares

COMMON STOCKS 0.0%

Colombia 0.0%
Frontera Energy Corp.					2,232	3,571

United States 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)					19,400	45,784

TOTAL COMMON STOCKS (cost $44,526)						49,355

PREFERRED STOCK 0.0%

United States
Citigroup Capital XIII, 6.584%, Maturity Date 10/30/2040 (cost $100,000)					4,000	109,600

TOTAL LONG-TERM INVESTMENTS (cost $4,171,534,673)						4,313,799,070

SHORT-TERM INVESTMENTS 9.5%

AFFILIATED MUTUAL FUNDS 3.4%
PGIM Core Ultra Short Bond Fund(w)					73,811,083	73,811,083

See Notes to Financial Statements.

72

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $77,297,862; includes $77,283,542 of cash collateral for securities on loan)(b)(w)	77,351,146	$77,327,940

TOTAL AFFILIATED MUTUAL FUNDS (cost $151,108,945)		151,139,023

OPTIONS PURCHASED*~ 6.1% (cost $292,123,851)		271,338,129

TOTAL SHORT-TERM INVESTMENTS (cost $443,232,796)		422,477,152

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 106.4% (cost $4,614,767,469)		4,736,276,222

OPTIONS WRITTEN*~ (6.0)% (premiums received $280,141,218)		(267,401,985)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.4% (cost $4,334,626,251)		4,468,874,237
Liabilities in excess of other assets(z) (0.4)%		(16,296,180)

NET ASSETS 100.0%		$4,452,578,057

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

See Notes to Financial Statements.

PGIM Global Total Return Fund	73

Schedule of Investments (continued)

as of October 31, 2020

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

bps—Basis Points

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CAC—French Stock Market Index

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MASTR—Morgan Stanley Structured Asset Security

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

See Notes to Financial Statements.

74

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Tresor

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TAIBOR—Taiwan Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $46,233,221 and 1.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $74,982,377; cash collateral of $77,283,542 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $20,430,755. The aggregate value of $19,829,841 is 0.4% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Global Total Return Fund	75

Schedule of Investments  (continued)

as of October 31, 2020

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Call	Deutsche Bank AG	11/25/20	92.00	—	AUD	30,400	$2
Currency Option AUD vs JPY	Call	Deutsche Bank AG	05/26/21	70.00	—	AUD	244,500	11,409,934
Currency Option AUD vs JPY	Call	Goldman Sachs International	05/27/22	81.00	—	AUD	79,850	862,751
Currency Option EUR vs GBP	Call	Bank of America, N.A.	11/30/20	1.05	—	EUR	52,750	770
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	21.00	—	EUR	35,000	155,114
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	25.00	—	EUR	70,000	17,327
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP	30,450	11,494
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP	30,450	11,494
Currency Option USD vs BRL	Call	Bank of America, N.A.	11/27/20	8.50	—		83,400	638
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	11/27/20	8.50	—		83,400	638
Currency Option USD vs BRL	Call	Citibank, N.A.	12/21/20	5.25	—		80,000	7,270,265
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	4.00	—		34,000	10,395,985
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.00	—		15,000	4,586,464
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.70	—		288,000	53,194,201
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	5.00	—		112,000	15,023,219
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.10	—		216,000	25,483,872
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.10	—		103,800	12,514,721
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.90	—		207,600	7,032,944
Currency Option USD vs BRL	Call	Bank of America, N.A.	09/28/21	6.00	—		75,000	4,401,228
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/05/20	820.00	—		2,748	464
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.20	—		123,000	1,134,902
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.50	—		246,000	1,252,817

See Notes to Financial Statements.

76

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.60	—	66,000	$420,599
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.95	—	66,000	100,360
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	79.00	—	56,000	266,060
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	81.00	—	100,400	255,202
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	86.00	—	112,000	77,957
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	87.00	—	200,800	111,981
Currency Option USD vs INR	Call	Goldman Sachs International	09/28/21	88.00	—	75,000	323,595
Currency Option USD vs JPY	Call	Morgan Stanley & Co. International PLC	01/27/21	110.00	—	22,000	22,878
Currency Option USD vs JPY	Call	Deutsche Bank AG	05/27/22	114.00	—	113,400	688,440
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,240.00	—	51,000	254,349
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,240.00	—	100,000	498,724
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,370.00	—	302,000	340,040
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,275.00	—	69,500	413,569
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,500.00	—	69,500	70,098
Currency Option USD vs MXN	Call	Barclays Bank PLC	11/30/20	32.00	—	191,400	1,925
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	22.00	—	21,750	546,809
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	22.00	—	61,500	1,546,151
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	26.50	—	166,500	407,992
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	20.50	—	54,000	3,469,013
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.00	—	108,000	3,319,529
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.25	—	59,400	1,613,075

See Notes to Financial Statements.

PGIM Global Total Return Fund	77

Schedule of Investments  (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	25.00	—		118,800	$926,617
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	22.00	—		59,500	2,384,393
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	26.00	—		119,000	1,089,210
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	24.50	—		191,400	8,274,180
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	26.00	—		159,750	5,018,775
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	31.50	—		319,500	3,973,682
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	36.00	—		103,800	740,622
Currency Option USD vs RUB	Call	Goldman Sachs International	12/22/20	95.00	—		56,000	103,204
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	75.00	—		59,500	5,214,745
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	90.00	—		119,000	2,200,131
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	10.00	—		56,000	1,280,882
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	15.00	—		112,000	444,220
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	31.00	—		77,500	3,241
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	32.00	—		77,500	846
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	15.00	—		40,000	3,676,608
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	15.00	—		16,000	1,470,643
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	20.00	—		112,000	275,746
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	15.50	—		51,850	3,778,208
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	18.00	—		103,700	1,460,061
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/18/20	50.00	—	AUD	319,400	8,363
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	60.00	—	AUD	117,000	39,156

See Notes to Financial Statements.

78

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	68.00	—	AUD	58,500	$163,219
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	67.00	—	AUD	142,000	479,502
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	72.00	—	AUD	71,000	809,949
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	62.00	—	AUD	640,000	2,596,334
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	62.00	—	AUD	72,000	292,088
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	70.00	—	AUD	356,000	4,943,961
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	55.00	—	AUD	640,000	3,126,870
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	63.00	—	AUD	320,000	3,595,005
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	71.50	—	AUD	319,400	9,299,950
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	11/03/20	1.10	—	GBP	141,450	—
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.11	—	GBP	164,000	492,626
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.21	—	GBP	82,000	927,635
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.14	—	GBP	350,000	1,992,179
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.22	—	GBP	175,000	2,640,935
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.25	—	GBP	141,450	5,252,589
Currency Option USD vs BRL	Put	Citibank, N.A.	03/29/21	3.75	—		119,000	4,489
Currency Option USD vs BRL	Put	Deutsche Bank AG	09/28/21	3.85	—		29,000	16,540
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.15	—		106,500	249,326
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.70	—		103,800	921,591
Currency Option USD vs INR	Put	BNP Paribas S.A.	12/21/20	69.00	—		20,000	1,070
Currency Option USD vs JPY	Put	JPMorgan Chase Bank, N.A.	12/18/20	92.00	—		240,800	33,175

See Notes to Financial Statements.

PGIM Global Total Return Fund	79

Schedule of Investments  (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	93.00	—	450,000	$3,991,638
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	101.00	—	222,400	5,076,415
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	101.00	—	2,600	59,347
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.50	—	240,800	5,850,398
Currency Option USD vs MXN	Put	Deutsche Bank AG	02/24/21	24.00	—	51,900	6,639,190
Currency Option USD vs RUB	Put	BNP Paribas S.A.	12/22/20	66.00	—	56,000	8,985

Total Options Purchased (cost $292,123,851)							$271,338,129

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Call	Morgan Stanley & Co. International PLC	11/25/20	92.00	—	AUD	30,400	$(2)
Currency Option AUD vs JPY	Call	Bank of America, N.A.	05/26/21	70.00	—	AUD	12,000	(559,997)
Currency Option AUD vs JPY	Call	Citibank, N.A.	05/26/21	70.00	—	AUD	232,500	(10,849,937)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	21.00	—	EUR	35,000	(155,114)
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	25.00	—	EUR	70,000	(17,327)
Currency Option GBP vs USD	Call	Bank of America, N.A.	11/25/20	1.38	—	GBP	60,900	(22,989)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	12/21/20	5.25	—		80,000	(7,270,265)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.00	—		49,000	(14,982,449)
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	4.70	—		180,000	(33,246,376)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.70	—		108,000	(19,947,825)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.00	—		30,000	(4,024,076)

See Notes to Financial Statements.

80

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.00	—	82,000	$(10,999,142)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.10	—	216,000	(25,483,872)
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.10	—	103,800	(12,514,721)
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.90	—	207,600	(7,032,944)
Currency Option USD vs BRL	Call	Deutsche Bank AG	09/28/21	6.00	—	75,000	(4,401,228)
Currency Option USD vs CLP	Call	JPMorgan Chase Bank, N.A.	11/05/20	820.00	—	2,748	(464)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	4,633	(12,587)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	12/01/20	800.00	—	2,748	(16,607)
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.20	—	123,000	(1,134,902)
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.50	—	246,000	(1,252,817)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	3,158	(48,589)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	3,092	(47,574)
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.60	—	66,000	(420,599)
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.95	—	66,000	(100,360)
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	79.00	—	56,000	(266,060)
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	81.00	—	100,400	(255,202)
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	86.00	—	112,000	(77,957)
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	87.00	—	200,800	(111,981)
Currency Option USD vs INR	Call	Bank of America, N.A.	09/28/21	88.00	—	75,000	(323,595)
Currency Option USD vs JPY	Call	Citibank, N.A.	01/27/21	110.00	—	22,000	(22,878)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,240.00	—	151,000	(753,073)

See Notes to Financial Statements.

PGIM Global Total Return Fund	81

Schedule of Investments  (continued)

as of October 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,370.00	—	102,000	$(114,848)
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,370.00	—	200,000	(225,192)
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,275.00	—	69,500	(413,569)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,500.00	—	69,500	(70,098)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	22.00	—	83,250	(2,092,960)
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	26.50	—	43,500	(106,592)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	26.50	—	123,000	(301,399)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	20.50	—	54,000	(3,469,013)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.00	—	108,000	(3,319,529)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.25	—	59,400	(1,613,075)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	25.00	—	118,800	(926,617)
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	22.00	—	59,500	(2,384,393)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	59,500	(544,605)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	59,500	(544,605)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	26.00	—	159,750	(5,018,775)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	28.50	—	382,800	(7,564,436)
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	31.50	—	319,500	(3,973,682)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/23/22	36.00	—	103,800	(740,622)
Currency Option USD vs RUB	Call	BNP Paribas S.A.	12/22/20	95.00	—	56,000	(103,204)
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	75.00	—	59,500	(5,214,745)
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	90.00	—	119,000	(2,200,131)

See Notes to Financial Statements.

82

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	10.00	—		56,000	$(1,280,882)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	15.00	—		112,000	(444,220)
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	31.00	—		77,500	(3,241)
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	32.00	—		77,500	(846)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	15.00	—		56,000	(5,147,251)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	20.00	—		80,000	(196,961)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	20.00	—		32,000	(78,785)
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	15.50	—		51,850	(3,778,208)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	18.00	—		103,700	(1,460,061)
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	60.00	—	AUD	117,000	(39,156)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	68.00	—	AUD	58,500	(163,219)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	67.00	—	AUD	142,000	(479,502)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	72.00	—	AUD	71,000	(809,949)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	62.00	—	AUD	712,000	(2,888,422)
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	70.00	—	AUD	320,000	(4,444,010)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	70.00	—	AUD	36,000	(499,951)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	55.00	—	AUD	640,000	(3,126,870)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	63.00	—	AUD	320,000	(3,595,005)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	64.00	—	AUD	638,800	(7,994,895)
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.11	—	GBP	164,000	(492,626)
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.21	—	GBP	82,000	(927,635)

See Notes to Financial Statements.

PGIM Global Total Return Fund	83

Schedule of Investments  (continued)

as of October 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.14	—	GBP	350,000	$(1,992,179)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.22	—	GBP	175,000	(2,640,935)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.16	—	GBP	282,900	(4,909,732)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/29/21	3.75	—		119,000	(4,489)
Currency Option USD vs BRL	Put	Bank of America, N.A.	09/28/21	3.85	—		29,000	(16,540)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—		2,700	(6,321)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—		103,800	(243,005)
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.70	—		103,800	(921,591)
Currency Option USD vs CNH	Put	Morgan Stanley & Co. International PLC	11/11/20	6.80	—		14,267	(264,767)
Currency Option USD vs INR	Put	Goldman Sachs International	12/21/20	69.00	—		20,000	(1,070)
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	93.00	—		444,800	(3,945,512)
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	93.00	—		5,200	(46,126)
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	95.00	—		481,600	(5,355,430)
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.00	—		225,000	(5,135,762)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—		4,590	(55,705)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—		4,599	(22,300)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—		2,748	(43,823)
Currency Option USD vs MXN	Put	Citibank, N.A.	02/24/21	24.00	—		51,900	(6,639,190)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—		3,665	(610)
Currency Option USD vs RUB	Put	Goldman Sachs International	12/22/20	66.00	—		56,000	(8,985)

Total OTC Traded (premiums received $280,138,852)								$(267,401,366)

See Notes to Financial Statements.

84

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
iTraxx.EUR.33.V1, 06/20/25	Put	Credit Suisse International	11/18/20	1.35%	1.00	%(Q)	iTraxx.EUR. 33.V1(Q)	EUR 10,000	$(619)

(premiums received $2,366)
Total Options Written (premiums received $280,141,218)									$(267,401,985)

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
5	5 Year Canadian Government Bonds	Dec. 2020	$486,002	$(532)
582	5 Year U.S. Treasury Notes	Dec. 2020	73,100,108	(116,477)
40	10 Year Australian Treasury Bonds	Dec. 2020	4,203,740	(45)
15	10 Year Canadian Government Bonds	Dec. 2020	1,700,518	(10,490)
587	10 Year U.S. Ultra Treasury Notes	Dec. 2020	92,324,094	(1,628,245)
2,853	20 Year U.S. Treasury Bonds	Dec. 2020	492,053,344	(11,572,590)
4	30 Year Euro Buxl	Dec. 2020	1,065,701	60,745
1,910	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	410,650,000	(14,650,336)
407	Japanese Yen Currency	Dec. 2020	48,623,781	(20,719)

				(27,938,689)

Short Positions:
152	3 Month CME SOFR	Jun. 2022	37,986,700	26,959
510	3 Month CME SOFR	Sep. 2022	127,442,625	19,192
200	30 Day Federal Funds	Jul. 2021	79,956,000	51,692
46	30 Day Federal Funds	Aug. 2021	18,390,800	10,969
200	30 Day Federal Funds	Oct. 2021	79,964,000	43,692
10	30 Day Federal Funds	Jan. 2022	3,998,200	1,785
1	30 Day Federal Funds	Apr. 2022	399,840	318
7,143	2 Year U.S. Treasury Notes	Dec. 2020	1,577,486,906	171,529
3,390	5 Year Euro-Bobl	Dec. 2020	536,436,975	(3,563,675)
404	10 Year Euro-Bund	Dec. 2020	82,881,851	(1,106,483)
107	10 Year U.K. Gilt	Dec. 2020	18,807,758	59,047
1,941	10 Year U.S. Treasury Notes	Dec. 2020	268,282,594	1,828,226
59	Euro Currency	Dec. 2020	8,595,562	137,988
4,105	Euro Schatz Index	Dec. 2020	537,682,597	(867,414)

				(3,186,175)

				$(31,124,864)

See Notes to Financial Statements.

PGIM Global Total Return Fund	85

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	2,729	$1,959,198	$1,918,268	$—	$(40,930)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	2,177	1,530,938	1,530,698	—	(240)
Expiring 12/23/20	Bank of America, N.A.	AUD	4,465	3,199,000	3,139,303	—	(59,697)
Expiring 12/23/20	Bank of America, N.A.	AUD	4,159	2,996,000	2,923,947	—	(72,053)
Expiring 12/23/20	Bank of America, N.A.	AUD	3,228	2,283,000	2,269,645	—	(13,355)
Expiring 12/23/20	Bank of America, N.A.	AUD	2,697	1,938,000	1,896,409	—	(41,591)
Expiring 12/23/20	Barclays Bank PLC	AUD	3,361	2,361,000	2,363,214	2,214	—
Expiring 12/23/20	BNP Paribas S.A.	AUD	3,724	2,731,000	2,618,328	—	(112,672)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	5,191	3,773,595	3,650,161	—	(123,434)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	2,405	1,740,000	1,690,697	—	(49,303)
Expiring 12/23/20	The Toronto-Dominion Bank	AUD	2,692	1,891,000	1,892,523	1,523	—
Expiring 12/30/20	JPMorgan Chase Bank, N.A.	AUD	1,555	1,067,927	1,093,382	25,455	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	AUD	13,961	9,819,051	9,816,538	—	(2,513)
Expiring 05/28/21	HSBC Bank USA, N.A.	AUD	17,251	11,415,713	12,136,984	721,271	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	AUD	10,828	7,450,379	7,618,229	167,850	—
Expiring 07/30/21	HSBC Bank USA, N.A.	AUD	3,517	2,328,606	2,474,948	146,342	—
Expiring 01/28/22	Citibank, N.A.	AUD	6,290	4,130,832	4,428,774	297,942	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	4,867	3,379,499	3,432,377	52,878	—

See Notes to Financial Statements.

86

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	71,418	$12,684,081	$12,443,226	$—	$(240,855)
Expiring 12/23/20	BNP Paribas S.A.	BRL	9,734	1,834,000	1,693,001	—	(140,999)
Expiring 12/23/20	BNP Paribas S.A.	BRL	3,613	681,000	628,313	—	(52,687)
Expiring 12/23/20	BNP Paribas S.A.	BRL	17	3,000	2,907	—	(93)
Expiring 12/23/20	Citibank, N.A.	BRL	70,083	17,106,000	12,189,397	—	(4,916,603)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	BRL	6	1,000	957	—	(43)
Expiring 01/29/21	Citibank, N.A.	BRL	169,960	33,150,000	29,527,270	—	(3,622,730)
Expiring 01/29/21	Citibank, N.A.	BRL	31,144	7,402,000	5,410,653	—	(1,991,347)
Expiring 01/29/21	Citibank, N.A.	BRL	20,672	4,950,547	3,591,360	—	(1,359,187)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	45,815	10,060,000	7,959,514	—	(2,100,486)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	13,830	3,322,150	2,402,714	—	(919,436)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	11,133	2,780,000	1,934,058	—	(845,942)
Expiring 02/26/21	Deutsche Bank AG	BRL	43,592	7,633,000	7,565,426	—	(67,574)
Expiring 03/31/21	Citibank, N.A.	BRL	41,302	9,998,790	7,159,238	—	(2,839,552)
Expiring 03/31/21	Deutsche Bank AG	BRL	61,095	13,860,000	10,590,111	—	(3,269,889)
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	44,233	10,571,887	7,667,255	—	(2,904,632)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	BRL	41,903	7,622,867	7,255,873	—	(366,994)
Expiring 05/28/21	Deutsche Bank AG	BRL	84,591	15,941,000	14,617,006	—	(1,323,994)
Expiring 09/30/21	Bank of America, N.A.	BRL	139,851	31,675,000	23,912,324	—	(7,762,676)
Expiring 09/30/21	Bank of America, N.A.	BRL	28,623	6,715,000	4,894,014	—	(1,820,986)
Expiring 09/30/21	Deutsche Bank AG	BRL	40,768	8,960,000	6,970,665	—	(1,989,335)
Expiring 09/30/21	Morgan Stanley & Co. International PLC	BRL	12,764	2,400,006	2,182,510	—	(217,496)
Expiring 01/28/22	Citibank, N.A.	BRL	1,600	302,000	269,111	—	(32,889)
Expiring 01/28/22	Deutsche Bank AG	BRL	89,787	15,343,000	15,104,624	—	(238,376)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	BRL	55,832	9,989,575	9,392,397	—	(597,178)

See Notes to Financial Statements.

PGIM Global Total Return Fund	87

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	60,555	$11,124,328	$10,187,024	$—	$(937,304)
British Pound,
Expiring 11/27/20	Bank of America, N.A.	GBP	17,024	22,565,312	22,058,295	—	(507,017)
Expiring 11/27/20	Bank of America, N.A.	GBP	2,057	2,689,000	2,665,890	—	(23,110)
Expiring 11/27/20	Bank of America, N.A.	GBP	1,987	2,553,000	2,575,137	22,137	—
Expiring 11/27/20	Bank of America, N.A.	GBP	1,688	2,210,000	2,186,533	—	(23,467)
Expiring 11/27/20	Bank of America, N.A.	GBP	1,260	1,636,000	1,632,972	—	(3,028)
Expiring 04/29/21	Citibank, N.A.	GBP	1,569	1,955,460	2,034,935	79,475	—
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	1,868	1,421,000	1,402,933	—	(18,067)
Expiring 01/20/21	Citibank, N.A.	CAD	1,844	1,407,000	1,384,429	—	(22,571)
Expiring 01/20/21	HSBC Bank USA, N.A.	CAD	3,164	2,410,000	2,376,174	—	(33,826)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	1,912	1,455,000	1,435,600	—	(19,400)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	74,638	56,870,822	56,044,323	—	(826,499)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	797,166	1,033,000	1,030,772	—	(2,228)
Expiring 12/16/20	Citibank, N.A.	CLP	649,254	854,000	839,515	—	(14,485)
Expiring 12/16/20	Citibank, N.A.	CLP	586,591	771,000	758,489	—	(12,511)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	2,197,148	2,748,496	2,841,013	92,517	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,864,325	2,343,000	2,410,658	67,658	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,853,967	2,331,925	2,397,264	65,339	—
Expiring 10/29/21	Deutsche Bank AG	CLP	4,289,139	5,419,000	5,555,608	136,608	—
Chinese Renminbi,
Expiring 11/06/20	Barclays Bank PLC	CNH	353,761	50,285,165	52,803,326	2,518,161	—
Expiring 11/06/20	Barclays Bank PLC	CNH	31,804	4,572,600	4,747,168	174,568	—
Expiring 11/06/20	BNP Paribas S.A.	CNH	111,634	16,422,504	16,662,755	240,251	—
Expiring 11/06/20	BNP Paribas S.A.	CNH	95,287	13,852,729	14,222,863	370,134	—
Expiring 11/06/20	BNP Paribas S.A.	CNH	36,491	5,404,438	5,446,678	42,240	—

See Notes to Financial Statements.

88

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	Citibank, N.A.	CNH	246,324	$35,044,973	$36,766,987	$1,722,014	$—
Expiring 11/06/20	Citibank, N.A.	CNH	41,124	5,920,590	6,138,254	217,664	—
Expiring 11/06/20	Citibank, N.A.	CNH	20,194	2,995,279	3,014,144	18,865	—
Expiring 11/06/20	Deutsche Bank AG	CNH	65,652	9,678,037	9,799,414	121,377	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	229,205	32,774,481	34,211,752	1,437,271	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	15,146	2,169,618	2,260,670	91,052	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	14,272	2,099,000	2,130,236	31,236	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	12,060	1,717,000	1,800,128	83,128	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	65,793	9,377,867	9,820,416	442,549	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	20,120	2,866,000	3,003,153	137,153	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	19,560	2,794,000	2,919,537	125,537	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	15,749	2,331,925	2,350,756	18,831	—
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	13,885	2,065,000	2,072,478	7,478	—
Expiring 11/06/20	UBS AG	CNH	18,860	2,698,000	2,815,048	117,048	—
Expiring 11/06/20	UBS AG	CNH	17,323	2,491,395	2,585,720	94,325	—
Expiring 12/23/20	Bank of America, N.A.	CNH	13,716	2,046,000	2,040,209	—	(5,791)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	CNH	14,572	2,101,000	2,167,554	66,554	—
Expiring 02/08/21	Citibank, N.A.	CNH	353,761	52,238,801	52,441,924	203,123	—
Expiring 02/08/21	Citibank, N.A.	CNH	91,345	13,545,145	13,541,149	—	(3,996)
Expiring 05/14/21	Citibank, N.A.	CNH	61,753	8,849,734	9,094,851	245,117	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	8,703	1,230,000	1,277,913	47,913	—
Expiring 07/30/21	Deutsche Bank AG	CNH	21,908	3,221,000	3,210,403	—	(10,597)
Colombian Peso,
Expiring 12/16/20	Citibank, N.A.	COP	4,081,614	1,061,000	1,052,347	—	(8,653)
Expiring 12/16/20	Citibank, N.A.	COP	3,397,360	883,000	875,928	—	(7,072)
Expiring 12/16/20	Citibank, N.A.	COP	2,336,844	617,000	602,500	—	(14,500)
Expiring 12/16/20	Goldman Sachs International	COP	4,240,579	1,101,000	1,093,332	—	(7,668)

See Notes to Financial Statements.

PGIM Global Total Return Fund	89

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	5,781,389	$1,495,000	$1,490,594	$—	$(4,406)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	3,984,539	1,033,000	1,027,319	—	(5,681)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	3,922,569	1,017,000	1,011,341	—	(5,659)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	52,992	2,316,650	2,268,724	—	(47,926)
Expiring 01/19/21	Barclays Bank PLC	CZK	36,851	1,607,000	1,577,682	—	(29,318)
Expiring 01/19/21	Barclays Bank PLC	CZK	24,059	1,047,000	1,030,037	—	(16,963)
Expiring 01/19/21	BNP Paribas S.A.	CZK	59,997	2,575,700	2,568,639	—	(7,061)
Expiring 01/19/21	Citibank, N.A.	CZK	98,896	4,269,155	4,234,020	—	(35,135)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	170,761	7,325,149	7,310,741	—	(14,408)
Danish Krone,
Expiring 01/19/21	Morgan Stanley & Co. International PLC	DKK	21,472	3,410,364	3,366,298	—	(44,066)
Euro,
Expiring 12/23/20	Bank of America, N.A.	EUR	3,406	4,052,000	3,971,948	—	(80,052)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	2,662	3,146,000	3,104,060	—	(41,940)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	464	555,932	541,427	—	(14,505)
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	686,334	2,238,000	2,176,948	—	(61,052)
Expiring 01/19/21	Bank of America, N.A.	HUF	564,932	1,833,000	1,791,877	—	(41,123)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	129,710	1,750,000	1,732,346	—	(17,654)
Expiring 12/16/20	Citibank, N.A.	INR	884,870	11,975,261	11,817,910	—	(157,351)
Expiring 12/16/20	Citibank, N.A.	INR	174,217	2,355,000	2,326,761	—	(28,239)
Expiring 12/16/20	Citibank, N.A.	INR	168,688	2,295,205	2,252,923	—	(42,282)

See Notes to Financial Statements.

90

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/16/20	Citibank, N.A.	INR	154,533	$2,086,000	$2,063,865	$—	$(22,135)
Expiring 12/16/20	Citibank, N.A.	INR	125,811	1,697,000	1,680,278	—	(16,722)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	219,245	2,970,000	2,928,139	—	(41,861)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	237,941	3,206,000	3,177,833	—	(28,167)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	164,541	2,223,000	2,197,531	—	(25,469)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	148,950	2,011,000	1,989,309	—	(21,691)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	117,511	1,583,000	1,569,420	—	(13,580)
Expiring 12/16/20	UBS AG	INR	166,725	2,249,949	2,226,696	—	(23,253)
Expiring 12/23/20	Goldman Sachs International	INR	216,223	2,832,000	2,885,595	53,595	—
Expiring 12/23/20	HSBC Bank USA, N.A.	INR	40,984	527,742	546,955	19,213	—
Expiring 02/26/21	Citibank, N.A.	INR	208,727	2,646,000	2,765,978	119,978	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	466,958	5,970,567	6,187,977	217,410	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	240,985	3,157,143	3,193,452	36,309	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	364,682	4,915,513	4,832,647	—	(82,866)
Expiring 04/29/21	HSBC Bank USA, N.A.	INR	516,289	6,714,205	6,791,675	77,470	—
Expiring 09/30/21	Goldman Sachs International	INR	512,311	6,725,000	6,626,658	—	(98,342)
Expiring 09/30/21	HSBC Bank USA, N.A.	INR	384,058	4,791,744	4,967,735	175,991	—
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	33,776,215	2,277,560	2,274,366	—	(3,194)
Expiring 12/16/20	Citibank, N.A.	IDR	32,636,601	2,187,000	2,197,629	10,629	—
Expiring 12/16/20	Citibank, N.A.	IDR	31,549,560	2,130,000	2,124,431	—	(5,569)
Expiring 12/16/20	Citibank, N.A.	IDR	23,836,061	1,592,000	1,605,033	13,033	—
Expiring 12/16/20	Goldman Sachs International	IDR	39,551,160	2,640,000	2,663,230	23,230	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	39,894,075	2,691,000	2,686,320	—	(4,680)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	38,795,394	2,578,000	2,612,339	34,339	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	91

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	38,560,682	$2,577,000	$2,596,534	$19,534	$—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	37,409,454	2,487,000	2,519,015	32,015	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	33,903,380	2,290,413	2,282,929	—	(7,484)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	31,225,570	2,105,000	2,102,615	—	(2,385)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	31,168,735	2,105,000	2,098,788	—	(6,212)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	34,408,219	2,342,000	2,316,923	—	(25,077)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	23,089,854	1,565,000	1,554,786	—	(10,214)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	21,222,240	1,432,000	1,429,028	—	(2,972)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	14,597	4,288,000	4,280,216	—	(7,784)
Expiring 12/16/20	Barclays Bank PLC	ILS	9,112	2,629,000	2,671,977	42,977	—
Expiring 12/16/20	Barclays Bank PLC	ILS	9,001	2,613,000	2,639,219	26,219	—
Expiring 12/16/20	Barclays Bank PLC	ILS	8,618	2,528,000	2,527,028	—	(972)
Expiring 12/16/20	Barclays Bank PLC	ILS	7,234	2,145,000	2,121,356	—	(23,644)
Expiring 12/16/20	Barclays Bank PLC	ILS	6,298	1,858,000	1,846,635	—	(11,365)
Expiring 12/16/20	Citibank, N.A.	ILS	9,125	2,662,000	2,675,808	13,808	—
Expiring 12/16/20	Citibank, N.A.	ILS	8,641	2,490,000	2,533,691	43,691	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	16,838	4,959,008	4,937,471	—	(21,537)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	14,876	4,422,782	4,362,204	—	(60,578)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	7,221	2,091,000	2,117,420	26,420	—
Expiring 06/30/21	Bank of America, N.A.	ILS	47,344	13,695,000	13,936,261	241,261	—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	490,915	4,594,000	4,690,464	96,464	—
Expiring 11/27/20	Citibank, N.A.	JPY	345,010	3,319,958	3,296,411	—	(23,547)
Expiring 01/19/21	BNP Paribas S.A.	JPY	247,487	2,375,000	2,366,763	—	(8,237)
Expiring 01/19/21	Citibank, N.A.	JPY	465,131	4,465,000	4,448,137	—	(16,863)
Expiring 01/19/21	Citibank, N.A.	JPY	249,390	2,372,000	2,384,967	12,967	—
Expiring 01/19/21	Citibank, N.A.	JPY	244,984	2,331,925	2,342,828	10,903	—

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	244,125	$2,342,000	$2,334,612	$—	$(7,388)
Expiring 01/19/21	The Toronto- Dominion Bank	JPY	41,730,128	396,697,974	399,073,283	2,375,309	—
Expiring 01/29/21	Barclays Bank PLC	JPY	743,615	7,152,000	7,112,184	—	(39,816)
Expiring 01/29/21	Barclays Bank PLC	JPY	438,351	4,154,000	4,192,536	38,536	—
Expiring 01/29/21	Citibank, N.A.	JPY	1,004,479	9,689,200	9,607,180	—	(82,020)
Expiring 01/29/21	Citibank, N.A.	JPY	449,088	4,477,000	4,295,228	—	(181,772)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	1,488,986	14,485,000	14,241,161	—	(243,839)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	330,506	3,045,649	3,161,072	115,423	—
Expiring 05/28/21	Citibank, N.A.	JPY	2,043,508	19,781,304	19,577,541	—	(203,763)
Expiring 05/28/21	Citibank, N.A.	JPY	1,579,165	14,774,292	15,128,971	354,679	—
Expiring 05/28/21	Citibank, N.A.	JPY	1,309,387	12,481,643	12,544,398	62,755	—
Expiring 05/28/21	Deutsche Bank AG	JPY	837,813	7,692,000	8,026,548	334,548	—
Expiring 01/28/22	Citibank, N.A.	JPY	1,712,418	16,719,569	16,470,105	—	(249,464)
Expiring 01/28/22	Deutsche Bank AG	JPY	802,022	7,693,000	7,713,880	20,880	—
Expiring 01/28/22	Deutsche Bank AG	JPY	408,984	3,775,000	3,933,619	158,619	—
Expiring 05/31/22	Deutsche Bank AG	JPY	3,195,124	29,579,000	30,801,287	1,222,287	—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,051,903	10,538,000	10,259,789	—	(278,211)
Expiring 10/31/23	Barclays Bank PLC	JPY	525,393	5,512,000	5,124,445	—	(387,555)
Expiring 10/31/23	Barclays Bank PLC	JPY	406,236	4,196,000	3,962,240	—	(233,760)
Expiring 10/31/23	Deutsche Bank AG	JPY	511,039	5,354,000	4,984,447	—	(369,553)
Expiring 10/31/23	Goldman Sachs International	JPY	1,254,996	12,881,000	12,240,664	—	(640,336)
Expiring 10/31/23	Morgan Stanley & Co. International PLC	JPY	1,637,975	15,824,364	15,976,067	151,703	—
Malaysian Ringgit,
Expiring 12/16/20	Barclays Bank PLC	MYR	21,253	5,098,279	5,094,938	—	(3,341)
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	50,386	2,268,665	2,363,030	94,365	—
Expiring 12/16/20	Citibank, N.A.	MXN	332,373	15,074,273	15,587,932	513,659	—
Expiring 12/16/20	Goldman Sachs International	MXN	51,722	2,277,560	2,425,720	148,160	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	93

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	50,482	$2,266,594	$2,367,556	$100,962	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	49,780	2,331,925	2,334,645	2,720	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	49,575	2,351,000	2,325,003	—	(25,997)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	48,954	2,227,613	2,295,899	68,286	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	26,123	1,230,000	1,225,161	—	(4,839)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	22,524	1,047,000	1,056,341	9,341	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	17,121	804,000	802,972	—	(1,028)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	14,024	638,000	657,697	19,697	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	13,791	634,000	646,801	12,801	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	12,780	599,000	599,365	365	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	50,202	2,331,925	2,354,411	22,486	—
Expiring 12/23/20	Bank of America, N.A.	MXN	42,253	1,964,000	1,980,034	16,034	—
Expiring 12/23/20	BNP Paribas S.A.	MXN	41,248	1,916,000	1,932,967	16,967	—
Expiring 12/23/20	HSBC Bank USA, N.A.	MXN	40,055	1,878,000	1,877,055	—	(945)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	MXN	54,822	2,466,000	2,569,063	103,063	—
Expiring 01/29/21	Citibank, N.A.	MXN	8,706	426,194	406,319	—	(19,875)
Expiring 01/29/21	Goldman Sachs International	MXN	104,180	4,878,269	4,862,326	—	(15,943)
Expiring 01/29/21	Goldman Sachs International	MXN	23,874	1,116,999	1,114,235	—	(2,764)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	MXN	36,698	1,702,000	1,712,762	10,762	—
Expiring 02/26/21	Citibank, N.A.	MXN	921,100	36,540,000	42,851,043	6,311,043	—
Expiring 02/26/21	Deutsche Bank AG	MXN	254,611	11,920,000	11,844,916	—	(75,084)

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 04/29/21	Bank of America, N.A.	MXN	104,569	$4,592,939	$4,830,222	$237,283	$—
Expiring 04/29/21	Goldman Sachs International	MXN	139,828	5,832,000	6,458,909	626,909	—
Expiring 04/29/21	HSBC Bank USA, N.A.	MXN	59,268	2,325,684	2,737,683	411,999	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	MXN	100,978	4,601,957	4,664,376	62,419	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	482,401	22,718,000	22,282,964	—	(435,036)
Expiring 02/25/22	Bank of America, N.A.	MXN	206,269	8,742,706	9,188,628	445,922	—
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	110,648	4,577,425	4,685,509	108,084	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	352,530	14,859,000	14,928,280	69,280	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	147,132	5,118,000	5,206,612	88,612	—
Expiring 12/16/20	Credit Suisse International	TWD	88,955	3,130,000	3,147,862	17,862	—
Expiring 12/16/20	Credit Suisse International	TWD	48,795	1,728,000	1,726,732	—	(1,268)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	56,221	1,984,000	1,989,495	5,495	—
Expiring 12/16/20	UBS AG	TWD	630,057	21,666,327	22,296,002	629,675	—
Expiring 12/23/20	Bank of America, N.A.	TWD	92,393	3,262,000	3,274,414	12,414	—
Expiring 12/23/20	Bank of America, N.A.	TWD	66,107	2,309,000	2,342,828	33,828	—
Expiring 12/23/20	Barclays Bank PLC	TWD	123,105	4,371,000	4,362,849	—	(8,151)
Expiring 12/23/20	Barclays Bank PLC	TWD	28,427	981,175	1,007,442	26,267	—
Expiring 12/23/20	BNP Paribas S.A.	TWD	118,332	4,152,000	4,193,699	41,699	—
Expiring 12/23/20	Citibank, N.A.	TWD	80,332	2,800,000	2,846,975	46,975	—
Expiring 12/23/20	Citibank, N.A.	TWD	63,949	2,223,000	2,266,361	43,361	—
Expiring 12/23/20	Citibank, N.A.	TWD	56,976	1,996,000	2,019,229	23,229	—
Expiring 12/23/20	Citibank, N.A.	TWD	52,276	1,842,000	1,852,666	10,666	—
Expiring 12/23/20	HSBC Bank USA, N.A.	TWD	73,885	2,561,000	2,618,487	57,487	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	95

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	1,330	$47,000	$47,141	$141	$—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	552,287	19,304,000	20,170,285	866,285	—
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	1,403	942,000	927,445	—	(14,555)
Norwegian Krone,
Expiring 01/19/21	Barclays Bank PLC	NOK	10,583	1,156,000	1,108,334	—	(47,666)
Expiring 01/19/21	BNP Paribas S.A.	NOK	12,001	1,313,000	1,256,811	—	(56,189)
Expiring 01/19/21	BNP Paribas S.A.	NOK	9,516	1,033,000	996,564	—	(36,436)
Expiring 01/19/21	Citibank, N.A.	NOK	17,672	1,908,000	1,850,737	—	(57,263)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	37,372	4,073,013	3,913,892	—	(159,121)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	13,156	1,431,000	1,377,817	—	(53,183)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	18,080	1,898,000	1,893,508	—	(4,492)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	6,481	1,824,000	1,792,580	—	(31,420)
Expiring 12/16/20	Citibank, N.A.	PEN	8,510	2,386,000	2,353,941	—	(32,059)
Expiring 12/16/20	Citibank, N.A.	PEN	8,256	2,314,000	2,283,638	—	(30,362)
Expiring 12/16/20	Citibank, N.A.	PEN	7,182	2,022,000	1,986,515	—	(35,485)
Expiring 12/16/20	Citibank, N.A.	PEN	6,174	1,736,000	1,707,872	—	(28,128)
Expiring 12/16/20	Citibank, N.A.	PEN	5,657	1,598,000	1,564,727	—	(33,273)
Expiring 12/16/20	Citibank, N.A.	PEN	5,394	1,524,000	1,491,972	—	(32,028)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	113,881	2,331,925	2,345,296	13,371	—
Expiring 12/16/20	Citibank, N.A.	PHP	193,804	3,982,000	3,988,830	6,830	—
Expiring 12/16/20	Goldman Sachs International	PHP	126,393	2,607,000	2,601,384	—	(5,616)
Expiring 12/16/20	Goldman Sachs International	PHP	124,595	2,549,000	2,564,389	15,389	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	221,557	4,543,000	4,560,030	17,030	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	156,804	3,203,000	3,227,308	24,308	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	135,625	2,773,160	2,791,404	18,244	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	125,216	2,559,840	2,577,160	17,320	—

See Notes to Financial Statements.

96

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	92,796	$1,908,000	$1,909,898	$1,898	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	78,240	1,604,000	1,610,317	6,317	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	74,922	1,538,000	1,542,031	4,031	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	9,008	2,342,000	2,275,916	—	(66,084)
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	6,101	1,602,202	1,541,451	—	(60,751)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	PLN	6,134	1,587,000	1,549,961	—	(37,039)
Romanian Leu,
Expiring 01/19/21	HSBC Bank USA, N.A.	RON	11,029	2,651,226	2,628,914	—	(22,312)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	144,561	1,874,000	1,809,793	—	(64,207)
Expiring 12/16/20	Barclays Bank PLC	RUB	80,230	1,050,000	1,004,414	—	(45,586)
Expiring 12/16/20	Barclays Bank PLC	RUB	48,414	632,000	606,110	—	(25,890)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	824,245	10,743,893	10,318,901	—	(424,992)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	144,724	1,881,000	1,811,834	—	(69,166)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	66,698	881,000	835,003	—	(45,997)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	44,657	582,000	559,065	—	(22,935)
Expiring 12/23/20	Barclays Bank PLC	RUB	269,821	3,590,000	3,374,866	—	(215,134)
Expiring 12/23/20	Citibank, N.A.	RUB	235,882	3,179,000	2,950,363	—	(228,637)
Expiring 12/23/20	Citibank, N.A.	RUB	137,102	1,799,000	1,714,842	—	(84,158)
Expiring 12/23/20	Goldman Sachs International	RUB	1,725,271	24,720,000	21,579,347	—	(3,140,653)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	RUB	86,541	1,037,166	1,082,440	45,274	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	171,505	2,262,000	2,145,149	—	(116,851)

See Notes to Financial Statements.

PGIM Global Total Return Fund	97

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	311	$4,000	$3,886	$—	$(114)
Expiring 02/26/21	Deutsche Bank AG	RUB	496,590	6,278,000	6,175,154	—	(102,846)
Expiring 02/26/21	Goldman Sachs International	RUB	690,766	9,971,000	8,589,757	—	(1,381,243)
Expiring 04/28/21	Barclays Bank PLC	RUB	705,532	9,363,399	8,716,999	—	(646,400)
Expiring 04/28/21	Goldman Sachs International	RUB	895,132	12,362,000	11,059,551	—	(1,302,449)
Expiring 04/29/21	Goldman Sachs International	RUB	135,453	1,909,000	1,673,726	—	(235,274)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	RUB	174,900	2,054,500	2,161,146	106,646	—
Expiring 06/30/21	Goldman Sachs International	RUB	3,023,939	37,932,000	37,126,033	—	(805,967)
Singapore Dollar,
Expiring 12/16/20	Citibank, N.A.	SGD	3,557	2,617,210	2,604,024	—	(13,186)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	39,113	28,654,757	28,634,513	—	(20,244)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	3,049	2,236,208	2,232,475	—	(3,733)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	17,881	1,084,000	1,092,585	8,585	—
Expiring 12/17/20	Citibank, N.A.	ZAR	9,379	568,000	573,065	5,065	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	9,887	585,000	604,141	19,141	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	19,858	1,216,000	1,213,378	—	(2,622)
Expiring 12/23/20	Bank of America, N.A.	ZAR	17	1,000	1,014	14	—
Expiring 12/23/20	Barclays Bank PLC	ZAR	40,681	2,595,749	2,483,826	—	(111,923)
Expiring 12/23/20	BNP Paribas S.A.	ZAR	12,367	726,000	755,098	29,098	—
Expiring 01/29/21	Barclays Bank PLC	ZAR	82,671	5,095,122	5,026,768	—	(68,354)
Expiring 01/29/21	Barclays Bank PLC	ZAR	52,387	3,325,892	3,185,342	—	(140,550)
Expiring 01/29/21	Goldman Sachs International	ZAR	53,446	3,511,000	3,249,773	—	(261,227)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	120,569	8,081,000	7,331,117	—	(749,883)
Expiring 02/26/21	Bank of America, N.A.	ZAR	10,331	628,000	626,370	—	(1,630)

See Notes to Financial Statements.

98

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 02/26/21	Barclays Bank PLC	ZAR	204,451	$11,666,208	$12,396,395	$730,187	$—
Expiring 02/26/21	Deutsche Bank AG	ZAR	50,651	3,245,000	3,071,107	—	(173,893)
Expiring 02/26/21	Goldman Sachs International	ZAR	504,558	27,744,000	30,592,590	2,848,590	—
Expiring 04/29/21	Goldman Sachs International	ZAR	30,290	1,589,000	1,825,130	236,130	—
Expiring 12/23/21	Goldman Sachs International	ZAR	199,522	10,565,000	11,748,273	1,183,273	—
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	46,436,963	39,058,106	40,843,955	1,785,849	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	3,011,525	2,585,000	2,648,808	63,808	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	34,413,183	28,936,340	30,268,355	1,332,015	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	3,196,853	2,713,970	2,811,814	97,844	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,780,078	2,392,000	2,445,237	53,237	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,663,078	2,272,445	2,342,329	69,884	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,644,019	2,277,560	2,325,566	48,006	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,120,606	1,809,314	1,865,194	55,880	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,621,269	1,389,000	1,425,998	36,998	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	6,141,622	5,306,900	5,401,907	95,007	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	2,344,340	2,000,000	2,061,981	61,981	—
Expiring 12/23/20	Bank of America, N.A.	KRW	2,886,468	2,450,000	2,539,071	89,071	—
Expiring 12/23/20	Bank of America, N.A.	KRW	2,442,364	2,096,000	2,148,417	52,417	—
Expiring 12/23/20	Bank of America, N.A.	KRW	2,106,195	1,820,000	1,852,707	32,707	—
Expiring 12/23/20	Barclays Bank PLC	KRW	3,508,857	3,070,000	3,086,553	16,553	—
Expiring 12/23/20	BNP Paribas S.A.	KRW	4,572,864	3,935,000	4,022,503	87,503	—
Expiring 12/23/20	Citibank, N.A.	KRW	2,615,687	2,218,000	2,300,880	82,880	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	99

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/23/20	Morgan Stanley & Co. International PLC	KRW	2,152,265	$1,815,000	$1,893,232	$78,232	$—
Expiring 04/29/21	Citibank, N.A.	KRW	9,737,440	7,963,362	8,569,476	606,114	—
Expiring 04/29/21	Goldman Sachs International	KRW	735,965	610,000	647,689	37,689	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	11,898,981	10,104,691	10,471,750	367,059	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	KRW	7,160,671	5,914,000	6,301,780	387,780	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	17,122,762	14,927,000	15,071,808	144,808	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	7,246,758	6,157,130	6,378,745	221,615	—
Expiring 07/30/21	HSBC Bank USA, N.A.	KRW	15,153,153	12,858,000	13,339,337	481,337	—
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	30,680	3,481,880	3,451,573	—	(30,307)
Expiring 01/19/21	BNP Paribas S.A.	SEK	16,620	1,892,000	1,869,792	—	(22,208)
Expiring 01/19/21	Citibank, N.A.	SEK	12,429	1,426,000	1,398,346	—	(27,654)
Swiss Franc,
Expiring 01/19/21	BNP Paribas S.A.	CHF	1,673	1,834,000	1,828,818	—	(5,182)
Expiring 01/19/21	Citibank, N.A.	CHF	2,184	2,397,000	2,388,004	—	(8,996)
Expiring 01/19/21	Citibank, N.A.	CHF	1,214	1,328,000	1,327,500	—	(500)
Expiring 01/19/21	HSBC Bank USA, N.A.	CHF	1,267	1,393,000	1,385,195	—	(7,805)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	467,419	14,819,403	14,993,554	174,151	—
Expiring 12/16/20	Citibank, N.A.	THB	144,284	4,559,038	4,628,262	69,224	—
Expiring 12/16/20	Credit Suisse International	THB	216,943	6,911,199	6,958,941	47,742	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	37,016	1,178,496	1,187,366	8,870	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	298,916	9,504,498	9,588,446	83,948	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	297,393	9,453,037	9,539,563	86,526	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	27,240	3,233,000	3,174,152	—	(58,848)
Expiring 12/16/20	Barclays Bank PLC	TRY	26,125	3,356,250	3,044,291	—	(311,959)
Expiring 12/16/20	Barclays Bank PLC	TRY	24,340	3,013,000	2,836,291	—	(176,709)

See Notes to Financial Statements.

100

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Barclays Bank PLC	TRY	17,627	$2,079,000	$2,054,021	$—	$(24,979)
Expiring 12/16/20	Barclays Bank PLC	TRY	12,934	1,606,000	1,507,113	—	(98,887)
Expiring 12/16/20	Citibank, N.A.	TRY	17,381	2,155,357	2,025,331	—	(130,026)
Expiring 12/16/20	Citibank, N.A.	TRY	16,988	2,038,092	1,979,501	—	(58,591)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	32,334	3,781,000	3,767,744	—	(13,256)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	52,487	6,130,902	6,116,108	—	(14,794)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	13,111	1,617,000	1,527,836	—	(89,164)
Expiring 12/23/20	Barclays Bank PLC	TRY	12,902	1,646,531	1,497,912	—	(148,619)
Expiring 12/23/20	Goldman Sachs International	TRY	5,343	836,000	620,285	—	(215,715)
Expiring 02/26/21	Barclays Bank PLC	TRY	26,637	3,375,579	2,996,697	—	(378,882)
Expiring 02/26/21	Barclays Bank PLC	TRY	14,639	2,008,630	1,646,959	—	(361,671)
Expiring 02/26/21	Barclays Bank PLC	TRY	10,388	1,610,958	1,168,670	—	(442,288)
Expiring 02/26/21	Barclays Bank PLC	TRY	10,093	1,396,000	1,135,498	—	(260,502)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	154,606	18,616,000	17,393,560	—	(1,222,440)
Expiring 05/28/21	BNP Paribas S.A.	TRY	10,016	1,287,000	1,077,253	—	(209,747)
Expiring 05/28/21	Goldman Sachs International	TRY	3,514	507,678	377,900	—	(129,778)

				$2,395,156,510	$2,372,040,343	40,145,072	(63,261,239)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/20	JPMorgan Chase Bank, N.A.	AUD	2,575	$1,766,733	$1,810,225	$—	$(43,492)
Expiring 12/23/20	Bank of America, N.A.	AUD	4,755	3,517,000	3,343,026	173,974	—
Expiring 12/23/20	Citibank, N.A.	AUD	3,500	2,546,000	2,460,693	85,307	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	2,916	2,107,000	2,050,271	56,729	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	101

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/20/21	Barclays Bank PLC	AUD	2,037	$1,444,000	$1,432,108	$11,892	$—
Expiring 01/20/21	BNP Paribas S.A.	AUD	23,545	16,699,253	16,556,619	142,634	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	2,108	1,481,000	1,482,379	—	(1,379)
Expiring 01/20/21	Citibank, N.A.	AUD	2,661	1,885,000	1,871,200	13,800	—
Expiring 01/29/21	Barclays Bank PLC	AUD	17,022	11,081,492	11,970,328	—	(888,836)
Expiring 05/28/21	Barclays Bank PLC	AUD	42,218	27,447,706	29,703,714	—	(2,256,008)
Expiring 05/28/21	Citibank, N.A.	AUD	15,791	9,926,904	11,109,800	—	(1,182,896)
Expiring 05/28/21	Citibank, N.A.	AUD	5,809	3,819,406	4,087,345	—	(267,939)
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	6,727	1,197,000	1,172,081	24,919	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	42,633	7,725,697	7,428,035	297,662	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	3,234	582,000	563,546	18,454	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	13,077	2,340,322	2,278,418	61,904	—
Expiring 11/04/20	UBS AG	BRL	5,746	1,027,000	1,001,146	25,854	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	5,858	1,036,000	1,019,398	16,602	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	71,418	12,673,727	12,427,468	246,259	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	19,904	3,430,000	3,463,589	—	(33,589)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	6,208	1,074,000	1,080,335	—	(6,335)
Expiring 12/23/20	Citibank, N.A.	BRL	19,657	4,824,000	3,418,944	1,405,056	—
Expiring 12/23/20	Citibank, N.A.	BRL	4,358	1,065,453	758,035	307,418	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	BRL	23,666	4,469,000	4,116,092	352,908	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	46,068	11,571,000	8,012,418	3,558,582	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	11	2,000	1,968	32	—

See Notes to Financial Statements.

102

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/29/21	Bank of America, N.A.	BRL	5,513	$1,324,200	$957,715	$366,485	$—
Expiring 01/29/21	Citibank, N.A.	BRL	43,567	10,642,000	7,568,973	3,073,027	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	164,453	31,665,219	28,570,582	3,094,637	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	79,021	18,313,000	13,728,299	4,584,701	—
Expiring 02/26/21	Citibank, N.A.	BRL	16,276	3,169,000	2,824,706	344,294	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	BRL	27,316	4,972,436	4,740,720	231,716	—
Expiring 03/31/21	Citibank, N.A.	BRL	122,798	28,955,000	21,285,680	7,669,320	—
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	23,832	5,878,515	4,130,923	1,747,592	—
Expiring 04/29/21	BNP Paribas S.A.	BRL	7,590	1,538,000	1,314,337	223,663	—
Expiring 04/29/21	Deutsche Bank AG	BRL	22,701	4,218,000	3,930,935	287,065	—
Expiring 04/29/21	Deutsche Bank AG	BRL	8,405	1,538,000	1,455,433	82,567	—
Expiring 04/29/21	Deutsche Bank AG	BRL	3,206	561,000	555,168	5,832	—
Expiring 05/28/21	BNP Paribas S.A.	BRL	26,535	5,366,000	4,585,130	780,870	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	BRL	58,056	10,531,709	10,031,876	499,833	—
Expiring 09/30/21	Bank of America, N.A.	BRL	100,848	23,296,000	17,243,433	6,052,567	—
Expiring 09/30/21	Deutsche Bank AG	BRL	121,158	26,978,000	20,716,080	6,261,920	—
Expiring 01/28/22	Citibank, N.A.	BRL	83,680	14,917,000	14,077,281	839,719	—
Expiring 01/28/22	Deutsche Bank AG	BRL	113,456	24,675,000	19,086,287	5,588,713	—
British Pound,
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	7,993	10,441,656	10,356,670	84,986	—
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	7,993	10,441,656	10,356,670	84,986	—
Expiring 01/19/21	Citibank, N.A.	GBP	1,105	1,425,000	1,432,923	—	(7,923)

See Notes to Financial Statements.

PGIM Global Total Return Fund	103

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	101,200	$133,070,799	$131,186,110	$1,884,689	$—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	1,462	1,907,000	1,894,594	12,406	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	GBP	1,726	2,236,378	2,236,971	—	(593)
Expiring 04/29/21	Bank of America, N.A.	GBP	4,512	5,687,196	5,851,900	—	(164,704)
Expiring 05/28/21	Bank of America, N.A.	GBP	3,167	3,992,257	4,108,079	—	(115,822)
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	GBP	4,551	5,943,105	5,903,336	39,769	—
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	GBP	3,429	4,482,937	4,453,940	28,997	—
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	2,563	1,922,000	1,924,722	—	(2,722)
Expiring 01/20/21	Citibank, N.A.	CAD	2,497	1,893,000	1,875,271	17,729	—
Expiring 01/20/21	Deutsche Bank AG	CAD	900	684,848	675,798	9,050	—
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	5,875	4,472,430	4,411,187	61,243	—
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,500	1,142,654	1,126,329	16,325	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	4,162,659	5,428,257	5,382,510	45,747	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	5,990,168	7,789,859	7,745,563	44,296	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,291,063	1,622,000	1,669,404	—	(47,404)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	878,481	1,122,000	1,135,917	—	(13,917)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	1,790,911	2,265,290	2,315,730	—	(50,440)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	891,260	1,115,000	1,152,440	—	(37,440)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	CLP	881,323	1,099,000	1,139,592	—	(40,592)
Expiring 10/29/21	Bank of America, N.A.	CLP	4,482,493	5,687,000	5,806,056	—	(119,056)

See Notes to Financial Statements.

104

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 11/06/20	BNP Paribas S.A.	CNH	11,493	$1,671,057	$1,715,405	$—	$(44,348)
Expiring 11/06/20	Citibank, N.A.	CNH	353,761	52,576,527	52,803,326	—	(226,799)
Expiring 11/06/20	Citibank, N.A.	CNH	12,722	1,832,000	1,898,853	—	(66,853)
Expiring 11/06/20	Citibank, N.A.	CNH	11,024	1,652,000	1,645,515	6,485	—
Expiring 11/06/20	Credit Suisse International	CNH	54,903	8,149,000	8,194,917	—	(45,917)
Expiring 11/06/20	Goldman Sachs International	CNH	16,340	2,381,000	2,438,990	—	(57,990)
Expiring 11/06/20	Goldman Sachs International	CNH	10,783	1,613,000	1,609,545	3,455	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	53,580	7,989,000	7,997,443	—	(8,443)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	24,836	3,535,332	3,707,101	—	(171,769)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	17,576	2,617,000	2,623,406	—	(6,406)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	16,762	2,513,000	2,501,965	11,035	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	14,918	2,124,766	2,226,667	—	(101,901)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	14,058	2,115,000	2,098,284	16,716	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	13,562	1,996,000	2,024,276	—	(28,276)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	12,866	1,875,000	1,920,353	—	(45,353)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	14,888	2,177,000	2,222,184	—	(45,184)
Expiring 11/06/20	UBS AG	CNH	16,963	2,482,000	2,531,939	—	(49,939)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	61,753	8,864,088	9,094,851	—	(230,763)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	13,306	1,845,000	1,953,712	—	(108,712)
Expiring 07/30/21	JPMorgan Chase Bank, N.A.	CNH	46,564	6,568,000	6,823,686	—	(255,686)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	30,462,808	8,122,062	7,854,110	267,952	—
Expiring 12/16/20	Citibank, N.A.	COP	15,044,256	4,017,051	3,878,804	138,247	—
Expiring 12/16/20	Citibank, N.A.	COP	8,808,882	2,279,519	2,271,161	8,358	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	32,757,250	8,506,940	8,445,677	61,263	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	105

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	19,199,415	$5,182,588	$4,950,112	$232,476	$—
Czech Koruna,
Expiring 01/19/21	Barclays Bank PLC	CZK	38,709	1,657,000	1,657,246	—	(246)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	49,197	2,107,000	2,106,267	733	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	32,553	1,393,000	1,393,681	—	(681)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	37,265	1,616,000	1,595,429	20,571	—
Euro,
Expiring 12/02/20	Citibank, N.A.	EUR	46,760	53,017,977	54,498,670	—	(1,480,693)
Expiring 12/23/20	BNP Paribas S.A.	EUR	1,567	1,857,000	1,827,270	29,730	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	EUR	1,000	1,176,189	1,166,581	9,608	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	2,336	2,552,757	2,724,319	—	(171,562)
Expiring 01/19/21	BNP Paribas S.A.	EUR	1,945	2,290,000	2,269,653	20,347	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	1,551	1,810,000	1,809,918	82	—
Expiring 01/19/21	HSBC Bank USA, N.A.	EUR	6,971	8,135,765	8,135,327	438	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	EUR	5,979	7,085,245	6,976,925	108,320	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	EUR	835	980,300	974,127	6,173	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	88,012	103,582,009	102,706,928	875,081	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	1,645	1,928,126	1,919,566	8,560	—
Hong Kong Dollar,
Expiring 11/06/20	UBS AG	HKD	29,720	3,834,700	3,833,502	1,198	—
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	662,759	2,120,000	2,102,170	17,830	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	HUF	336,881	1,071,000	1,068,535	2,465	—

See Notes to Financial Statements.

106

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/21	Morgan Stanley & Co. International PLC	HUF	699,976	$2,293,348	$2,220,217	$73,131	$—
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	155,471	2,102,000	2,076,402	25,598	—
Expiring 12/16/20	Goldman Sachs International	INR	168,651	2,288,000	2,252,421	35,579	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	157,926	2,137,000	2,109,189	27,811	—
Expiring 12/23/20	BNP Paribas S.A.	INR	257,208	3,333,000	3,432,551	—	(99,551)
Expiring 02/26/21	Bank of America, N.A.	INR	257,903	3,425,000	3,417,640	7,360	—
Expiring 02/26/21	Citibank, N.A.	INR	331,407	4,203,000	4,391,692	—	(188,692)
Expiring 02/26/21	Goldman Sachs International	INR	96,088	1,250,000	1,273,320	—	(23,320)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	595,955	7,666,000	7,897,401	—	(231,401)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	301,577	3,855,000	3,967,180	—	(112,180)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	153,366	2,028,000	2,017,505	10,495	—
Expiring 09/30/21	Bank of America, N.A.	INR	896,369	11,578,000	11,594,392	—	(16,392)
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	258,165,735	17,194,428	17,383,931	—	(189,503)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	18,054,478	1,186,000	1,215,722	—	(29,722)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	10,274	3,005,000	3,012,745	—	(7,745)
Expiring 12/16/20	Citibank, N.A.	ILS	6,892	2,010,000	2,020,986	—	(10,986)
Expiring 06/30/21	Barclays Bank PLC	ILS	13,689	4,067,352	4,029,466	37,886	—
Expiring 06/30/21	Citibank, N.A.	ILS	33,655	9,997,000	9,906,795	90,205	—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	644,087	6,027,000	6,153,957	—	(126,957)

See Notes to Financial Statements.

PGIM Global Total Return Fund	107

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/30/20	JPMorgan Chase Bank, N.A.	JPY	358,416	$3,431,792	$3,424,611	$7,181	$—
Expiring 11/30/20	Morgan Stanley & Co. International PLC	JPY	24,399	224,106	233,126	—	(9,020)
Expiring 12/23/20	Bank of America, N.A.	JPY	413,960	3,935,000	3,957,239	—	(22,239)
Expiring 12/23/20	Bank of America, N.A.	JPY	327,353	3,103,000	3,129,320	—	(26,320)
Expiring 12/23/20	Bank of America, N.A.	JPY	287,679	2,739,000	2,750,057	—	(11,057)
Expiring 12/23/20	Bank of America, N.A.	JPY	180,575	1,711,000	1,726,197	—	(15,197)
Expiring 12/23/20	Barclays Bank PLC	JPY	228,194	2,184,000	2,181,415	2,585	—
Expiring 12/23/20	Citibank, N.A.	JPY	225,505	2,143,000	2,155,709	—	(12,709)
Expiring 12/23/20	Goldman Sachs International	JPY	327,799	3,109,000	3,133,579	—	(24,579)
Expiring 12/30/20	Bank of America, N.A.	JPY	717,296	6,918,360	6,857,969	60,391	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	JPY	423,918	3,899,038	4,053,026	—	(153,988)
Expiring 01/19/21	Bank of America, N.A.	JPY	612,441	5,837,259	5,856,893	—	(19,634)
Expiring 01/19/21	Citibank, N.A.	JPY	98,487	944,000	941,850	2,150	—
Expiring 01/19/21	Goldman Sachs International	JPY	500,007	4,751,125	4,781,668	—	(30,543)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	301,002	2,880,050	2,878,542	1,508	—
Expiring 01/29/21	Bank of America, N.A.	JPY	931,761	8,797,000	8,911,674	—	(114,674)
Expiring 01/29/21	Citibank, N.A.	JPY	1,010,155	9,887,000	9,661,462	225,538	—
Expiring 01/29/21	Deutsche Bank AG	JPY	1,353,580	12,882,038	12,946,098	—	(64,060)
Expiring 05/28/21	Deutsche Bank AG	JPY	2,147,199	20,504,000	20,570,946	—	(66,946)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	JPY	1,620,971	15,011,043	15,529,490	—	(518,447)

See Notes to Financial Statements.

108

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 07/30/21	Morgan Stanley & Co. International PLC	JPY	295,377	$2,742,808	$2,832,344	$—	$(89,536)
Expiring 01/28/22	Citibank, N.A.	JPY	2,791,463	26,724,068	26,848,394	—	(124,326)
Expiring 01/28/22	Citibank, N.A.	JPY	2,138,817	20,118,684	20,571,227	—	(452,543)
Expiring 10/31/23	Bank of America, N.A.	JPY	3,313,990	32,471,000	32,323,167	147,833	—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,679,332	16,646,000	16,379,445	266,555	—
Expiring 10/31/23	Citibank, N.A.	JPY	628,883	6,526,054	6,133,843	392,211	—
Expiring 10/31/23	Citibank, N.A.	JPY	115,153	1,102,894	1,123,152	—	(20,258)
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	51,245	2,277,560	2,403,331	—	(125,771)
Expiring 12/23/20	Citibank, N.A.	MXN	52,173	2,296,000	2,444,900	—	(148,900)
Expiring 12/23/20	Citibank, N.A.	MXN	51,329	2,293,000	2,405,346	—	(112,346)
Expiring 01/29/21	Citibank, N.A.	MXN	173,457	8,253,000	8,095,643	157,357	—
Expiring 02/26/21	Bank of America, N.A.	MXN	160,414	7,094,413	7,462,708	—	(368,295)
Expiring 02/26/21	Deutsche Bank AG	MXN	495,889	19,504,000	23,069,550	—	(3,565,550)
Expiring 02/26/21	HSBC Bank USA, N.A.	MXN	519,408	20,582,043	24,163,702	—	(3,581,659)
Expiring 04/29/21	Citibank, N.A.	MXN	173,868	8,546,000	8,031,294	514,706	—
Expiring 04/29/21	Citibank, N.A.	MXN	91,630	4,427,931	4,232,557	195,374	—
Expiring 04/29/21	Deutsche Bank AG	MXN	244,397	9,530,000	11,289,131	—	(1,759,131)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	238,725	11,024,000	11,027,125	—	(3,125)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	138,424	6,479,000	6,394,047	84,953	—
Expiring 02/25/22	Barclays Bank PLC	MXN	210,698	8,909,000	9,385,906	—	(476,906)
Expiring 02/25/22	Goldman Sachs International	MXN	54,150	2,184,000	2,412,206	—	(228,206)
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	463,178	20,111,923	19,613,789	498,134	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	109

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	249,656	$8,746,000	$8,834,661	$—	$(88,661)
Expiring 12/16/20	Credit Suisse International	TWD	149,873	5,300,000	5,303,614	—	(3,614)
Expiring 12/16/20	Credit Suisse International	TWD	118,432	4,167,000	4,191,001	—	(24,001)
Expiring 12/16/20	Credit Suisse International	TWD	100,273	3,527,000	3,548,376	—	(21,376)
Expiring 12/16/20	Credit Suisse International	TWD	72,677	2,508,000	2,571,836	—	(63,836)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	237,104	8,291,000	8,390,451	—	(99,451)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	229,095	7,958,000	8,107,048	—	(149,048)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	50,981	1,797,000	1,804,082	—	(7,082)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	312,102	10,999,000	11,044,449	—	(45,449)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	117,247	4,106,000	4,149,048	—	(43,048)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	66,892	2,313,000	2,367,125	—	(54,125)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	57,095	2,008,000	2,020,433	—	(12,433)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	181,872	6,385,000	6,435,944	—	(50,944)
Expiring 12/23/20	Citibank, N.A.	TWD	99,037	3,442,000	3,509,870	—	(67,870)
Expiring 12/23/20	Goldman Sachs International	TWD	81,172	2,800,000	2,876,745	—	(76,745)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	65,494	2,292,000	2,321,111	—	(29,111)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	TWD	1,354	48,000	47,989	11	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	1,047,716	38,196,000	38,264,016	—	(68,016)
New Zealand Dollar,
Expiring 01/20/21	BNP Paribas S.A.	NZD	2,856	1,897,000	1,888,262	8,738	—
Expiring 01/20/21	Citibank, N.A.	NZD	6,044	3,973,000	3,996,268	—	(23,268)
Expiring 01/20/21	Citibank, N.A.	NZD	2,932	1,930,000	1,938,396	—	(8,396)
Expiring 01/20/21	Citibank, N.A.	NZD	1,668	1,102,645	1,102,749	—	(104)

See Notes to Financial Statements.

110

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	16,287	$10,728,742	$10,769,247	$—	$(40,505)
Norwegian Krone,
Expiring 01/19/21	Citibank, N.A.	NOK	22,676	2,415,000	2,374,815	40,185	—
Expiring 01/19/21	Citibank, N.A.	NOK	21,248	2,268,000	2,225,201	42,799	—
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	11,612	3,203,384	3,211,800	—	(8,416)
Expiring 12/16/20	BNP Paribas S.A.	PEN	7,785	2,150,000	2,153,374	—	(3,374)
Expiring 12/16/20	Citibank, N.A.	PEN	53,645	15,174,140	14,838,460	335,680	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	14,097	3,977,197	3,899,335	77,862	—
Philippine Peso,
Expiring 12/16/20	Goldman Sachs International	PHP	101,166	2,090,000	2,082,185	7,815	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	428,347	8,835,000	8,816,149	18,851	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	257,513	5,314,000	5,300,081	13,919	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	205,151	4,222,000	4,222,377	—	(377)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	103,630	2,139,000	2,132,895	6,105	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	316,540	6,485,684	6,514,962	—	(29,278)
Polish Zloty,
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	4,200	1,094,000	1,061,111	32,889	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	149,907	1,888,000	1,876,722	11,278	—
Expiring 12/16/20	Citibank, N.A.	RUB	69,876	920,000	874,797	45,203	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	46,269	581,000	579,249	1,751	—
Expiring 12/23/20	Barclays Bank PLC	RUB	197,284	2,575,000	2,467,585	107,415	—
Expiring 12/23/20	BNP Paribas S.A.	RUB	1,300,164	17,637,000	16,262,202	1,374,798	—
Expiring 12/23/20	BNP Paribas S.A.	RUB	511,647	7,179,000	6,399,585	779,415	—
Expiring 12/23/20	Citibank, N.A.	RUB	282,784	3,663,000	3,537,002	125,998	—
Expiring 12/23/20	Citibank, N.A.	RUB	213,107	2,813,000	2,665,504	147,496	—
Expiring 12/23/20	Citibank, N.A.	RUB	199,845	2,663,000	2,499,620	163,380	—
Expiring 12/23/20	Citibank, N.A.	RUB	169,884	2,185,000	2,124,873	60,127	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	111

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/23/20	HSBC Bank USA, N.A.	RUB	141,893	$1,796,000	$1,774,770	$21,230	$—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	325,414	4,251,000	4,070,215	180,785	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	324,224	4,193,000	4,055,327	137,673	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	RUB	1,187,356	14,016,713	14,764,911	—	(748,198)
Expiring 04/28/21	Goldman Sachs International	RUB	1,600,665	20,861,000	19,776,550	1,084,450	—
Expiring 04/29/21	Deutsche Bank AG	RUB	310,353	4,577,000	3,834,871	742,129	—
Expiring 06/30/21	Barclays Bank PLC	RUB	379,039	4,994,261	4,653,609	340,652	—
Expiring 06/30/21	Goldman Sachs International	RUB	1,584,843	21,734,000	19,457,715	2,276,285	—
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	1,880	1,378,000	1,376,381	1,619	—
Expiring 12/16/20	Citibank, N.A.	SGD	2,825	2,074,000	2,068,484	5,516	—
Expiring 12/16/20	Credit Suisse International	SGD	3,664	2,681,000	2,682,452	—	(1,452)
Expiring 12/16/20	Credit Suisse International	SGD	3,613	2,620,000	2,644,878	—	(24,878)
Expiring 12/16/20	Goldman Sachs International	SGD	2,798	2,052,000	2,048,546	3,454	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	3,564	2,604,000	2,609,328	—	(5,328)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	3,548	2,582,000	2,597,727	—	(15,727)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	3,516	2,586,000	2,573,874	12,126	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	3,327	2,440,000	2,435,436	4,564	—
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	3,474	2,522,000	2,543,270	—	(21,270)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	102,843	6,074,909	6,283,977	—	(209,068)
Expiring 12/17/20	Citibank, N.A.	ZAR	151,438	9,033,821	9,253,242	—	(219,421)

See Notes to Financial Statements.

112

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/17/20	Citibank, N.A.	ZAR	47,039	$2,722,398	$2,874,223	$—	$(151,825)
Expiring 12/17/20	Citibank, N.A.	ZAR	39,102	2,259,122	2,389,266	—	(130,144)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	90,779	5,383,232	5,546,844	—	(163,612)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	38,367	2,269,600	2,344,306	—	(74,706)
Expiring 12/23/20	Bank of America, N.A.	ZAR	69	4,000	4,188	—	(188)
Expiring 12/23/20	Barclays Bank PLC	ZAR	355	21,000	21,687	—	(687)
Expiring 12/23/20	Barclays Bank PLC	ZAR	50	3,000	3,034	—	(34)
Expiring 01/29/21	Deutsche Bank AG	ZAR	217,589	13,853,000	13,230,409	622,591	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	91,483	5,897,000	5,562,591	334,409	—
Expiring 02/26/21	Bank of America, N.A.	ZAR	280,688	14,352,298	17,018,798	—	(2,666,500)
Expiring 02/26/21	Barclays Bank PLC	ZAR	60,982	3,433,390	3,697,478	—	(264,088)
Expiring 02/26/21	Goldman Sachs International	ZAR	276,801	15,878,000	16,783,137	—	(905,137)
Expiring 02/26/21	Goldman Sachs International	ZAR	168,141	8,884,000	10,194,791	—	(1,310,791)
Expiring 04/29/21	Goldman Sachs International	ZAR	49,994	2,791,000	3,012,354	—	(221,354)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	ZAR	31,317	1,822,000	1,881,709	—	(59,709)
Expiring 12/23/21	Barclays Bank PLC	ZAR	121,563	6,557,501	7,157,876	—	(600,375)
Expiring 12/23/21	Goldman Sachs International	ZAR	21,115	1,332,000	1,243,302	88,698	—
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	2,120,502	1,789,000	1,865,102	—	(76,102)
Expiring 12/16/20	Credit Suisse International	KRW	2,376,321	2,098,000	2,090,109	7,891	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	2,852,356	2,504,000	2,508,810	—	(4,810)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	2,662,531	2,351,000	2,341,848	9,152	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	113

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,786,649	$2,393,000	$2,451,016	$—	$(58,016)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,588,088	2,272,445	2,276,371	—	(3,926)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	2,447,423	2,153,000	2,152,648	352	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,793,081	1,578,000	1,577,117	883	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,234,793	1,045,000	1,086,071	—	(41,071)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	2,078,633	1,785,000	1,828,276	—	(43,276)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	1,735,938	1,530,000	1,526,856	3,144	—
Expiring 12/23/20	Citibank, N.A.	KRW	3,712,500	3,125,000	3,265,687	—	(140,687)
Expiring 12/23/20	Goldman Sachs International	KRW	3,574,481	3,046,000	3,144,279	—	(98,279)
Expiring 04/29/21	Citibank, N.A.	KRW	11,269,475	9,309,000	9,917,751	—	(608,751)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	18,263,582	15,268,000	16,072,944	—	(804,944)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	36,758,376	30,755,000	32,355,480	—	(1,600,480)
Expiring 07/30/21	Deutsche Bank AG	KRW	14,800,914	12,618,000	13,029,260	—	(411,260)
Swedish Krona,
Expiring 01/19/21	Citibank, N.A.	SEK	21,490	2,433,000	2,417,719	15,281	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	SEK	20,592	2,331,000	2,316,660	14,340	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	23,539	25,822,298	25,738,011	84,287	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	77,697	2,445,000	2,492,320	—	(47,320)
Expiring 12/16/20	Citibank, N.A.	THB	70,540	2,251,000	2,262,723	—	(11,723)
Expiring 12/16/20	Credit Suisse International	THB	79,067	2,491,000	2,536,254	—	(45,254)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	170,331	5,380,000	5,463,760	—	(83,760)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	83,389	2,628,000	2,674,883	—	(46,883)

See Notes to Financial Statements.

114

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	84,190	$2,652,000	$2,700,604	$—	$(48,604)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	51,327	1,641,000	1,646,440	—	(5,440)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	24,640	3,205,028	2,871,253	333,775	—
Expiring 12/16/20	Barclays Bank PLC	TRY	24,640	3,167,128	2,871,253	295,875	—
Expiring 12/16/20	Barclays Bank PLC	TRY	22,205	2,896,901	2,587,451	309,450	—
Expiring 12/16/20	Barclays Bank PLC	TRY	18,412	2,406,548	2,145,552	260,996	—
Expiring 12/16/20	Barclays Bank PLC	TRY	18,091	2,259,000	2,108,059	150,941	—
Expiring 12/16/20	Barclays Bank PLC	TRY	15,029	1,947,000	1,751,339	195,661	—
Expiring 12/16/20	Barclays Bank PLC	TRY	11,725	1,519,000	1,366,261	152,739	—
Expiring 12/16/20	Barclays Bank PLC	TRY	10,820	1,341,000	1,260,806	80,194	—
Expiring 12/16/20	Barclays Bank PLC	TRY	10,196	1,282,000	1,188,068	93,932	—
Expiring 12/16/20	Barclays Bank PLC	TRY	9,349	1,199,000	1,089,448	109,552	—
Expiring 12/16/20	Citibank, N.A.	TRY	17,806	2,265,000	2,074,860	190,140	—
Expiring 12/16/20	Goldman Sachs International	TRY	16,631	2,099,857	1,937,944	161,913	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	17,853	2,272,000	2,080,399	191,601	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	17,440	2,232,900	2,032,237	200,663	—
Expiring 12/23/20	Deutsche Bank AG	TRY	18,245	2,776,000	2,118,197	657,803	—
Expiring 02/26/21	Citibank, N.A.	TRY	40,469	4,975,000	4,552,882	422,118	—
Expiring 02/26/21	Citibank, N.A.	TRY	21,754	2,583,626	2,447,396	136,230	—
Expiring 02/26/21	Goldman Sachs International	TRY	28,731	4,314,000	3,232,339	1,081,661	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	TRY	28,291	3,398,374	3,182,863	215,511	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	115

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	97,117	$13,447,001	$10,925,905	$2,521,096	$—
Expiring 05/28/21	Goldman Sachs International	TRY	13,530	1,814,000	1,455,153	358,847	—

				$2,006,038,552	$1,967,552,862	73,090,318	(34,604,628)

						$113,235,390	$(97,865,867)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
11/27/20	Buy	AUD	2,575	JPY	191,838	$—	$(22,694)	Morgan Stanley & Co. International PLC
11/30/20	Buy	JPY	382,815	AUD	4,906	208,771	—	Deutsche Bank AG
12/23/20	Buy	EUR	598	ZAR	10,827	36,342	—	Goldman Sachs International
12/23/20	Buy	EUR	1,738	ZAR	29,854	204,151	—	Morgan Stanley & Co. International PLC
12/30/20	Buy	AUD	787	JPY	59,639	—	(16,828)	Goldman Sachs International
12/30/20	Buy	JPY	167,838	AUD	2,277	3,624	—	Deutsche Bank AG
12/30/20	Buy	JPY	1,033,015	AUD	14,026	14,279	—	Deutsche Bank AG
01/19/21	Buy	EUR	633	GBP	574	—	(6,004)	Bank of America, N.A.
01/20/21	Buy	EUR	2,380	AUD	3,956	—	(4,073)	JPMorgan Chase Bank, N.A.
01/29/21	Buy	AUD	2,132	JPY	155,050	16,332	—	Morgan Stanley & Co. International PLC
01/29/21	Buy	AUD	14,890	JPY	1,004,479	863,868	—	Deutsche Bank AG
05/28/21	Buy	AUD	3,132	JPY	201,466	273,470	—	Bank of America, N.A.
05/28/21	Buy	AUD	6,194	JPY	451,976	27,827	—	Deutsche Bank AG

See Notes to Financial Statements.

116

Cross currency exchange contracts outstanding at October 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
05/28/21	Buy	AUD	17,193	JPY	1,246,407	$155,480	$—	Morgan Stanley & Co. International PLC
05/28/21	Buy	AUD	117,492	JPY	7,506,564	10,748,431	—	Citibank, N.A.
05/28/21	Buy	JPY	641,372	AUD	9,247	—	(361,351)	Morgan Stanley & Co. International PLC
05/28/21	Buy	JPY	6,763,339	AUD	99,024	—	(4,875,233)	Deutsche Bank AG
07/30/21	Buy	AUD	12,549	JPY	866,195	524,994	—	Morgan Stanley & Co. International PLC
07/30/21	Buy	JPY	1,161,572	AUD	16,066	—	(167,598)	Morgan Stanley & Co. International PLC
08/31/21	Buy	EUR	9,591	GBP	8,630	50,207	—	Bank of America, N.A.
08/31/21	Buy	GBP	13,505	EUR	14,648	345,909	—	Bank of America, N.A.
01/28/22	Buy	JPY	426,399	AUD	6,290	—	(327,651)	Deutsche Bank AG
01/28/22	Buy	JPY	720,153	AUD	9,631	145,298	—	Deutsche Bank AG
05/31/22	Buy	JPY	1,257,136	AUD	17,436	—	(161,736)	Goldman Sachs International
10/31/23	Buy	AUD	8,947	JPY	599,449	462,979	—	Deutsche Bank AG
10/31/23	Buy	JPY	277,535	AUD	3,979	—	(99,175)	Goldman Sachs International
10/31/23	Buy	JPY	671,731	AUD	9,835	—	(384,226)	Morgan Stanley & Co. International PLC

						$14,081,962	$(6,426,569)

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	12/20/22	1.000%(Q)	1,500	0.164%	$28,762	$(863)	$29,625	Citibank, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	117

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D01)	12/20/22	1.000%(Q)	5,000	0.127%	$99,934	$(2,878)	$102,812	Citibank, N.A.
Republic of Brazil (D01)	12/20/22	1.000%(Q)	7,500	1.240%	(29,874)	(4,317)	(25,557)	Citibank, N.A.
Republic of Chile (D01)	12/20/22	1.000%(Q)	1,500	0.149%	29,277	(863)	30,140	Citibank, N.A.
Republic of Colombia (D01)	12/20/22	1.000%(Q)	2,000	0.549%	21,666	(1,151)	22,817	Citibank, N.A.
Republic of Indonesia (D01)	12/20/22	1.000%(Q)	2,000	0.407%	27,794	(1,151)	28,945	Citibank, N.A.
Republic of Panama (D01)	12/20/22	1.000%(Q)	1,500	0.226%	26,754	(863)	27,617	Citibank, N.A.
Republic of Peru (D01)	12/20/22	1.000%(Q)	1,500	0.190%	27,938	(863)	28,801	Citibank, N.A.
Republic of Philippines (D01)	12/20/22	1.000%(Q)	1,500	0.159%	28,943	(863)	29,806	Citibank, N.A.
Republic of South Africa (D01)	12/20/22	1.000%(Q)	4,500	1.835%	(74,507)	(2,590)	(71,917)	Citibank, N.A.
Republic of Turkey (D01)	12/20/22	1.000%(Q)	7,500	5.251%	(634,449)	(4,317)	(630,132)	Citibank, N.A.
Russian Federation (D01)	12/20/22	1.000%(Q)	4,500	0.514%	52,110	(2,590)	54,700	Citibank, N.A.
United Mexican States (D01)	12/20/22	1.000%(Q)	6,500	0.574%	66,894	(3,741)	70,635	Citibank, N.A.
Emirate of Abu Dhabi (D02)	06/20/25	1.000%(Q)	2,000	0.454%	52,832	(3,919)	56,751	Citibank, N.A.
Federation of Malaysia (D02)	06/20/25	1.000%(Q)	3,000	0.423%	83,431	(5,878)	89,309	Citibank, N.A.
Federative Republic of Brazil (D02)	06/20/25	1.000%(Q)	12,000	2.037%	(539,224)	(23,513)	(515,711)	Citibank, N.A.

See Notes to Financial Statements.

118

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D02)	06/20/25	1.000%(Q)	2,000	0.799%	$20,739	$(3,919)	$24,658	Citibank, N.A.
People’s Republic of China (D02)	06/20/25	1.000%(Q)	12,000	0.353%	373,596	(23,513)	397,109	Citibank, N.A.
Republic of Chile (D02)	06/20/25	1.000%(Q)	2,000	0.506%	48,057	(3,919)	51,976	Citibank, N.A.
Republic of Colombia (D02)	06/20/25	1.000%(Q)	5,000	1.137%	(25,305)	(9,797)	(15,508)	Citibank, N.A.
Republic of Indonesia (D02)	06/20/25	1.000%(Q)	8,000	0.893%	48,484	(15,676)	64,160	Citibank, N.A.
Republic of Panama (D02)	06/20/25	1.000%(Q)	2,000	0.623%	37,093	(3,919)	41,012	Citibank, N.A.
Republic of Peru (D02)	06/20/25	1.000%(Q)	2,000	0.533%	45,505	(3,919)	49,424	Citibank, N.A.
Republic of Philippines (D02)	06/20/25	1.000%(Q)	2,000	0.422%	55,772	(3,919)	59,691	Citibank, N.A.
Republic of South Africa (D02)	06/20/25	1.000%(Q)	9,000	2.652%	(639,250)	(17,635)	(621,615)	Citibank, N.A.
Republic of Turkey (D02)	06/20/25	1.000%(Q)	12,000	5.536%	(2,147,372)	(23,513)	(2,123,859)	Citibank, N.A.
Republic of Ukraine (D02)	06/20/25	1.000%(Q)	2,000	6.136%	(399,039)	(3,919)	(395,120)	Citibank, N.A.
Russian Federation (D02)	06/20/25	1.000%(Q)	6,000	0.965%	16,689	(11,757)	28,446	Citibank, N.A.
State of Qatar (D02)	06/20/25	1.000%(Q)	2,000	0.454%	52,848	(3,919)	56,767	Citibank, N.A.
United Mexican States (D02)	06/20/25	1.000%(Q)	12,000	1.154%	(70,343)	(23,513)	(46,830)	Citibank, N.A.

					$(3,314,245)	$(213,197)	$(3,101,048)

See Notes to Financial Statements.

PGIM Global Total Return Fund	119

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation		Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices— Buy Protection(1)**:
CDX.EM.28.V3	(D01)	12/20/22	1.000%(Q)	47,000	$299,774	$(17,284)	$317,058	Citibank, N.A.
CDX.EM.33.V2	(D02)	06/20/25	1.000%(Q)	95,000	2,850,302	94,349	2,755,953	Citibank, N.A.

					$3,150,076	$77,065	$3,073,011

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
Alcentra CLO	11/24/20	1.000%(M)	410	*	$23	$—	$23	Goldman Sachs International
Alcentra CLO	11/24/20	0.500%(M)	317	*	9	—	9	Goldman Sachs International
Allianz CLO	11/24/20	1.000%(M)	777	*	43	—	43	Goldman Sachs International
AMMC CLO Ltd.	11/24/20	0.500%(M)	40	*	1	—	1	Goldman Sachs International
Angelo Gordon CLO	11/24/20	0.500%(M)	79	*	2	—	2	Goldman Sachs International
Axa CLO	11/24/20	1.000%(M)	373	*	21	—	21	Goldman Sachs International
Bain CLO	11/24/20	0.500%(M)	2,124	*	59	—	59	Goldman Sachs International
Bank 2018-BN14	11/30/20	1.250%(M)	1,963	*	204	—	204	Goldman Sachs International

See Notes to Financial Statements.

120

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Bardin Hill CLO	11/24/20	0.500%(M)	1,113	*	$31	$—	$31	Goldman Sachs International
Bardin Hill CLO	11/24/20	1.000%(M)	341	*	19	—	19	Goldman Sachs International
Benchmark Mortgage Trust	11/30/20	1.250%(M)	952	*	99	—	99	Goldman Sachs International
BlueMountain CLO	11/24/20	0.500%(M)	159	*	4	—	4	Goldman Sachs International
Canyon CLO	11/24/20	0.500%(M)	226	0.500%	6	—	6	Goldman Sachs International
Carlson CLO	11/24/20	1.000%(M)	355	*	20	—	20	Goldman Sachs International
Carlyle CLO	11/24/20	0.500%(M)	567	*	16	—	16	Goldman Sachs International
Carlyle CLO	11/24/20	1.000%(M)	111	*	6	—	6	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	793	6.940%	83	—	83	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	549	*	57	—	57	Goldman Sachs International
Covenant	11/24/20	0.500%(M)	204	0.500%	6	—	6	Goldman Sachs International
Crescent CLO	11/24/20	1.000%(M)	497	*	28	—	28	Goldman Sachs International
CSAM CLO	11/24/20	0.500%(M)	558	*	16	—	16	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	121

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):

CSAM CLO	11/24/20	1.000%(M)	65	*	$4	$—	$4	Goldman Sachs International
DFG CLO	11/24/20	0.500%(M)	841	*	23	—	23	Goldman Sachs International
Doubleline	11/24/20	0.500%(M)	159	*	4	—	4	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	2,364	*	131	—	131	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	1,564	*	87	—	87	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	698	*	39	—	39	Goldman Sachs International
First Franklin Home Equity	11/30/20	1.250%(M)	1,920	*	133	—	133	Goldman Sachs International
Fort Washington CLO	11/24/20	1.000%(M)	409	*	23	—	23	Goldman Sachs International
GSAMP Home Equity	11/30/20	1.250%(M)	1,825	*	127	—	127	Goldman Sachs International
GSRPM Mortgage Loan Trust	11/30/20	1.250%(M)	783	*	54	—	54	Goldman Sachs International
HPS CLO	11/24/20	0.500%(M)	79	*	2	—	2	Goldman Sachs International
ICG CLO	11/24/20	0.500%(M)	736	*	20	—	20	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	1,114	*	116	—	116	Goldman Sachs International

See Notes to Financial Statements.

122

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	444	*	$46	$—	$46	Goldman Sachs International
LCM CLO	11/24/20	1.000%(M)	227	*	13	—	13	Goldman Sachs International
Loomis Sayles & Company LP	11/24/20	0.500%(M)	95	0.500%	3	—	3	Goldman Sachs International
Marathon	11/24/20	0.500%(M)	75	*	2	—	2	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	708	*	39	—	39	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	427	*	24	—	24	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	338	*	19	—	19	Goldman Sachs International
MJX CLO	11/24/20	0.500%(M)	318	*	9	—	9	Goldman Sachs International
Morgan Stanley Capital I Trust	11/30/20	1.250%(M)	452	*	47	—	47	Goldman Sachs International
Neuberger Berman CLO Ltd.	11/24/20	0.500%(M)	761	*	21	—	21	Goldman Sachs International
NYLIM CLO	11/24/20	0.500%(M)	639	*	18	—	18	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	1,366	*	76	—	76	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	845	*	47	—	47	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	123

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Octagon CLO	11/24/20	0.500%(M)	5,018	*	$139	$—	$139	Goldman Sachs International
Onex CLO	11/24/20	0.500%(M)	1,705	*	47	—	47	Goldman Sachs International
Palmer Square CLO	11/24/20	1.000%(M)	103	*	6	—	6	Goldman Sachs International
Par-Four	11/24/20	0.500%(M)	1,475	*	41	—	41	Goldman Sachs International
Pinebridge CLO	11/24/20	0.500%(M)	128	0.500%	4	—	4	Goldman Sachs International
Pretium	11/24/20	0.500%(M)	8,975	*	249	—	249	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	354	*	20	—	20	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	279	*	15	—	15	Goldman Sachs International
Saratoga CLO	11/24/20	0.500%(M)	6,298	*	175	—	175	Goldman Sachs International
Saratoga CLO	11/24/20	1.000%(M)	846	*	47	—	47	Goldman Sachs International
Shenkman Capital	11/24/20	0.500%(M)	80	*	2	—	2	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(M)	627	*	35	—	35	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(M)	451	*	25	—	25	Goldman Sachs International

See Notes to Financial Statements.

124

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Steele Creek	11/24/20	0.500%(M)	1,120	*	$31	$—	$31	Goldman Sachs International
Symphony CLO	11/24/20	1.000%(M)	579	*	32	—	32	Goldman Sachs International
TCW CLO	11/24/20	0.500%(M)	482	*	13	—	13	Goldman Sachs International
THL CLO	11/24/20	1.000%(M)	1,126	*	63	—	63	Goldman Sachs International
THL CLO	11/24/20	0.500%(M)	320	*	9	—	9	Goldman Sachs International
TIAA CLO	11/24/20	1.000%(M)	189	*	10	—	10	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	2,778	*	154	—	154	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	629	*	35	—	35	Goldman Sachs International
Voya CLO	11/24/20	0.500%(M)	5,747	*	160	—	160	Goldman Sachs International
Wellfleet CLO	11/24/20	0.500%(M)	80	*	2	—	2	Goldman Sachs International
Western Asset Management Co.	11/24/20	0.500%(M)	175	*	5	—	5	Goldman Sachs International

					$3,199	$—	$3,199

See Notes to Financial Statements.

PGIM Global Total Return Fund	125

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Ryder System, Inc.	06/20/25	1.000%(Q)	9,540	$174,445	$(140,488)	$(314,933)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	2,000	$(9,508)	$71,374	$(80,882)	Barclays Bank PLC
Central Bank of Tunisia	12/20/22	1.000%(Q)		700	35,323	30,749	4,574	Barclays Bank PLC
Eskom Holdings SOC Ltd.	03/20/21	1.000%(Q)		5,000	87,702	101,659	(13,957)	Barclays Bank PLC
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR	2,640	434,625	374,083	60,542	Deutsche Bank AG
Host Hotels & Resorts LP	06/20/24	1.000%(Q)		5,000	61,638	65,056	(3,418)	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)		3,200	(67,318)	(42,871)	(24,447)	Bank of America, N.A.
Marriott International, Inc.	06/20/25	1.000%(Q)		875	19,614	37,695	(18,081)	Morgan Stanley & Co. International PLC
Republic of Austria	06/20/25	1.000%(Q)		1,000	(43,399)	(36,946)	(6,453)	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	EUR	12,700	(174,135)	70,046	(244,181)	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	EUR	10,455	(143,353)	79,561	(222,914)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR	5,145	48,581	244,103	(195,522)	Barclays Bank PLC
Safeway Inc.	03/20/23	5.000%(Q)		5,000	(562,949)	(514,928)	(48,021)	BNP Paribas S.A.
Sasol Ltd.	12/20/22	1.000%(Q)		800	37,626	70,905	(33,279)	Barclays Bank PLC

					$(275,553)	$550,486	$(826,039)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Barclays Bank PLC	06/20/21	1.000%(Q)	EUR	4,500	0.243%	$31,818	$21,862	$ 9,956	Goldman Sachs International
Barclays PLC	12/20/26	1.000%(Q)	EUR	3,000	0.952%	14,207	39,213	(25,006)	Citibank, N.A.
Boeing Co.	12/20/21	1.000%(Q)		12,100	1.662%	(76,914)	74,645	(151,559)	Bank of America, N.A.
Commonwealth of Australia	12/20/24	1.000%(Q)		3,000	0.119%	113,440	66,846	46,594	Barclays Bank PLC

See Notes to Financial Statements.

126

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
DP World PLC	12/20/24	1.000%(Q)	2,000	1.393%	$(29,452)	$7,774	$ (37,226)	Barclays Bank PLC
Emirate of Dubai	12/20/24	1.000%(Q)	1,000	1.246%	(8,848)	3,125	(11,973)	Citibank, N.A.
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	3,000	6.030%	(418,533)	(363,533)	(55,000)	Deutsche Bank AG
Federal Republic of Germany	06/20/25	0.250%(Q)	7,250	0.099%	53,042	16,499	36,543	Bank of America, N.A.
Federal Republic of Germany	06/20/25	0.250%(Q)	1,000	0.099%	7,316	2,290	5,026	Bank of America, N.A.
Federation of Malaysia	12/20/24	1.000%(Q)	1,000	0.357%	27,772	14,251	13,521	Citibank, N.A.
Generalitat de Cataluna	12/20/22	1.000%(Q)	2,960	1.499%	(27,725)	(247,187)	219,462	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	410	0.660%	2,759	(34,917)	37,676	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	200	0.660%	1,346	(17,515)	18,861	Goldman Sachs International
Hellenic Republic	12/20/22	1.000%(Q)	500	0.736%	3,390	(27,765)	31,155	Citibank, N.A.
Hellenic Republic	06/20/23	1.000%(Q)	300	0.881%	1,280	(17,928)	19,208	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	1,000	1.113%	(2,909)	(147,996)	145,087	Barclays Bank PLC
Israel Electric Corp Ltd.	12/20/24	1.000%(Q)	1,000	0.884%	5,916	10,634	(4,718)	Barclays Bank PLC
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	1,900	0.279%	17,924	(15,626)	33,550	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)	3,000	0.364%	34,942	24,555	10,387	HSBC Bank USA, N.A.
Kingdom of Spain	06/20/21	1.000%(Q)	700	0.105%	4,847	(2,095)	6,942	Deutsche Bank AG
Kingdom of Spain	09/20/21	1.000%(Q)	1,500	0.124%	13,539	6,315	7,224	HSBC Bank USA, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	42,665	0.330%	806,577	277,353	529,224	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	3,200	0.330%	60,496	29,615	30,881	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	127

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/24	1.000%(Q)	700	0.311%	$18,380	$ (17,382)	$35,762	Deutsche Bank AG
Kingdom of Spain	06/20/25	1.000%(Q)	9,940	0.543%	220,612	(88,683)	309,295	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	7,500	0.543%	166,458	(86,086)	252,544	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	7,500	0.543%	166,458	(82,839)	249,297	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	3,000	0.543%	66,583	32,334	34,249	Citibank, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	1,645	0.543%	36,510	19,993	16,517	Barclays Bank PLC
Kingdom of Spain	12/20/25	1.000%(Q)	5,000	0.594%	108,732	100,688	8,044	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/30	1.000%(Q)	1,100	0.876%	13,563	(3,974)	17,537	Credit Suisse International
Kingdom of Thailand	12/20/21	1.000%(Q)	2,100	0.130%	23,435	1,215	22,220	Barclays Bank PLC
Oriental Republic of Uruguay	06/20/21	1.000%(Q)	800	0.760%	2,150	(2,198)	4,348	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	4,000	0.075%	28,454	(12,511)	40,965	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	1,600	0.080%	18,786	(2,112)	20,898	Citibank, N.A.
People’s Republic of China	12/20/21	1.000%(Q)	1,500	0.080%	17,612	(1,707)	19,319	Barclays Bank PLC
People’s Republic of China	03/20/22	1.000%(Q)	2,000	0.098%	27,556	(9,932)	37,488	Goldman Sachs International
People’s Republic of China	03/20/22	1.000%(Q)	1,000	0.098%	13,778	(7,773)	21,551	Deutsche Bank AG

See Notes to Financial Statements.

128

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
People’s Republic of China	12/20/24	1.000%(Q)	1,000	0.288%	$30,669	$17,495	$13,174	Citibank, N.A.
Petroleos Mexicanos	09/20/21	1.000%(Q)	2,500	3.896%	(61,030)	(24,202)	(36,828)	Goldman Sachs International
Republic of Chile	12/20/21	1.000%(Q)	2,500	0.110%	28,499	(2,618)	31,117	Goldman Sachs International
Republic of Colombia	12/20/21	1.000%(Q)	2,000	0.364%	16,911	(16,558)	33,469	HSBC Bank USA, N.A.
Republic of Colombia	06/20/23	1.000%(Q)	5,000	0.664%	50,073	(6,690)	56,763	Goldman Sachs International
Republic of Colombia	12/20/26	1.000%(Q)	1,000	1.459%	(25,921)	(71,621)	45,700	Citibank, N.A.
Republic of Croatia	12/20/20	1.000%(Q)	3,000	0.250%	6,688	3,287	3,401	BNP Paribas S.A.
Republic of Hungary	06/20/22	1.000%(Q)	3,550	0.298%	45,236	(10,996)	56,232	Citibank, N.A.
Republic of Indonesia	12/20/20	1.000%(Q)	1,000	0.217%	2,246	962	1,284	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000%(Q)	13,885	0.503%	198,377	(52,686)	251,063	Citibank, N.A.
Republic of Indonesia	06/20/25	1.000%(Q)	6,800	0.893%	41,212	(290,990)	332,202	Morgan Stanley &Co. International PLC
Republic of Indonesia	06/20/25	1.000%(Q)	6,100	0.893%	36,970	(165,589)	202,559	Morgan Stanley &Co. International PLC
Republic of Indonesia	06/20/25	1.000%(Q)	2,365	0.893%	14,334	(101,066)	115,400	JPMorgan Chase Bank, N.A.
Republic of Indonesia	06/20/25	1.000%(Q)	2,155	0.893%	13,061	(89,449)	102,510	BNP Paribas S.A.
Republic of Ireland	06/20/21	1.000%(Q)	700	0.032%	5,177	844	4,333	Deutsche Bank AG
Republic of Ireland	06/20/24	1.000%(Q)	4,000	0.159%	127,692	58,938	68,754	JPMorgan Chase Bank, N.A.
Republic of Ireland	06/20/24	1.000%(Q)	700	0.122%	23,302	(6,096)	29,398	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Global Total Return Fund	129

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ireland	12/20/26	1.000%(Q)	3,100	0.275%	$140,349	$(2,072)	$142,421	JPMorgan Chase Bank, N.A.
Republic of Ireland	12/20/26	1.000%(Q)	2,000	0.275%	90,548	4,003	86,545	Goldman Sachs International
Republic of Ireland	06/20/27	1.000%(Q)	2,800	0.292%	133,207	56,543	76,664	Morgan Stanley & Co. International PLC
Republic of Italy	03/20/22	1.000%(Q)	3,000	0.546%	22,433	(49,008)	71,441	Goldman Sachs International
Republic of Italy	03/20/22	1.000%(Q)	3,000	0.546%	22,433	(48,970)	71,403	JPMorgan Chase Bank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	18,300	0.805%	114,811	(631,871)	746,682	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	15,000	0.805%	94,107	(205,743)	299,850	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	13,405	0.805%	84,100	(332,379)	416,479	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	4,000	0.805%	25,095	—	25,095	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/24	1.000%(Q)	6,000	0.991%	8,817	(226,652)	235,469	Bank of America, N.A.
Republic of Italy	06/20/24	1.000%(Q)	900	0.704%	10,660	(34,807)	45,467	Deutsche Bank AG
Republic of Italy	06/20/25	1.000%(Q)	7,000	1.164%	(43,585)	(243,049)	199,464	Credit Suisse International
Republic of Italy	06/20/26	1.000%(Q)	5,000	1.325%	(81,979)	(286,003)	204,024	BNP Paribas S.A.
Republic of Italy	06/20/26	1.000%(Q)	4,200	1.325%	(68,862)	(185,054)	116,192	Bank of America, N.A.
Republic of Italy	12/20/26	1.000%(Q)	400	1.395%	(8,759)	(28,976)	20,217	HSBC Bank USA, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	7,695	0.421%	126,746	—	126,746	Citibank, N.A.

See Notes to Financial Statements.

130

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Panama	12/20/20	1.000%(Q)	5,500	0.092%	$13,337	$(15,310)	$28,647	JPMorgan Chase Bank, N.A.
Republic of Panama	12/20/20	1.000%(Q)	5,000	0.092%	12,263	4,943	7,320	Citibank, N.A.
Republic of Panama	06/20/22	1.000%(Q)	5,000	0.195%	72,295	21,372	50,923	Citibank, N.A.
Republic of Peru	03/20/22	1.000%(Q)	3,000	0.152%	39,030	(47,838)	86,868	Barclays Bank PLC
Republic of Portugal	06/20/21	1.000%(Q)	700	0.123%	4,765	(12,212)	16,977	Deutsche Bank AG
Republic of Portugal	12/20/23	1.000%(Q)	4,130	0.294%	96,562	(1,245)	97,807	Morgan Stanley & Co. International PLC
Republic of Portugal	06/20/24	1.000%(Q)	400	0.276%	11,018	(27,231)	38,249	Deutsche Bank AG
Republic of Portugal	06/20/25	1.000%(Q)	21,000	0.450%	557,123	(140,593)	697,716	Morgan Stanley & Co. International PLC
Republic of Portugal	06/20/25	1.000%(Q)	10,000	0.450%	265,297	(79,760)	345,057	Citibank, N.A.
Republic of Serbia	06/20/21	1.000%(Q)	2,000	0.373%	10,366	8,145	2,221	BNP Paribas S.A.
Republic of Slovenia	06/20/24	1.000%(Q)	900	0.500%	17,407	(47,726)	65,133	HSBC Bank USA, N.A.
Republic of South Africa	06/20/23	1.000%(Q)	5,000	2.053%	(130,665)	(75,175)	(55,490)	Deutsche Bank AG
Republic of South Africa	12/20/23	1.000%(Q)	3,000	2.202%	(106,645)	(107,553)	908	Bank of America, N.A.
Republic of Turkey	06/20/23	1.000%(Q)	5,510	5.337%	(576,697)	(461,773)	(114,924)	BNP Paribas S.A.
Republic of Ukraine	12/20/23	5.000%(Q)	1,400	5.966%	(30,153)	62,833	(92,986)	Deutsche Bank AG
Republic of Ukraine	12/20/23	5.000%(Q)	1,000	5.966%	(21,538)	24,432	(45,970)	Deutsche Bank AG
Republic of Ukraine	12/20/24	5.000%(Q)	2,100	6.076%	(68,280)	137,769	(206,049)	HSBC Bank USA, N.A.
Republic of Ukraine	06/20/25	5.000%(Q)	7,205	6.136%	(277,812)	(74,663)	(203,149)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	131

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ukraine	06/20/25	5.000%(Q)		1,000	6.136%	$(38,558)	$(38,536)	$(22)	Barclays Bank PLC
Republic of Ukraine	12/20/25	5.000%(Q)		7,390	6.184%	(328,721)	(158,413)	(170,308)	Barclays Bank PLC
Republic of Uruguay	06/20/21	1.000%(Q)		400	0.760%	1,075	(1,541)	2,616	Citibank, N.A.
Republic of Uruguay	12/20/21	1.000%(Q)		1,500	0.890%	3,604	(8,676)	12,280	Citibank, N.A.
Russian Federation	12/20/20	1.000%(Q)		11,000	0.222%	24,955	11,693	13,262	Citibank, N.A.
Russian Federation	12/20/20	1.000%(Q)		8,470	0.222%	19,216	7,560	11,656	Citibank, N.A.
Russian Federation	12/20/21	1.000%(Q)		8,525	0.303%	78,039	(198,328)	276,367	Barclays Bank PLC
Russian Federation	12/20/21	1.000%(Q)		3,000	0.303%	27,462	(72,096)	99,558	Barclays Bank PLC
Russian Federation	12/20/22	1.000%(Q)		7,350	0.514%	85,112	(9,871)	94,983	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)		7,000	0.609%	80,259	(70,716)	150,975	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)		4,000	0.609%	45,863	(48,395)	94,258	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)		1,640	0.609%	18,804	(19,576)	38,380	BNP Paribas S.A.
Russian Federation	12/20/26	1.000%(Q)		1,200	1.250%	(16,435)	(103,373)	86,938	Barclays Bank PLC
Russian Federation	06/20/30	1.000%(Q)		2,500	1.598%	(128,309)	(245,035)	116,726	HSBC Bank USA, N.A.
State of Illinois	06/20/21	1.000%(Q)		10,000	2.481%	(81,593)	8,848	(90,441)	Citibank, N.A.
State of Illinois	12/20/22	1.000%(Q)		2,725	2.612%	(83,710)	(61,955)	(21,755)	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)		2,800	2.791%	(171,416)	(139,229)	(32,187)	Goldman Sachs International
State of Illinois	06/20/28	1.000%(Q)		1,000	3.000%	(106,683)	(94,905)	(11,778)	Citibank, N.A.
UBS Group AG	12/20/24	1.000%(Q)	EUR	8,600	0.654%	156,987	145,928	11,059	Bank of America, N.A.

						$2,262,538	$(5,339,826)	$7,602,364

See Notes to Financial Statements.

132

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.34.V1	06/20/30	1.000%(Q)	92,140	$1,092,538	$1,830,453	$737,915

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.25.V16	12/20/20	5.000%(Q)		25,500	1.152%	$82,798	$283,992	$201,194
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)		54,372	3.946%	1,027,204	2,661,319	1,634,115
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)		169,310	0.906%	1,770,169	912,733	(857,436)
iTraxx.XO.34.V1	12/20/25	5.000%(Q)	EUR	95,000	3.670%	8,368,973	7,286,325	(1,082,648)

						$11,249,144	$11,144,369	$(104,775)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%^	12/20/20	0.000%	21,153	*	$(1,015)	$(1,654)	$639	Citibank, N.A.
CDX.NA.HY.BB.33.V1	12/20/24	5.000%(Q)	5,000	2.721%	467,958	772,213	(304,255)	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	5,000	*	(17,632)	(27,334)	9,702	JPMorgan Securities LLC

					$449,311	$743,225	$(293,914)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Global Total Return Fund	133

Schedule of Investments (continued)

as of October 31, 2020

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
IDR	50,000,000	8.220%(S)		3,454	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$239,796	$—	$239,796
	58,209	3 Month LIBOR(Q)	EUR	52,000	3 Month EURIBOR minus 10.85bps(Q)	JPMorgan Chase Bank, N.A.	01/08/21	(2,330,723)	—	(2,330,723)

								$(2,090,927)	$—	$(2,090,927)

See Notes to Financial Statements.

134

Inflation swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	14,000	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(804,668)	$(804,668)
EUR	14,000	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	723,713	723,713

					$—	$(80,955)	$(80,955)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	2,240	10/27/21	2.173%(S)	6 Month BBSW(2)(S)	$(94)	$33,394	$33,488
AUD	4,000	09/21/22	3.830%(S)	6 Month BBSW(2)(S)	(40,822)	211,072	251,894
AUD	7,580	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	—	307,477	307,477
AUD	15,000	07/20/25	0.390%(S)	6 Month BBSW(2)(S)	—	81,945	81,945
AUD	1,000	05/02/26	2.650%(S)	6 Month BBSW(2)(S)	94	99,079	98,985
AUD	2,700	06/06/27	2.661%(S)	6 Month BBSW(2)(S)	—	296,685	296,685
AUD	6,450	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	460,729	860,002	399,273
AUD	6,000	02/19/30	1.147%(S)	6 Month BBSW(2)(S)	(21)	173,337	173,358
AUD	5,000	03/20/30	1.200%(S)	6 Month BBSW(2)(S)	—	157,694	157,694
AUD	10,550	08/05/30	0.751%(S)	6 Month BBSW(2)(S)	(116)	3,835	3,951
AUD	5,835	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	—	1,065,428	1,065,428
AUD	1,600	07/28/32	3.137%(S)	6 Month BBSW(2)(S)	—	292,549	292,549
AUD	2,000	12/19/32	4.423%(S)	6 Month BBSW(2)(S)	(4,597)	596,075	600,672
AUD	10,000	07/10/33	2.987%(S)	6 Month BBSW(2)(S)	138,972	1,786,979	1,648,007
BRL	20,469	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	—	(102,023)	(102,023)

See Notes to Financial Statements.

PGIM Global Total Return Fund	135

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	81,380	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	$—	$(407,268)	$(407,268)
BRL	63,124	01/02/25	5.641%(T)	1 Day BROIS(2)(T)	—	(374,571)	(374,571)
BRL	27,355	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	151,947	151,947
BRL	26,379	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	1,298,823	1,298,823
BRL	25,280	01/02/25	9.560%(T)	1 Day BROIS(2)(T)	—	1,289,162	1,289,162
BRL	31,910	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	1,920,823	1,920,823
BRL	7,002	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	458,981	458,981
BRL	30,470	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	2,190,541	2,190,541
BRL	6,247	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	532,175	532,175
BRL	12,879	01/04/27	6.455%(T)	1 Day BROIS(2)(T)	—	(53,516)	(53,516)
BRL	36,574	01/04/27	6.490%(T)	1 Day BROIS(2)(T)	—	(150,876)	(150,876)
BRL	73,942	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(270,251)	(270,251)
BRL	56,887	01/04/27	6.540%(T)	1 Day BROIS(2)(T)	—	(174,756)	(174,756)
BRL	94,482	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(411,298)	(411,298)
BRL	31,992	01/04/27	6.910%(T)	1 Day BROIS(2)(T)	—	71,268	71,268
BRL	31,229	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	68,886	68,886
BRL	78,637	01/04/27	7.760%(T)	1 Day BROIS(2)(T)	—	799,447	799,447
BRL	28,290	01/02/29	7.150%(T)	1 Day BROIS(2)(T)	1,183	(128,650)	(129,833)
BRL	21,378	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(66,955)	(66,955)
CAD	3,550	03/07/21	0.983%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	22	6,568	6,546

See Notes to Financial Statements.

136

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	23,700	08/17/22	2.370%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$(131,414)	$667,202	$798,616
CAD	51,805	04/03/25	0.970%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	157,668	422,502	264,834
CAD	25,000	05/01/25	0.758%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(118)	31,728	31,846
CAD	1,500	04/22/26	1.670%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	99	52,217	52,118
CAD	3,070	06/25/30	2.651%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	71,003	348,272	277,269
CAD	4,325	03/26/33	2.718%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(81)	553,692	553,773
CAD	1,500	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(37)	143,028	143,065
CAD	4,345	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(33,897)	665,002	698,899
CAD	2,500	12/03/38	2.800%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	100,799	421,499	320,700
CAD	1,550	12/03/48	2.800%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	271,419	349,052	77,633
CHF	2,400	10/21/21	(0.522)%(A)	6 Month CHF LIBOR(2)(S)	53	5,978	5,925

See Notes to Financial Statements.

PGIM Global Total Return Fund	137

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CHF	14,500	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	$59,812	$1,007,280	$947,468
CHF	800	10/17/31	0.033%(A)	6 Month CHF LIBOR(2)(S)	140	35,000	34,860
CHF	700	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	97,209	97,209
CLP	3,010,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	348,804	348,804
CLP	6,480,000	10/24/29	2.790%(S)	1 Day CLOIS(2)(S)	—	416,079	416,079
CLP	3,094,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	389,460	389,460
CLP	2,400,000	12/13/29	3.160%(S)	1 Day CLOIS(2)(S)	—	283,392	283,392
CLP	562,610	12/16/29	3.200%(S)	1 Day CLOIS(2)(S)	—	69,018	69,018
CLP	3,900,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	365,184	365,184
CLP	634,000	02/11/30	3.085%(S)	1 Day CLOIS(2)(S)	—	64,970	64,970
CLP	4,500,000	02/28/30	3.110%(S)	1 Day CLOIS(2)(S)	—	465,733	465,733
CLP	800,000	07/13/30	2.030%(S)	1 Day CLOIS(2)(S)	—	(23,497)	(23,497)
CNH	52,500	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(534)	145,689	146,223
CNH	50,870	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	36	109,041	109,005
CNH	33,000	03/18/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	23	70,892	70,869
CNH	43,200	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	34	87,838	87,804
CNH	23,500	06/19/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	20	45,892	45,872
CNH	125,090	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	109	245,589	245,480

See Notes to Financial Statements.

138

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	28,500	07/01/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(38)	$56,066	$56,104
CNH	78,000	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(96)	141,792	141,888
CNH	24,300	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(18)	54,520	54,538
CNH	76,000	10/09/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(36)	134,073	134,109
CNH	9,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	16,777	16,782
CNH	98,660	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(294)	345,512	345,806
CNH	100,500	11/28/24	2.933%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3,746)	231,227	234,973
CNH	80,000	12/05/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(124)	186,433	186,557
CNH	92,700	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	25,474	25,474
CNH	330,000	02/05/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(110)	87,579	87,689
CNH	18,100	03/10/25	2.300%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(18)	(31,269)	(31,251)
CNH	25,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(8)	(27,285)	(27,277)
CNH	149,980	05/08/25	1.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(563)	(721,315)	(720,752)
CNH	80,785	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)	56	(329,531)	(329,587)

See Notes to Financial Statements.

PGIM Global Total Return Fund	139

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	118,700	07/02/25	2.330%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(86)	$(205,968)	$(205,882)
CNH	161,860	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(210)	75,677	75,887
CNH	48,542	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(83)	(8,159)	(8,076)
CNH	129,600	09/01/25	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(168)	138,800	138,968
CNH	225,740	11/02/25	2.588%	7 Day China Fixing Repo Rates(2)(Q)	658	(20,944)	(21,602)
COP	25,830,000	07/19/28	6.150%(Q)	1 Day COOIS(2)(Q)	—	1,041,194	1,041,194
COP	27,041,260	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	528,079	1,107,788	579,709
COP	13,388,000	11/28/28	6.380%(Q)	1 Day COOIS(2)(Q)	—	625,150	625,150
COP	20,710,000	12/16/29	5.480%(Q)	1 Day COOIS(2)(Q)	—	616,869	616,869
COP	21,300,000	02/13/30	5.100%(Q)	1 Day COOIS(2)(Q)	—	472,063	472,063
COP	7,740,000	07/13/30	4.205%(Q)	1 Day COOIS(2)(Q)	—	(1,914)	(1,914)
COP	19,006,000	09/17/30	4.321%(Q)	1 Day COOIS(2)(Q)	—	29,750	29,750
CZK	500,000	03/14/21	2.143%(A)	6 Month PRIBOR(2)(S)	—	429,593	429,593
CZK	213,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	133,615	133,615
CZK	193,410	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	—	102,837	102,837
CZK	250,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	—	411,256	411,256
CZK	875,720	01/28/24	1.938%(A)	6 Month PRIBOR(2)(S)	—	2,434,726	2,434,726
CZK	427,500	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(1,181,816)	(1,181,816)
CZK	205,715	03/14/24	1.950%(A)	6 Month PRIBOR(1)(S)	—	(571,991)	(571,991)

See Notes to Financial Statements.

140

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	261,910	03/31/24	0.710%(A)	6 Month PRIBOR(1)(S)	$—	$(158,127)	$(158,127)
CZK	155,500	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	139,131	(251,825)	(390,956)
CZK	364,670	01/28/30	1.588%(A)	6 Month PRIBOR(1)(S)	—	(1,317,961)	(1,317,961)
CZK	106,030	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(31,112)	(31,112)
DKK	20,900	10/17/21	0.185%(A)	6 Month CIBOR(2)(S)	(18,181)	10,586	28,767
DKK	13,600	05/04/25	0.825%(A)	6 Month CIBOR(2)(S)	27	112,144	112,117
DKK	5,000	08/29/26	0.580%(A)	6 Month CIBOR(2)(S)	22	37,315	37,293
DKK	1,300	10/21/26	0.673%(A)	6 Month CIBOR(2)(S)	18	10,853	10,835
DKK	13,000	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	—	187,848	187,848
DKK	1,865	06/22/27	0.987%(A)	6 Month CIBOR(2)(S)	—	24,098	24,098
EUR	1,000	06/04/29	2.002%(A)	6 Month EURIBOR(2)(S)	147	251,183	251,036
EUR	3,260	11/11/29	1.453%(A)	6 Month EURIBOR(2)(S)	272,218	680,738	408,520
EUR	1,800	01/14/30	1.022%(A)	6 Month EURIBOR(2)(S)	151	283,143	282,992
EUR	2,000	03/02/31	0.825%(A)	6 Month EURIBOR(2)(S)	(64,924)	283,546	348,470
EUR	700	04/07/31	0.819%(A)	6 Month EURIBOR(2)(S)	153	98,284	98,131
EUR	450	05/03/31	1.048%(A)	6 Month EURIBOR(2)(S)	154	77,082	76,928
EUR	1,500	07/04/31	0.672%(A)	6 Month EURIBOR(2)(S)	156	181,520	181,364
EUR	570	08/02/31	0.584%(A)	6 Month EURIBOR(2)(S)	149	62,325	62,176
EUR	1,500	08/26/31	0.562%(A)	6 Month EURIBOR(2)(S)	159	159,070	158,911
EUR	700	09/09/31	0.558%(A)	6 Month EURIBOR(2)(S)	151	73,732	73,581
EUR	1,700	12/14/31	1.217%(A)	6 Month EURIBOR(2)(S)	151	349,998	349,847

See Notes to Financial Statements.

PGIM Global Total Return Fund	141

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	1,850	12/19/31	1.160%(A)	6 Month EURIBOR(2)(S)	$485	$365,620	$365,135
EUR	2,300	12/19/31	1.161%(A)	6 Month EURIBOR(2)(S)	(12,363)	454,885	467,248
EUR	2,600	12/27/31	1.082%(A)	6 Month EURIBOR(2)(S)	11,345	485,185	473,840
EUR	6,400	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)	188	1,282,646	1,282,458
EUR	4,680	03/29/32	1.170%(A)	6 Month EURIBOR(2)(S)	1,660	928,261	926,601
EUR	1,400	04/04/32	1.145%(A)	6 Month EURIBOR(2)(S)	—	272,467	272,467
EUR	2,000	04/10/32	1.105%(A)	6 Month EURIBOR(2)(S)	—	377,693	377,693
EUR	4,150	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(92,049)	780,983	873,032
EUR	7,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(60,159)	997,807	1,057,966
EUR	3,050	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	660,383	660,383
EUR	14,225	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(369,941)	2,597,622	2,967,563
EUR	3,135	12/28/35	1.559%(A)	6 Month EURIBOR(2)(S)	43,582	991,671	948,089
EUR	2,155	06/02/36	1.072%(A)	6 Month EURIBOR(2)(S)	182,889	476,590	293,701
EUR	600	09/26/36	0.749%(A)	6 Month EURIBOR(2)(S)	160	94,788	94,628
EUR	600	09/28/36	0.729%(A)	6 Month EURIBOR(2)(S)	161	92,459	92,298
EUR	1,000	11/02/36	0.958%(A)	6 Month EURIBOR(2)(S)	162	209,852	209,690
EUR	1,500	02/02/37	1.355%(A)	6 Month EURIBOR(2)(S)	169	435,230	435,061
EUR	3,505	05/05/39	0.045%(A)	6 Month EURIBOR(2)(S)	—	62,284	62,284
EUR	365	05/11/39	1.100%(A)	1 Day EONIA(2)(A)	66,011	100,382	34,371
EUR	3,190	05/11/42	1.350%(A)	6 Month EURIBOR(2)(S)	(174,737)	1,153,296	1,328,033
EUR	1,235	07/04/42	1.001%(A)	6 Month EURIBOR(2)(S)	(133,485)	332,779	466,264

See Notes to Financial Statements.

142

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	3,000	05/11/45	1.150%(A)	1 Day EONIA(2)(A)	$630,805	$1,118,159	$487,354
EUR	1,000	03/30/46	1.058%(A)	6 Month EURIBOR(2)(S)	(5,196)	338,793	343,989
EUR	9,135	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	648,481	4,774,451	4,125,970
GBP	510	06/30/21	2.469%(S)	6 Month GBP LIBOR(2)(S)	63	15,263	15,200
GBP	29,797	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(1,733,258)	(1,733,258)
GBP	2,320	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(85,429)	(260,656)	(175,227)
GBP	5,890	04/30/40	0.219%(A)	1 Day SONIA(2)(A)	(31)	(191,426)	(191,395)
GBP	9,280	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	1,989,531	2,672,042	682,511
GBP	3,440	05/08/49	1.250%(A)	1 Day SONIA(2)(A)	740,248	1,101,296	361,048
GBP	3,540	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	(35)	(42,205)	(42,170)
HKD	151,850	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	—	160,236	160,236
HKD	171,690	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	—	182,013	182,013
HKD	100,000	04/01/21	1.850%(Q)	3 Month HIBOR(2)(Q)	(6)	84,575	84,581
HKD	95,120	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(535)	(675,642)	(675,107)
HUF	4,636,000	01/23/25	1.095%(A)	6 Month BUBOR(2)(S)	(25,272)	51,115	76,387
HUF	370,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	12,810	68,650	55,840
HUF	1,667,000	12/23/26	3.755%(A)	6 Month BUBOR(2)(S)	33	588,793	588,760
HUF	6,237,270	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	1,904,413	1,904,413
HUF	1,677,900	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	51,651	51,651
HUF	2,516,000	12/09/29	1.245%(A)	6 Month BUBOR(2)(S)	—	(187,166)	(187,166)
HUF	499,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	13,660	13,660

See Notes to Financial Statements.

PGIM Global Total Return Fund	143

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
HUF	2,674,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)	$—	$50,224	$50,224
JPY	19,585,210	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(25,432)	(25,432)
JPY	4,887,930	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(3,789)	(3,789)
JPY	32,800	07/04/21	(0.156)%(S)	6 Month JPY LIBOR(2)(S)	(3,684)	(374)	3,310
JPY	1,000,000	01/08/22	(0.120)%(S)	6 Month JPY LIBOR(2)(S)	—	(11,449)	(11,449)
JPY	2,000,000	01/08/22	(0.100)%(S)	6 Month JPY LIBOR(2)(S)	—	(17,109)	(17,109)
JPY	3,276,010	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(37,608)	232,955	270,563
JPY	950,000	01/15/25	0.000%(S)	6 Month JPY LIBOR(2)(S)	—	16,543	16,543
JPY	135,000	02/20/29	1.260%(S)	6 Month JPY LIBOR(2)(S)	40,922	136,664	95,742
JPY	50,000	04/02/29	1.288%(S)	6 Month JPY LIBOR(2)(S)	4	51,585	51,581
JPY	100,000	08/18/29	1.070%(S)	6 Month JPY LIBOR(2)(S)	9	89,799	89,790
JPY	100,000	08/28/29	1.043%(S)	6 Month JPY LIBOR(2)(S)	9	87,325	87,316
JPY	200,000	09/09/29	1.061%(S)	6 Month JPY LIBOR(2)(S)	(1,082)	177,970	179,052
JPY	655,000	09/29/29	1.064%(S)	6 Month JPY LIBOR(2)(S)	342,083	583,082	240,999
JPY	300,000	07/02/30	0.047%(S)	6 Month JPY LIBOR(2)(S)	—	(199)	(199)
JPY	200,000	04/01/31	0.319%(S)	6 Month JPY LIBOR(2)(S)	22	50,762	50,740
JPY	215,000	05/06/31	0.354%(S)	6 Month JPY LIBOR(2)(S)	24	64,915	64,891
JPY	150,000	07/07/31	0.071%(S)	6 Month JPY LIBOR(2)(S)	13	6	(7)
JPY	700,000	08/05/31	0.026%(S)	6 Month JPY LIBOR(2)(S)	—	(35,089)	(35,089)
JPY	256,500	08/15/31	0.223%(S)	6 Month JPY LIBOR(2)(S)	21	39,920	39,899
JPY	130,000	08/30/31	0.217%(S)	6 Month JPY LIBOR(2)(S)	12	19,388	19,376

See Notes to Financial Statements.

144

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	120,000	09/08/31	0.316%(S)	6 Month JPY LIBOR(2)(S)	$11	$30,310	$30,299
JPY	190,000	09/21/31	0.328%(S)	6 Month JPY LIBOR(2)(S)	23	49,885	49,862
JPY	350,000	10/14/31	0.270%(S)	6 Month JPY LIBOR(2)(S)	41	70,232	70,191
JPY	200,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	86,513	86,513
JPY	159,520	04/07/32	0.491%(S)	6 Month JPY LIBOR(2)(S)	—	70,243	70,243
JPY	1,200,000	05/19/32	0.023%(S)	6 Month JPY LIBOR(2)(S)	—	(95,628)	(95,628)
JPY	800,000	05/29/32	0.016%(S)	6 Month JPY LIBOR(2)(S)	—	(70,512)	(70,512)
JPY	140,000	06/07/32	0.451%(S)	6 Month JPY LIBOR(2)(S)	—	57,625	57,625
JPY	71,000	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	29,335	29,335
JPY	160,000	11/14/32	2.390%(S)	6 Month JPY LIBOR(2)(S)	(23,154)	344,498	367,652
JPY	180,000	11/05/34	1.293%(S)	6 Month JPY LIBOR(2)(S)	75,587	283,286	207,699
JPY	70,000	12/03/34	1.265%(S)	6 Month JPY LIBOR(2)(S)	8	107,242	107,234
JPY	260,000	01/07/35	1.108%(S)	6 Month JPY LIBOR(2)(S)	27	340,498	340,471
JPY	50,000	01/22/35	0.950%(S)	6 Month JPY LIBOR(2)(S)	6	54,460	54,454
JPY	120,000	02/12/35	1.161%(S)	6 Month JPY LIBOR(2)(S)	14	165,387	165,373
JPY	320,000	02/24/35	1.200%(S)	6 Month JPY LIBOR(2)(S)	35	457,879	457,844
JPY	160,000	03/03/35	1.153%(S)	6 Month JPY LIBOR(2)(S)	18	218,111	218,093
JPY	350,000	05/07/35	0.073%(S)	6 Month JPY LIBOR(2)(S)	—	(48,232)	(48,232)
JPY	90,000	02/04/36	0.816%(S)	6 Month JPY LIBOR(2)(S)	10	83,781	83,771
JPY	65,000	05/16/36	0.446%(S)	6 Month JPY LIBOR(2)(S)	9	25,060	25,051
JPY	110,000	05/27/36	0.460%(S)	6 Month JPY LIBOR(2)(S)	16	44,508	44,492

See Notes to Financial Statements.

PGIM Global Total Return Fund	145

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	60,000	07/22/36	0.240%(S)	6 Month JPY LIBOR(2)(S)	$10	$3,729	$3,719
JPY	300,000	10/04/36	0.363%(S)	6 Month JPY LIBOR(2)(S)	38	71,329	71,291
JPY	150,000	11/02/36	0.423%(S)	6 Month JPY LIBOR(2)(S)	19	51,701	51,682
JPY	400,000	12/14/36	0.723%(S)	6 Month JPY LIBOR(2)(S)	44	323,863	323,819
JPY	150,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	17	102,036	102,019
JPY	250,000	01/06/37	0.675%(S)	6 Month JPY LIBOR(2)(S)	27	182,968	182,941
JPY	275,500	02/15/37	0.729%(S)	6 Month JPY LIBOR(2)(S)	31	222,957	222,926
JPY	130,000	02/23/37	0.748%(S)	6 Month JPY LIBOR(2)(S)	15	109,086	109,071
JPY	100,000	03/02/37	0.686%(S)	6 Month JPY LIBOR(2)(S)	—	74,042	74,042
JPY	273,000	03/09/37	0.701%(S)	6 Month JPY LIBOR(2)(S)	13,585	208,288	194,703
JPY	200,000	03/29/37	0.684%(S)	6 Month JPY LIBOR(2)(S)	—	146,520	146,520
JPY	94,310	05/08/37	0.623%(S)	6 Month JPY LIBOR(2)(S)	—	62,148	62,148
JPY	200,000	05/15/37	0.688%(S)	6 Month JPY LIBOR(2)(S)	—	152,717	152,717
JPY	150,000	06/02/37	0.640%(S)	6 Month JPY LIBOR(2)(S)	—	102,539	102,539
JPY	80,000	06/19/37	0.625%(S)	6 Month JPY LIBOR(2)(S)	—	52,561	52,561
JPY	82,000	06/21/37	0.628%(S)	6 Month JPY LIBOR(2)(S)	—	54,174	54,174
JPY	125,000	06/30/37	0.629%(S)	6 Month JPY LIBOR(2)(S)	—	82,651	82,651
JPY	105,000	07/04/37	0.659%(S)	6 Month JPY LIBOR(2)(S)	—	74,526	74,526
JPY	285,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	210,657	210,657
JPY	117,300	08/02/37	0.683%(S)	6 Month JPY LIBOR(2)(S)	—	87,276	87,276
JPY	160,000	08/09/37	0.679%(S)	6 Month JPY LIBOR(2)(S)	—	117,748	117,748

See Notes to Financial Statements.

146

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	500,000	09/04/37	0.663%(S)	6 Month JPY LIBOR(2)(S)	$—	$355,591	$355,591
JPY	175,000	09/27/37	0.670%(S)	6 Month JPY LIBOR(2)(S)	—	125,891	125,891
JPY	300,000	11/02/37	0.734%(S)	6 Month JPY LIBOR(2)(S)	—	255,274	255,274
JPY	350,000	12/04/37	0.730%(S)	6 Month JPY LIBOR(2)(S)	—	294,079	294,079
JPY	900,000	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	140,989	791,807	650,818
JPY	224,000	01/11/38	0.831%(S)	6 Month JPY LIBOR(2)(S)	—	224,731	224,731
JPY	800,000	03/28/38	0.656%(S)	6 Month JPY LIBOR(2)(S)	—	559,407	559,407
JPY	1,000,000	04/04/38	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	733,322	733,322
JPY	675,000	04/06/38	0.655%(S)	6 Month JPY LIBOR(2)(S)	—	465,915	465,915
JPY	1,815,000	04/18/38	0.675%(S)	6 Month JPY LIBOR(2)(S)	(44,878)	1,309,968	1,354,846
JPY	600,000	08/10/38	0.822%(S)	6 Month JPY LIBOR(2)(S)	—	591,745	591,745
JPY	2,430,385	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	564,719	1,498,326	933,607
JPY	480,000	11/27/39	0.258%(S)	6 Month JPY LIBOR(2)(S)	—	(9,181)	(9,181)
JPY	969,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	625,283	683,861	58,578
JPY	1,200,000	01/08/40	0.230%(S)	6 Month JPY LIBOR(2)(S)	—	(90,417)	(90,417)
JPY	1,500,000	01/08/40	0.250%(S)	6 Month JPY LIBOR(2)(S)	—	(57,605)	(57,605)
JPY	745,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	—	(70,194)	(70,194)
JPY	800,000	03/25/40	0.171%(S)	6 Month JPY LIBOR(2)(S)	—	(158,113)	(158,113)
JPY	166,000	05/09/43	0.820%(S)	6 Month JPY LIBOR(2)(S)	—	178,777	178,777
JPY	610,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	575,395	575,395
JPY	2,000,000	10/23/45	0.333%(S)	6 Month JPY LIBOR(2)(S)	—	(129,687)	(129,687)

See Notes to Financial Statements.

PGIM Global Total Return Fund	147

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	110,291	04/15/46	0.560%(S)	6 Month JPY LIBOR(2)(S)	$—	$51,150	$51,150
JPY	26,000	10/04/47	0.942%(S)	6 Month JPY LIBOR(2)(S)	—	37,042	37,042
JPY	560,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	739,209	739,209
JPY	500,000	05/29/50	0.186%(S)	6 Month JPY LIBOR(2)(S)	—	(297,739)	(297,739)
JPY	500,000	08/26/50	0.334%(S)	6 Month JPY LIBOR(2)(S)	—	(99,625)	(99,625)
KRW	46,100,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	115,358	115,358
KRW	18,824,000	08/06/25	0.830%(Q)	3 Month KWCDC(2)(Q)	(29)	(102,478)	(102,449)
KRW	20,447,900	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	655,164	1,447,661	792,497
KRW	3,120,000	10/18/29	1.313%(Q)	3 Month KWCDC(2)(Q)	9	59,013	59,004
KRW	11,000,000	02/05/30	1.319%(Q)	3 Month KWCDC(2)(Q)	23	222,530	222,507
KRW	2,455,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)	2	(5,435)	(5,437)
KRW	10,000,000	07/16/30	1.000%(Q)	3 Month KWCDC(2)(Q)	(47)	(82,747)	(82,700)
MXN	33,500	10/12/27	7.350%(M)	28 Day Mexican Interbank Rate(2)(M)	—	177,389	177,389
MXN	305,790	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	80,373	2,578,666	2,498,293
MXN	271,000	07/10/30	5.680%(M)	28 Day Mexican Interbank Rate(2)(M)	(151)	(154,743)	(154,592)
NOK	29,500	02/23/23	1.350%(A)	6 Month NIBOR(2)(S)	(2,236)	88,933	91,169
NOK	26,300	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	14,983	267,941	252,958
NOK	6,725	06/23/27	1.825%(A)	6 Month NIBOR(2)(S)	—	51,321	51,321
NOK	20,000	04/18/28	2.215%(A)	6 Month NIBOR(2)(S)	—	237,814	237,814
NOK	36,000	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	—	423,565	423,565

See Notes to Financial Statements.

148

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	48,000	10/07/29	1.660%(A)	6 Month NIBOR(2)(S)	$—	$335,811	$335,811
NZD	1,235	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	44,523	44,523
NZD	2,830	04/26/23	2.733%(S)	3 Month BBR(2)(Q)	(42,283)	127,675	169,958
NZD	1,750	03/13/24	5.080%(S)	3 Month BBR(2)(Q)	19,502	204,874	185,372
NZD	2,500	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	1,712	192,646	190,934
NZD	1,550	07/04/24	3.100%(S)	3 Month BBR(2)(Q)	—	125,965	125,965
NZD	3,500	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	59,248	485,960	426,712
NZD	5,000	04/18/28	3.193%(S)	3 Month BBR(2)(Q)	—	714,202	714,202
NZD	6,450	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	941,029	941,029
NZD	9,250	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	746,701	746,701
NZD	9,000	10/07/29	1.130%(S)	3 Month BBR(2)(Q)	—	370,066	370,066
PLN	73,670	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	1,197,809	1,197,809
PLN	11,000	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(265,142)	137,900	403,042
PLN	60,110	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	1,389,663	1,389,663
PLN	18,100	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	19,407	320,636	301,229
PLN	83,750	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	1,211,676	1,211,676
PLN	30,000	03/28/28	2.895%(A)	6 Month WIBOR(2)(S)	—	1,336,685	1,336,685
PLN	3,540	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	156,188	156,188
PLN	7,700	09/07/30	1.068%(A)	6 Month WIBOR(2)(S)	—	31,129	31,129
SEK	13,000	09/15/21	(0.003)%(A)	3 Month STIBOR(2)(Q)	9	845	836
SEK	27,200	12/15/21	0.203%(A)	3 Month STIBOR(2)(Q)	(242)	14,775	15,017

See Notes to Financial Statements.

PGIM Global Total Return Fund	149

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	12,700	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	$19	$34,307	$34,288
SEK	38,380	07/11/23	0.458%(A)	3 Month STIBOR(2)(Q)	—	64,999	64,999
SEK	15,550	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	60,386	60,386
SEK	12,700	08/29/24	1.657%(A)	3 Month STIBOR(2)(Q)	16,319	95,740	79,421
SEK	3,000	11/16/25	1.485%(A)	3 Month STIBOR(2)(Q)	15	29,559	29,544
SEK	6,000	12/09/25	1.505%(A)	3 Month STIBOR(2)(Q)	17	59,843	59,826
SEK	15,000	06/27/26	1.001%(A)	3 Month STIBOR(2)(Q)	26	95,365	95,339
SEK	15,390	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	112,218	112,218
SEK	58,000	03/27/28	1.267%(A)	3 Month STIBOR(2)(Q)	—	589,776	589,776
SEK	8,535	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	—	75,634	75,634
SEK	33,000	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	45,756	341,785	296,029
SEK	40,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	138,840	138,840
SEK	16,000	10/07/29	0.180%(A)	3 Month STIBOR(2)(Q)	—	(8,410)	(8,410)
SEK	30,000	11/05/29	0.457%(A)	3 Month STIBOR(2)(Q)	—	82,248	82,248
SEK	78,000	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)	—	332,078	332,078
SEK	70,000	07/13/30	0.308%(A)	3 Month STIBOR(2)(Q)	—	34,988	34,988
SGD	10,240	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	432,063	432,063
SGD	8,330	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	854,809	854,809
SGD	6,000	04/02/29	2.170%(S)	6 Month SIBOR(2)(S)	—	520,157	520,157
SGD	3,610	10/21/29	1.685%(S)	6 Month SIBOR(2)(S)	—	210,690	210,690
THB	173,600	04/28/30	1.020%(S)	6 Month BKIBOR(2)(S)	—	(22,664)	(22,664)

See Notes to Financial Statements.

150

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
THB	72,900	06/25/30	0.990%(S)	6 Month BKIBOR(2)(S)	$—	$(16,362)	$(16,362)
THB	200,200	07/03/30	1.028%(S)	6 Month BKIBOR(2)(S)	—	(23,044)	(23,044)
	91,190	03/16/21	0.109%(T)	1 Day USOIS(1)(T)	—	(25,828)	(25,828)
	94,722	06/09/21	0.395%(A)	1 Day USOIS(1)(A)	—	(304,689)	(304,689)
	139,100	09/12/21	0.260%(A)	1 Day USOIS(1)(A)	—	(270,167)	(270,167)
	93,105	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(480,750)	(480,750)
	187,500	05/29/22	0.014%(A)	1 Day USOIS(1)(A)	154,832	192,275	37,443
	161,520	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	47,050	47,050
	135,215	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	50,871	50,871
	88,904	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(4,468,076)	(4,468,076)
	4,980	08/15/44	2.392%(A)	1 Day USOIS(1)(A)	—	(1,473,470)	(1,473,470)
	4,100	05/20/50	0.691%(A)	1 Day USOIS(1)(A)	—	421,837	421,837
ZAR	755,000	02/28/21	7.150%(Q)	3 Month JIBAR(2)(Q)	—	874,535	874,535
ZAR	228,000	06/21/21	7.465%(Q)	3 Month JIBAR(2)(Q)	(395)	437,676	438,071
ZAR	665,000	02/28/24	7.475%(Q)	3 Month JIBAR(1)(Q)	—	(4,707,088)	(4,707,088)
ZAR	16,800	05/12/26	8.680%(Q)	3 Month JIBAR(2)(Q)	14	189,756	189,742
ZAR	27,500	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(130)	227,161	227,291
ZAR	68,200	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	44	660,609	660,565
ZAR	43,090	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	—	301,536	301,536
ZAR	35,000	04/16/28	7.655%(Q)	3 Month JIBAR(2)(Q)	(1,056)	212,426	213,482
ZAR	176,800	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	596	1,382,831	1,382,235

See Notes to Financial Statements.

PGIM Global Total Return Fund	151

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	200,000	02/28/29	8.035%(Q)	3 Month JIBAR(2)(Q)	$—	$1,400,920	$1,400,920
ZAR	46,800	06/21/29	7.685%(Q)	3 Month JIBAR(2)(Q)	(206)	232,509	232,715
ZAR	140,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	568,194	568,194
ZAR	30,000	11/01/29	7.820%(Q)	3 Month JIBAR(2)(Q)	(205)	163,551	163,756
ZAR	344,070	03/26/30	9.200%(Q)	3 Month JIBAR(2)(Q)	(7,257)	3,748,538	3,755,795
ZAR	56,000	05/06/30	7.650%(Q)	3 Month JIBAR(2)(Q)	(480)	223,845	224,325
ZAR	112,000	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(1,322)	(9,624)	(8,302)

					$7,713,085	$84,576,014	$76,862,929

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CLP	2,890,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	$606,852	$ —	$606,852	Morgan Stanley & Co. International PLC
CLP	94,000	12/19/27	4.370%(S)	1 Day CLOIS(2)(S)	22,916	—	22,916	Morgan Stanley & Co. International PLC
CLP	2,420,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	559,818	—	559,818	Morgan Stanley & Co. International PLC
CLP	842,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	193,015	—	193,015	Morgan Stanley & Co. International PLC
CLP	2,168,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	495,364	—	495,364	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

152

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
CLP	1,080,000	02/01/28	4.200%(S)	1 Day CLOIS(2)(S)	$244,870	$ —	$ 244,870	Morgan Stanley & Co. International PLC
CLP	1,750,000	03/27/28	4.220%(S)	1 Day CLOIS(2)(S)	388,681	—	388,681	Citibank, N.A.
CLP	2,092,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	514,935	—	514,935	Citibank, N.A.
CNH	10,000	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	39,321	3	39,318	Citibank, N.A.
COP	4,351,000	11/01/26	6.590%(Q)	1 Day COOIS(2)(Q)	211,072	—	211,072	Morgan Stanley & Co. International PLC
COP	10,220,000	11/04/26	6.770%(Q)	1 Day COOIS(2)(Q)	523,082	—	523,082	Morgan Stanley & Co. International PLC
COP	13,700,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	511,616	—	511,616	Morgan Stanley & Co. International PLC
COP	5,437,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	205,942	—	205,942	Morgan Stanley & Co. International PLC
COP	6,670,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	244,628	—	244,628	Morgan Stanley & Co. International PLC
COP	5,607,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	224,256	—	224,256	Morgan Stanley & Co. International PLC
COP	9,400,000	07/18/28	6.150%(Q)	1 Day COOIS(2)(Q)	378,885	—	378,885	Morgan Stanley & Co. International PLC
ILS	7,500	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	96,050	—	96,050	Citibank, N.A.
ILS	3,200	03/06/23	3.525%(A)	3 Month TELBOR(2)(Q)	96,648	—	96,648	Citibank, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	153

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ILS	4,200	06/27/23	3.730%(A)	3 Month TELBOR(2)(Q)	$133,603	$ —	$ 133,603	Credit Suisse International
ILS	3,000	04/26/26	1.685%(A)	3 Month TELBOR(2)(Q)	73,681	—	73,681	JPMorgan Chase Bank, N.A.
ILS	5,000	06/24/26	1.660%(A)	3 Month TELBOR(2)(Q)	118,449	—	118,449	Citibank, N.A.
ILS	4,000	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	88,003	—	88,003	Barclays Bank PLC
ILS	7,000	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	234,062	—	234,062	Citibank, N.A.
ILS	3,000	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	108,119	—	108,119	Citibank, N.A.
ILS	2,745	06/22/27	1.845%(A)	3 Month TELBOR(2)(Q)	80,674	—	80,674	Citibank, N.A.
ILS	37,240	07/13/27	0.395%(A)	3 Month TELBOR(2)(Q)	(9,284)	—	(9,284)	Goldman Sachs International
ILS	22,800	09/07/27	0.488%(A)	3 Month TELBOR(2)(Q)	25,739	—	25,739	Morgan Stanley &Co. International PLC
ILS	5,600	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	186,595	—	186,595	BNP Paribas S.A.
ILS	38,930	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	1,379,591	—	1,379,591	JPMorgan Chase Bank, N.A.
ILS	8,050	03/13/29	1.840%(A)	3 Month TELBOR(2)(Q)	268,915	—	268,915	HSBC Bank USA, N.A.
ILS	12,160	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	255,014	(3,009)	258,023	Citibank, N.A.
ILS	5,000	10/07/29	0.885%(A)	3 Month TELBOR(2)(Q)	32,078	—	32,078	Goldman Sachs International
ILS	19,790	12/09/29	0.813%(A)	3 Month TELBOR(2)(Q)	123,547	—	123,547	Goldman Sachs International
ILS	31,310	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	59,071	(282)	59,353	Goldman Sachs International
ILS	25,300	05/07/30	0.810%(A)	3 Month TELBOR(2)(Q)	115,581	—	115,581	Goldman Sachs International
JPY	35,000	12/14/32	1.575%(S)	6 Month JPY LIBOR(2)(S)	61,554	—	61,554	HSBC Bank USA, N.A.
KRW	1,500,000	08/14/21	2.773%(Q)	3 Month KRW LIBOR(2)(Q)	27,969	—	27,969	HSBC Bank USA, N.A.
KRW	655,000	10/07/22	1.765%(Q)	3 Month KRW LIBOR(2)(Q)	11,668	—	11,668	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

154

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Rate	Fixed Date	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
KRW	3,300,000	04/17/23	2.170%(Q)	3 Month KWCDC(2)(Q)	$99,618	$ (115)	$ 99,733	Morgan Stanley & Co. International PLC
KRW	900,000	11/05/24	2.425%(Q)	3 Month KRW LIBOR(2)(Q)	51,045	—	51,045	Citibank, N.A.
KRW	1,485,000	10/28/26	1.520%(Q)	3 Month KRW LIBOR(2)(Q)	40,908	(11)	40,919	JPMorgan Chase Bank, N.A.
KRW	2,040,000	04/26/27	1.880%(Q)	3 Month KRW LIBOR(2)(Q)	101,172	—	101,172	Morgan Stanley & Co. International PLC
KRW	1,280,000	10/17/28	1.450%(Q)	3 Month KRW LIBOR(2)(Q)	36,445	—	36,445	Citibank, N.A.
KRW	520,000	01/27/31	1.870%(Q)	3 Month KRW LIBOR(2)(Q)	35,454	—	35,454	JPMorgan Chase Bank, N.A.
MYR	16,000	08/19/23	3.445%(Q)	3 Month KLIBOR(2)(Q)	181,657	—	181,657	Morgan Stanley & Co. International PLC
MYR	1,700	04/28/25	4.040%(Q)	3 Month KLIBOR(2)(Q)	37,549	—	37,549	Citibank, N.A.
MYR	3,160	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	82,648	(6)	82,654	Morgan Stanley & Co. International PLC
MYR	11,700	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)	249,396	18	249,378	Morgan Stanley & Co. International PLC
MYR	17,800	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)	314,043	9	314,034	Morgan Stanley & Co. International PLC
THB	120,000	08/23/23	1.920%(S)	6 Month BIBOR(2)(S)	155,891	—	155,891	Morgan Stanley & Co. International PLC
THB	60,000	07/04/24	1.590%(S)	6 Month BIBOR(2)(S)	72,770	—	72,770	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	155

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
THB	28,900	04/30/25	2.560%(S)	6 Month BIBOR(2)(S)	$84,508	$—	$84,508	Citibank, N.A.
THB	173,000	05/07/25	0.795%(S)	6 Month BKIBOR(2)(S)	20,106	24	20,082	HSBC Bank USA, N.A.
THB	23,000	05/29/30	1.000%(S)	6 Month BKIBOR(2)(S)	(4,136)	—	(4,136)	Goldman Sachs International
TWD	115,500	03/17/21	0.780%(Q)	3 Month TAIBOR(2)(Q)	5,851	—	5,851	Barclays Bank PLC
	4,100	05/20/50	0.910%(Q)	1 Week MUNIPSA(2)(Q)	(269,040)	—	(269,040)	Citibank, N.A.
ZAR	40,930	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(123,264)	—	(123,264)	Citibank, N.A.
ZAR	89,400	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(144,819)	—	(144,819)	Citibank, N.A.
ZAR	38,700	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	187,855	—	187,855	Citibank, N.A.
ZAR	83,965	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	265,936	—	265,936	Citibank, N.A.

					$10,414,173	$(3,369)	$10,417,542

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$3,336,649	$(7,522,265)	$24,674,482	$(9,890,294)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$400,000	$76,120,656
J.P. Morgan Securities LLC	13,300,092	29,633,831

Total	$13,700,092	$105,754,487

See Notes to Financial Statements.

156

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Canada	$—	$1,495,392	$300,385
Cayman Islands	—	353,540,343	—
Ireland	—	68,641,659	9,904,475
Spain	—	7,384,279	—
United Kingdom	—	8,036,166	—
United States	—	189,343,825	1,277,058
Bank Loans
France	—	1,819,191	—
Germany	—	3,593,440	—
United Kingdom	—	10,153,880	—
United States	—	14,198,096	—
Commercial Mortgage-Backed Securities
Canada	—	1,707,710	—
United Kingdom	—	637,743	—
United States	—	317,544,027	—
Corporate Bonds
Australia	—	4,850,414	—
Belgium	—	5,086,112	—
Brazil	—	28,427,553	—
Canada	—	27,621,986	—
China	—	46,230,889	—
Denmark	—	15,073,532	—
France	—	96,780,215	—
Germany	—	31,279,820	—
Hong Kong	—	10,481,412	—
Hungary	—	5,023,448	—
Iceland	—	5,643,897	—
India	—	3,969,451	—
Indonesia	—	9,367,514	—
Israel	—	12,913,189	—
Italy	—	9,315,319	—
Jamaica	—	2,500,565	—
Japan	—	8,193,786	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	157

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Kazakhstan	$—	$8,219,338	$—
Luxembourg	—	20,066,302	—
Mexico	—	33,376,807	—
Netherlands	—	42,398,992	—
Norway	—	13,444,931	—
Peru	—	1,657,263	—
Philippines	—	5,116,667	—
Poland	—	7,318,415	—
Portugal	—	10,341,863	—
Qatar	—	9,540,294	—
Russia	—	30,408,398	—
South Africa	—	10,365,361	—
South Korea	—	21,456,469	—
Spain	—	5,349,418	—
Supranational Bank	—	60,563,236	1,251,985
Switzerland	—	15,915,552	—
Tunisia	—	724,795	—
Ukraine	—	1,225,548	—
United Arab Emirates	—	44,378,538	—
United Kingdom	—	134,382,075	—
United States	—	711,686,250	—
Residential Mortgage-Backed Securities
Bermuda	—	26,602,447	—
United Kingdom	—	12,493,655	—
United States	—	66,744,266	33,497,134
Sovereign Bonds
Albania	—	2,801,913	—
Argentina	—	9,689,800	—
Australia	—	3,725,927	—
Austria	—	12,757,509	—
Belgium	—	2,254,715	—
Brazil	—	63,759,228	—
Bulgaria	—	12,350,779	—
Canada	—	10,466,969	—
Chile	—	3,827,459	—
China	—	40,095,241	—
Colombia	—	68,590,989	—
Croatia	—	21,286,046	—
Cyprus	—	83,226,330	—
Czech Republic	—	1,304,797	—
Denmark	—	4,796,142	—
Dominican Republic	—	3,092,965	—
Egypt	—	2,677,175	—
Finland	—	4,582,016	—
France	—	608,155	—
Germany	—	2,973,190	—

See Notes to Financial Statements.

158

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Greece	$—	$128,989,587	$—
Guernsey	—	8,349,493	—
Hong Kong	—	1,631,358	—
Hungary	—	26,144,259	—
Iceland	—	6,410,292	—
India	—	19,115,328	—
Indonesia	—	83,522,203	—
Isle of Man	—	23,656,507	—
Israel	—	24,765,829	—
Italy	—	200,060,550	—
Japan	—	32,888,587	—
Jersey	—	1,255,232	—
Kazakhstan	—	17,499,442	—
Kuwait	—	2,103,909	—
Latvia	—	234,424	—
Lithuania	—	5,536,694	—
Macedonia	—	5,447,351	—
Malaysia	—	7,134,572	—
Mexico	—	63,397,408	—
Montenegro	—	875,671	—
New Zealand	—	8,386,285	—
Norway	—	2,616,865	—
Panama	—	11,557,704	—
Peru	—	59,457,835	—
Philippines	—	59,971,251	—
Poland	—	3,695,244	—
Portugal	—	82,781,756	—
Qatar	—	11,214,457	—
Romania	—	29,094,714	—
Russia	—	37,833,291	—
Saudi Arabia	—	19,937,707	—
Senegal	—	1,612,905	—
Serbia	—	23,874,529	—
Slovenia	—	9,125,571	—
South Africa	—	8,770,841	—
South Korea	—	11,104,201	—
Spain	—	134,699,345	—
Sweden	—	5,022,054	—
Thailand	—	1,754,669	—
Turkey	—	6,706,002	—
Ukraine	—	33,460,012	—
United Arab Emirates	—	26,974,732	—
United Kingdom	—	33,653,667	—
Uruguay	—	3,930,693	—
U.S. Government Agency Obligations	—	21,965,935	—
U.S. Treasury Obligations	—	9,689,039	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	159

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks	$49,355	$—	$—
Preferred Stock	109,600	—	—
Affiliated Mutual Funds	151,139,023	—	—
Options Purchased	—	271,338,129	—

Total	$151,297,978	$4,538,747,207	$46,231,037

Liabilities
Options Written	$—	$(267,401,985)	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,412,142	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	113,235,390	—
OTC Cross Currency Exchange Contracts	—	14,081,962	—
OTC Packaged Credit Default Swap Agreements	—	4,395,194	—
Centrally Cleared Credit Default Swap Agreements	—	2,573,224	—
OTC Credit Default Swap Agreements	—	6,477,337	3,199
OTC Currency Swap Agreement	—	239,796	—
Centrally Cleared Inflation Swap Agreement	—	723,713	—
Centrally Cleared Interest Rate Swap Agreements	—	100,404,435	—
OTC Interest Rate Swap Agreements	—	10,964,716	—

Total	$2,412,142	$253,095,767	$3,199

Liabilities
Futures Contracts	$(33,537,006)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(97,865,867)	—
OTC Cross Currency Exchange Contracts	—	(6,426,569)	—
OTC Packaged Credit Default Swap Agreements	—	(4,559,363)	—
Centrally Cleared Credit Default Swap Agreements	—	(2,255,017)	—
OTC Credit Default Swap Agreements	—	(4,040,026)	(1,015)
OTC Currency Swap Agreement	—	(2,330,723)	—
Centrally Cleared Inflation Swap Agreement	—	(804,668)	—
Centrally Cleared Interest Rate Swap Agreements	—	(23,541,506)	—
OTC Interest Rate Swap Agreements	—	(550,543)	—

Total	$(33,537,006)	$(142,374,282)	$(1,015)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

160

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Canada	Asset-Backed Securities- Ireland	Asset-Backed Securities- United States	Corporate Bonds
Balance as of 10/31/19	$—	$—	$7,247,808	$5,201,099
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(4,191)	(70,700)	(22,942)	(19,432)
Purchases/Exchanges/Issuances	304,576	9,975,175	1,300,000	1,272,009
Sales/Paydowns	—	—	(7,247,808)	—
Accrued discount/premium	—	—	—	(592)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	(5,201,099)

Balance as of 10/31/20	$300,385	$9,904,475	$1,277,058	$1,251,985

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(4,191)	$(70,700)	$(22,942)	$(19,432)

	Residential Mortgage-Backed Securities	Sovereign Bonds	OTC Credit Default Swap Agreements
Balance as of 10/31/19	$22,400,000	$1,565,598	$49,237
Realized gain (loss)	—	—	42,423
Change in unrealized appreciation (depreciation)	(123,342)	—	2,184
Purchases/Exchanges/Issuances	18,760,000	—	—
Sales/Paydowns	(7,539,524)	—	(91,660)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(1,565,598)	—

Balance as of 10/31/20	$33,497,134	$—	$2,184

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(123,342)	$—	$2,184

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2020	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities - Canada	$300,385	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities - Ireland	9,904,475	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities - United States	1,277,058	Market Approach	Single Broker Indicative Quote
Corporate Bonds	1,251,985	Market Approach	Single Broker Indicative Quote

See Notes to Financial Statements.

PGIM Global Total Return Fund	161

Schedule of Investments (continued)

as of October 31, 2020

Level 3 Securities	Fair Value as of October 31, 2020	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$33,497,134	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	2,184	Market Approach	Single Broker Indicative Quote

	$46,233,221

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$5,201,099	L3 to L2	Comparable Security Data to Evaluated Bid
Sovereign Bonds	$1,565,598	L3 to L2	Comparable Security Data to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	36.9%
Collateralized Loan Obligations	10.0
Banks	8.4
Commercial Mortgage-Backed Securities	7.2
Options Purchased	6.1
Residential Mortgage-Backed Securities	3.5
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	3.4
Oil & Gas	2.9
Electric	2.1
Telecommunications	2.0
Student Loans	2.0
Multi-National	1.4
Pharmaceuticals	1.4
Media	1.4
Transportation	1.1
Diversified Financial Services	1.1
Pipelines	1.1
Commercial Services	1.0
Insurance	1.0
Chemicals	1.0
Real Estate Investment Trusts (REITs)	1.0
Consumer Loans	0.9
Healthcare-Products	0.9
Automobiles	0.6

Retail	0.6%
Foods	0.6
U.S. Government Agency Obligations	0.5
Packaging & Containers	0.5
Auto Manufacturers	0.5
Healthcare-Services	0.4
Electrical Components & Equipment	0.4
Entertainment	0.4
Home Builders	0.4
Building Materials	0.3
Other	0.3
Software	0.3
Electronics	0.3
Semiconductors	0.3
Machinery-Diversified	0.2
U.S. Treasury Obligations	0.2
Internet	0.2
Credit Cards	0.2
Gas	0.2
Iron/Steel	0.2
Real Estate	0.2
Auto Parts & Equipment	0.1
Agriculture	0.1
Beverages	0.1
Airlines	0.1
Aerospace & Defense	0.1

See Notes to Financial Statements.

162

Industry Classification (continued):

Miscellaneous Manufacturing	0.1%
Mining	0.1
Oil & Gas Services	0.1
Home Equity Loans	0.0	*
Computers	0.0	*
Housewares	0.0	*
Lodging	0.0	*
Household Products/Wares	0.0	*
Biotechnology	0.0	*
Office/Business Equipment	0.0	*
Forest Products & Paper	0.0	*

Leisure Time	0.0 *%
Oil, Gas & Consumable Fuels	0.0 *

106.4
Options Written	(6.0)
Liabilities in excess of other assets	(0.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$2,573,224	*	Due from/to broker-variation margin swaps	$2,255,017	*
Credit contracts	Premiums paid for OTC swap agreements	3,336,595		Premiums received for OTC swap agreements	7,518,842
Credit contracts	—	—		Options written outstanding, at value	619
Credit contracts	Unrealized appreciation on OTC swap agreements	13,466,601		Unrealized depreciation on OTC swap agreements	7,009,028
Foreign exchange contracts	Due from/to broker-variation margin futures	137,988	*	Due from/to broker-variation margin futures	20,719	*
Foreign exchange contracts	Unaffiliated investments	271,338,129		Options written outstanding, at value	267,401,366
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	14,081,962		Unrealized depreciation on OTC cross currency exchange contracts	6,426,569

See Notes to Financial Statements.

PGIM Global Total Return Fund	163

Schedule of Investments (continued)

as of October 31, 2020

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$113,235,390		Unrealized depreciation on OTC forward foreign currency exchange contracts	$97,865,867
Interest rate contracts	Due from/to broker-variation margin futures	2,274,154	*	Due from/to broker-variation margin futures	33,516,287	*
Interest rate contracts	Due from/to broker-variation margin swaps	101,128,148	*	Due from/to broker-variation margin swaps	24,346,174	*
Interest rate contracts	Premiums paid for OTC swap agreements	54		Premiums received for OTC swap agreements	3,423
Interest rate contracts	Unrealized appreciation on OTC swap agreements	11,207,881		Unrealized depreciation on OTC swap agreements	2,881,266

		$532,780,126			$449,245,177

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(176,009)	$245,311	$—	$—	$(8,356,827)
Foreign exchange contracts	(198,704,005)	191,340,974	(15,818)	(3,121,048)	—
Interest rate contracts	1,375,429	412,193	102,003,948	—	(84,785,695)

Total	$(197,504,585)	$191,998,478	$101,988,130	$(3,121,048)	$(93,142,522)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$33,052	$72,703	$—	$—	$(2,916,134)

See Notes to Financial Statements.

164

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$58,321,632	$(62,539,903)	$117,269	$11,907,860	$—
Interest rate contracts	(638,564)	(63,220)	(29,658,595)	—	64,127,135

Total	$57,716,120	$(62,530,420)	$(29,541,326)	$11,907,860	$61,211,001

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$233,767,804	$9,030,433,632	$1,178,862,220	$2,500,986,859	$2,369,115,377

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$2,077,785,475	$267,042,504	$31,711,680	$3,543,586,315

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)
$295,403,545	$1,136,500,528	$50,021,271

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Total Return Fund	165

Schedule of Investments (continued)

as of October 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$74,982,377	$(74,982,377)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$51,736,057	$(61,363,470)	$(9,627,413)	$9,627,413	$—
Barclays Bank PLC	20,341,584	(24,007,743)	(3,666,159)	3,666,159	—
BNP Paribas S.A.	17,492,166	(14,137,373)	3,354,793	(2,541,262)	813,531
Citibank, N.A.	109,682,690	(93,398,503)	16,284,187	(15,120,000)	1,164,187
Credit Suisse International	512,711	(567,899)	(55,188)	—	(55,188)
Deutsche Bank AG	76,195,016	(72,587,072)	3,607,944	(3,607,944)	—
Goldman Sachs International	28,818,385	(19,976,349)	8,842,036	(8,842,036)	—
HSBC Bank USA, N.A.	9,533,352	(5,527,420)	4,005,932	(4,005,932)	—
JPMorgan Chase Bank, N.A.	19,168,094	(18,423,955)	744,139	(500,000)	244,139
JPMorgan Securities LLC	9,702	(27,334)	(17,632)	—	(17,632)
Morgan Stanley & Co. International PLC	89,931,923	(78,995,400)	10,936,523	(10,936,523)	—
The Toronto-Dominion Bank	2,376,832	(21,270)	2,355,562	(2,355,562)	—
UBS AG	868,100	(73,192)	794,908	(794,908)	—

	$426,666,612	$(389,106,980)	$37,559,632	$(35,410,595)	$2,149,037

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

166

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $74,982,377:
Unaffiliated investments (cost $4,463,658,524)	$4,585,137,199
Affiliated investments (cost $151,108,945)	151,139,023
Cash	774,855
Foreign currency, at value (cost $9,367,554)	9,364,281
Cash segregated for counterparty - OTC	5,058,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	113,235,390
Dividends and interest receivable	42,276,014
Receivable for Fund shares sold	28,430,018
Unrealized appreciation on OTC swap agreements	24,674,482
Unrealized appreciation on OTC cross currency exchange contracts	14,081,962
Deposit with broker for centrally cleared/exchange-traded derivatives	13,700,092
Receivable for investments sold	5,814,215
Premiums paid for OTC swap agreements	3,336,649
Tax reclaim receivable	27,890
Prepaid expenses	32,138

Total Assets	4,997,082,208

Liabilities
Options written outstanding, at value (proceeds received $280,141,218)	267,401,985
Unrealized depreciation on OTC forward foreign currency exchange contracts	97,865,867
Payable to broker for collateral for securities on loan	77,283,542
Payable for investments purchased	48,558,262
Payable for Fund shares reacquired	19,952,904
Unrealized depreciation on OTC swap agreements	9,890,294
Premiums received for OTC swap agreements	7,522,265
Unrealized depreciation on OTC cross currency exchange contracts	6,426,569
Cash segregated from counterparty - OTC	3,190,000
Due to broker—variation margin swaps	1,550,726
Management fee payable	1,490,343
Due to broker—variation margin futures	1,365,750
Accrued expenses and other liabilities	1,177,740
Dividends payable	668,585
Distribution fee payable	112,279
Affiliated transfer agent fee payable	41,873
Directors’ fees payable	4,351
Affiliated shareholder servicing fees payable	816

Total Liabilities	544,504,151

Net Assets	$4,452,578,057

Net assets were comprised of:
Common stock, at par	$6,349,627
Paid-in capital in excess of par	4,346,049,877
Total distributable earnings (loss)	100,178,553

Net assets, October 31, 2020	$4,452,578,057

See Notes to Financial Statements.

PGIM Global Total Return Fund	167

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($326,415,825 ÷ 46,897,757 shares of common stock issued and outstanding)	$6.96
Maximum sales charge (3.25% of offering price)	0.23

Maximum offering price to public	$7.19

Class C
Net asset value, offering price and redemption price per share, ($46,157,475 ÷ 6,644,948 shares of common stock issued and outstanding)	$6.95

Class Z
Net asset value, offering price and redemption price per share, ($2,264,937,697 ÷ 323,674,648 shares of common stock issued and outstanding)	$7.00

Class R2
Net asset value, offering price and redemption price per share, ($18,442,616 ÷ 2,617,785 shares of common stock issued and outstanding)	$7.05

Class R4
Net asset value, offering price and redemption price per share, ($8,931,644 ÷ 1,266,767 shares of common stock issued and outstanding)	$7.05

Class R6
Net asset value, offering price and redemption price per share, ($1,787,692,800 ÷ 253,860,825 shares of common stock issued and outstanding)	$7.04

See Notes to Financial Statements.

168

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income (net of $392 foreign withholding tax)	$98,959,728
Affiliated dividend income	1,413,802
Income from securities lending, net (including affiliated income of $300,470)	370,479
Unaffiliated dividend income (net of $103 foreign withholding tax)	8,249

Total income	100,752,258

Expenses
Management fee	17,681,873
Distribution fee(a)	1,172,440
Shareholder servicing fees (including affiliated expense of $4,488)(a)	15,168
Transfer agent’s fees and expenses (including affiliated expense of $265,078)(a)	2,828,825
Custodian and accounting fees	798,245
Registration fees(a)	362,131
Shareholders’ reports	356,955
SEC registration fees	198,619
Audit fee	67,748
Directors’ fees	61,130
Legal fees and expenses	41,849
Miscellaneous	53,857

Total expenses	23,638,840
Less: Fee waiver and/or expense reimbursement(a)	(1,136,783)

Net expenses	22,502,057

Net investment income (loss)	78,250,201

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(107,544))	(232,896,504)
Futures transactions	101,988,130
Forward and cross currency contract transactions	(3,121,048)
Options written transactions	191,998,478
Swap agreement transactions	(93,142,522)
Foreign currency transactions	(6,217,823)

(41,391,289)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,058)	151,799,056
Futures	(29,541,326)
Forward and cross currency contracts	11,907,860
Options written	(62,530,420)
Swap agreements	61,211,001
Foreign currencies	21,729

132,867,900

Net gain (loss) on investment and foreign currency transactions	91,476,611

Net Increase (Decrease) In Net Assets Resulting From Operations	$169,726,812

See Notes to Financial Statements.

PGIM Global Total Return Fund	169

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	713,449	4,765	429,250	—	24,976	—	—
Shareholder servicing fees	—	—	—	—	9,991	5,177	—
Transfer agent’s fees and expenses	440,462	2,568	43,145	2,277,243	18,054	8,276	39,077
Registration fees	40,440	15,256	17,365	175,998	17,561	17,261	78,250
Fee waiver and/or expense reimbursement	(215,220)	(17,382)	(20,614)	(851,323)	(16,611)	(15,633)	—

See Notes to Financial Statements.

170

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,250,201	$53,040,843
Net realized gain (loss) on investment and foreign currency transactions	(41,391,289)	106,457,738
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	132,867,900	125,079,213

Net increase (decrease) in net assets resulting from operations	169,726,812	284,577,794

Dividends and Distributions
Distributions from distributable earnings
Class A	(15,434,655)	(6,499,137)
Class B	(36,718)	(42,631)
Class C	(2,085,359)	(927,851)
Class Z	(96,176,908)	(32,622,407)
Class R2	(326,426)	(2,460)
Class R4	(213,590)	(27,693)
Class R6	(85,893,808)	(34,603,598)

	(200,167,464)	(74,725,777)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,888,330,203	1,278,611,890
Net asset value of shares issued in reinvestment of dividends and distributions	189,853,992	70,499,011
Cost of shares reacquired	(1,246,399,496)	(656,622,268)

Net increase (decrease) in net assets from Fund share transactions	1,831,784,699	692,488,633

Total increase (decrease)	1,801,344,047	902,340,650

Net Assets:

Beginning of year	2,651,234,010	1,748,893,360

End of year	$4,452,578,057	$2,651,234,010

See Notes to Financial Statements.

PGIM Global Total Return Fund	171

Notes to Financial Statements

1.   Organization

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return Fund, a diversified fund for purposes of the 1940 Act and PGIM Global Total Return Fund (USD Hedged), a non-diversified fund for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Global Total Return Fund (the “Fund”).

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

172

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Global Total Return Fund	173

Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

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(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

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Notes to Financial Statements (continued)

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

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Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and

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Notes to Financial Statements (continued)

Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment

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risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include

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Notes to Financial Statements (continued)

distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

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The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.49% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares, 1.08% of average daily net assets for Class R2 shares, 0.83% of average daily net assets for Class R4 shares, and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A , Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

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Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.25% of the average daily net assets of the Class A, Class C and Class R2 shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2020, PIMS received $678,996 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $8,387 and $14,923 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

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investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $2,474,820,197 and $674,619,266, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 35,146,324	$1,477,319,564	$1,438,654,805	$—	$—	$73,811,083	73,811,083	$1,413,802
PGIM Institutional Money Market Fund*
78,423,038	394,723,623	395,730,235	19,058	(107,544)	77,327,940	77,351,146	300,470	**

$ 113,569,362	$1,872,043,187	$1,834,385,040	$19,058	$(107,544)	$151,139,023		$1,714,272

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $152,784,021 of ordinary income and $47,383,443 of long-term capital gains. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $74,725,777 of ordinary income.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $39,886,444 of ordinary income.

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Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,395,639,688	$611,811,266	$(458,977,912)	$152,833,354

The differences between book basis and tax basis is primarily attributable to deferred losses on wash sales, amortization of premiums, straddle loss deferrals, futures contracts, and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $91,873,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 3.5 billion shares of common stock, $0.01 par value per share, 2 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	200,000,000
Class B	50,000,000
Class C	320,000,000
Class Z	650,000,000
Class T	125,000,000
Class R2	90,000,000
Class R4	90,000,000
Class R6	475,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	7,027	0.1%
Class R6	8,426,247	3.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	54.7%

PGIM Global Total Return Fund	187

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	29,959,840	$206,316,752
Shares issued in reinvestment of dividends and distributions	2,095,521	14,312,712
Shares reacquired	(10,993,839)	(74,322,509)

Net increase (decrease) in shares outstanding before conversion	21,061,522	146,306,955
Shares issued upon conversion from other share class(es)	1,080,101	7,356,896
Shares reacquired upon conversion into other share class(es)	(5,875,701)	(38,994,408)

Net increase (decrease) in shares outstanding	16,265,922	$114,669,443

Year ended October 31, 2019:
Shares sold	8,626,388	$58,869,961
Shares issued in reinvestment of dividends and distributions	869,100	5,881,730
Shares reacquired	(7,179,586)	(47,765,362)

Net increase (decrease) in shares outstanding before conversion	2,315,902	16,986,329
Shares issued upon conversion from other share class(es)	894,338	6,049,809
Shares reacquired upon conversion into other share class(es)	(1,500,946)	(10,144,021)

Net increase (decrease) in shares outstanding	1,709,294	$12,892,117

Class B
Period ended June 26, 2020*:
Shares sold	6,286	$44,027
Shares issued in reinvestment of dividends and distributions	4,029	27,464
Shares reacquired	(27,779)	(185,513)

Net increase (decrease) in shares outstanding before conversion	(17,464)	(114,022)
Shares reacquired upon conversion into other share class(es)	(140,073)	(947,783)

Net increase (decrease) in shares outstanding	(157,537)	$(1,061,805)

Year ended October 31, 2019:
Shares sold	8,031	$55,457
Shares issued in reinvestment of dividends and distributions	5,057	33,909
Shares reacquired	(61,689)	(413,717)

Net increase (decrease) in shares outstanding before conversion	(48,601)	(324,351)
Shares reacquired upon conversion into other share class(es)	(134,821)	(894,677)

Net increase (decrease) in shares outstanding	(183,422)	$(1,219,028)

188

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	2,799,890	$19,242,851
Shares issued in reinvestment of dividends and distributions	275,980	1,881,502
Shares reacquired	(1,182,559)	(7,968,351)

Net increase (decrease) in shares outstanding before conversion	1,893,311	13,156,002
Shares reacquired upon conversion into other share class(es)	(557,238)	(3,833,364)

Net increase (decrease) in shares outstanding	1,336,073	$9,322,638

Year ended October 31, 2019:
Shares sold	1,453,960	$9,924,265
Shares issued in reinvestment of dividends and distributions	123,773	835,031
Shares reacquired	(1,261,928)	(8,362,063)

Net increase (decrease) in shares outstanding before conversion	315,805	2,397,233
Shares reacquired upon conversion into other share class(es)	(499,862)	(3,376,849)

Net increase (decrease) in shares outstanding	(184,057)	$(979,616)

Class Z
Year ended October 31, 2020:
Shares sold	226,854,547	$1,567,309,056
Shares issued in reinvestment of dividends and distributions	12,778,439	87,825,110
Shares reacquired	(97,080,162)	(653,573,570)

Net increase (decrease) in shares outstanding before conversion	142,552,824	1,001,560,596
Shares issued upon conversion from other share class(es)	6,014,890	40,161,259
Shares reacquired upon conversion into other share class(es)	(1,301,190)	(8,727,439)

Net increase (decrease) in shares outstanding	147,266,524	$1,032,994,416

Year ended October 31, 2019:
Shares sold	101,299,181	$695,981,186
Shares issued in reinvestment of dividends and distributions	4,272,244	29,167,212
Shares reacquired	(50,070,369)	(335,456,106)

Net increase (decrease) in shares outstanding before conversion	55,501,056	389,692,292
Shares issued upon conversion from other share class(es)	1,837,669	12,473,906
Shares reacquired upon conversion into other share class(es)	(577,277)	(3,926,593)

Net increase (decrease) in shares outstanding	56,761,448	$398,239,605

Class R2
Year ended October 31, 2020:
Shares sold	3,001,063	$20,498,928
Shares issued in reinvestment of dividends and distributions	46,957	325,694
Shares reacquired	(456,047)	(3,107,640)

Net increase (decrease) in shares outstanding	2,591,973	$17,716,982

Year ended October 31, 2019:
Shares sold	27,417	$188,844
Shares issued in reinvestment of dividends and distributions	350	2,460
Shares reacquired	(3,564)	(24,048)

Net increase (decrease) in shares outstanding	24,203	$167,256

PGIM Global Total Return Fund	189

Notes to Financial Statements (continued)

Class R4	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,392,336	$9,541,458
Shares issued in reinvestment of dividends and distributions	19,249	134,021
Shares reacquired	(347,640)	(2,411,027)

Net increase (decrease) in shares outstanding before conversion	1,063,945	7,264,452
Shares issued upon conversion from other share class(es)	431	3,059
Shares reacquired upon conversion into other share class(es)	(434)	(2,688)

Net increase (decrease) in shares outstanding	1,063,942	$7,264,823

Year ended October 31, 2019:
Shares sold	204,018	$1,392,468
Shares issued in reinvestment of dividends and distributions	3,698	25,648
Shares reacquired	(24,596)	(169,687)

Net increase (decrease) in shares outstanding	183,120	$1,248,429

Class R6
Year ended October 31, 2020:
Shares sold	155,052,459	$1,065,377,131
Shares issued in reinvestment of dividends and distributions	12,339,558	85,347,489
Shares reacquired	(73,559,225)	(504,830,886)

Net increase (decrease) in shares outstanding before conversion	93,832,792	645,893,734
Shares issued upon conversion from other share class(es)	801,622	5,380,917
Shares reacquired upon conversion into other share class(es)	(56,067)	(396,449)

Net increase (decrease) in shares outstanding	94,578,347	$650,878,202

Year ended October 31, 2019:
Shares sold	74,822,385	$512,199,709
Shares issued in reinvestment of dividends and distributions	5,030,242	34,553,021
Shares reacquired	(38,842,656)	(264,431,285)

Net increase (decrease) in shares outstanding before conversion	41,009,971	282,321,445
Shares issued upon conversion from other share class(es)	150,984	1,023,277
Shares reacquired upon conversion into other share class(es)	(177,538)	(1,204,852)

Net increase (decrease) in shares outstanding	40,983,417	$282,139,870

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.   Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

190

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $16,328,000, borrowed at a weighted average interest rate of 2.13%. The maximum loan outstanding amount during the period was $16,328,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

PGIM Global Total Return Fund	191

Notes to Financial Statements (continued)

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments lack liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

192

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund

PGIM Global Total Return Fund	193

Notes to Financial Statements (continued)

may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

194

10.   Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date.

Management is currently evaluating the Rule and its impact to the Funds.

PGIM Global Total Return Fund	195

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.07	$6.36	$6.75	$6.64	$6.45
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.16	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	0.78	(0.31)	0.19	0.25
Total from investment operations	0.29	0.94	(0.17)	0.33	0.42
Less Dividends and Distributions:
Dividends from net investment income*	(0.23)	(0.23)	(0.22)	(0.13)	(0.12)
Tax return of capital distributions	-	-	-	(0.05)	(0.03)
Distributions from net realized gains	(0.17)	-	-	(0.04)	(0.08)
Total dividends and distributions	(0.40)	(0.23)	(0.22)	(0.22)	(0.23)
Net asset value, end of year	$6.96	$7.07	$6.36	$6.75	$6.64
Total Return(b):	4.35%	15.05%	(2.65)%	5.12%	6.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$326,416	$216,708	$184,064	$174,732	$202,770
Average net assets (000)	$285,380	$188,633	$187,975	$175,014	$169,299
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.88%	0.97%
Expenses before waivers and/or expense reimbursement	0.96%	1.02%	1.02%	0.99%	1.14%
Net investment income (loss)	1.94%	2.40%	2.11%	2.12%	2.57%
Portfolio turnover rate(e)	20%	37%	40%	75%	86%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

196

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.06	$6.35	$6.73	$6.63	$6.44
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	0.78	(0.30)	0.18	0.25
Total from investment operations	0.24	0.89	(0.21)	0.27	0.37
Less Dividends and Distributions:
Dividends from net investment income*	(0.18)	(0.18)	(0.17)	(0.10)	(0.08)
Tax return of capital distributions	-	-	-	(0.03)	(0.02)
Distributions from net realized gains	(0.17)	-	-	(0.04)	(0.08)
Total dividends and distributions	(0.35)	(0.18)	(0.17)	(0.17)	(0.18)
Net asset value, end of year	$6.95	$7.06	$6.35	$6.73	$6.63
Total Return(b):	3.57%	14.21%	(3.24)%	4.19%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,157	$37,486	$34,889	$31,509	$35,848
Average net assets (000)	$42,925	$34,321	$36,335	$31,191	$30,873
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.63%	1.72%
Expenses before waivers and/or expense reimbursement	1.68%	1.69%	1.73%	1.74%	1.89%
Net investment income (loss)	1.20%	1.65%	1.37%	1.39%	1.83%
Portfolio turnover rate(e)	20%	37%	40%	75%	86%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	197

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.11	$6.40	$6.78	$6.67	$6.47
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.18	0.16	0.15	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	0.78	(0.31)	0.20	0.27
Total from investment operations	0.31	0.96	(0.15)	0.35	0.45
Less Dividends and Distributions:
Dividends from net investment income*	(0.25)	(0.25)	(0.23)	(0.15)	(0.14)
Tax return of capital distributions	-	-	-	(0.05)	(0.03)
Distributions from net realized gains	(0.17)	-	-	(0.04)	(0.08)
Total dividends and distributions	(0.42)	(0.25)	(0.23)	(0.24)	(0.25)
Net asset value, end of year	$7.00	$7.11	$6.40	$6.78	$6.67
Total Return(b):	4.61%	15.25%	(2.25)%	5.35%	7.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,264,938	$1,254,507	$765,708	$390,194	$303,960
Average net assets (000)	$1,726,788	$888,961	$648,173	$340,627	$153,146
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.63%	0.72%
Expenses before waivers and/or expense reimbursement	0.68%	0.68%	0.71%	0.74%	0.89%
Net investment income (loss)	2.18%	2.61%	2.39%	2.35%	2.77%
Portfolio turnover rate(e)	20%	37%	40%	75%	86%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

198

Class R2 Shares
			December 27, 2017(a) through October 31, 2018
	Year Ended October 31,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.16	$6.44	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17	0.79	(0.38)
Total from investment operations	0.28	0.94	(0.29)
Less Dividends and Distributions:
Dividends from net investment income*	(0.22)	(0.22)	(0.17)
Distributions from net realized gains	(0.17)	—	—
Total dividends and distributions	(0.39)	(0.22)	(0.17)
Net asset value, end of period	$7.05	$7.16	$6.44
Total Return(c):	4.13%	14.81%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,443	$185	$10
Average net assets (000)	$9,990	$78	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.08	%(e)
Expenses before waivers and/or expense reimbursement	1.25%	19.82%	236.32	%(e)
Net investment income (loss)	1.62%	2.11%	1.67	%(e)
Portfolio turnover rate(f)	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	199

Financial Highlights (continued)

Class R4 Shares
			December 27, 2017(a) through October 31, 2018
	Year Ended October 31,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.16	$6.45	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.16	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17	0.79	(0.38)
Total from investment operations	0.30	0.95	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.24)	(0.24)	(0.19)
Distributions from net realized gains	(0.17)	-	-
Total dividends and distributions	(0.41)	(0.24)	(0.19)
Net asset value, end of period	$7.05	$7.16	$6.45
Total Return(c):	4.39%	14.92%	(3.88)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,932	$1,453	$127
Average net assets (000)	$5,178	$804	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.83	%(e)
Expenses before waivers and/or expense reimbursement	1.13%	2.63%	70.94	%(e)
Net investment income (loss)	1.91%	2.34%	2.23	%(e)
Portfolio turnover rate(f)	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

200

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.16	$6.44	$6.82	$6.72	$6.53
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.18	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.15	0.80	(0.30)	0.18	0.26
Total from investment operations	0.31	0.98	(0.14)	0.34	0.45
Less Dividends and Distributions:
Dividends from net investment income*	(0.26)	(0.26)	(0.24)	(0.15)	(0.15)
Tax return of capital distributions	-	-	-	(0.05)	(0.03)
Distributions from net realized gains	(0.17)	-	-	(0.04)	(0.08)
Total dividends and distributions	(0.43)	(0.26)	(0.24)	(0.24)	(0.26)
Net asset value, end of year	$7.04	$7.16	$6.44	$6.82	$6.72
Total Return(b):	4.69%	15.25%	(2.19)%	5.21%	6.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,787,693	$1,139,781	$761,927	$460,700	$61,713
Average net assets (000)	$1,513,154	$925,868	$636,670	$271,620	$40,135
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.56%	0.58%	0.58%	0.59%
Expenses before waivers and/or expense reimbursement	0.55%	0.56%	0.58%	0.59%	0.76%
Net investment income (loss)	2.27%	2.67%	2.39%	2.33%	2.86%
Portfolio turnover rate(e)	20%	37%	40%	75%	86%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	201

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

202

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.12 for Class A, B, C, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 34.42% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2020.

PGIM Global Total Return Fund	203

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Global Total Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Global Total Return Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered

[1]	PGIM Global Total Return Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

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Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain

Visit our website at pgim.com/investments

circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares, 1.08% for Class R2 shares, 0.83% for Class R4 shares, and 0.58% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN FUND

SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	GTRAX	PCTRX	PZTRX	PGTOX	PGTSX	PGTQX
CUSIP	74439A103	74439A301	74439A400	74439A863	74439A855	74439A509

MF169E

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return (USD Hedged) Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return (USD Hedged) Fund

December 15, 2020

PGIM Global Total Return (USD Hedged) Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	1.70	5.07 (12/12/17)
(without sales charges)	5.12	6.28 (12/12/17)
Class C
(with sales charges)	3.32	5.50 (12/12/17)
(without sales charges)	4.32	5.50 (12/12/17)
Class Z
(without sales charges)	5.37	6.55 (12/12/17)
Class R6
(without sales charges)	5.42	6.61 (12/12/17)
Bloomberg Barclays Global Aggregate (USD Hedged) Index
	4.32	5.07

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return (USD Hedged) Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Global Aggregate (USD Hedged) Index—The Bloomberg Barclays Global Aggregate (USD Hedged) Index is an unmanaged index which tracks the performance of global investment-grade fixed income markets, including Treasury, government-related, corporate and securitized fixed rate bonds from both developed and emerging market issuers. The index includes hedge financial instruments to reduce any gains or losses that could be attributed to non-US dollar exposure.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.53	1.43	7.21
Class C	0.45	0.73	23.49
Class Z	0.56	1.73	1.23
Class R6	0.56	1.78	1.68

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	20.5
AA	8.0
A	15.2
BBB	31.4
BB	9.6
B	4.6
CCC	0.6
Not Rated	6.6
Cash/Cash Equivalents	3.5
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Global Total Return (USD Hedged) Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return (USD Hedged) Fund’s Class Z shares returned 5.37% in the 12-month reporting period that ended October 31, 2020, outperforming the 4.32% return of the Bloomberg Barclays Global Aggregate (USD Hedged) Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the global economy and financial markets, spreads subsequently tightened sharply, but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound rates, and an extended (albeit slow) economic expansion. The signing of a phase one US-China trade deal, declining Brexit (i.e., the United Kingdom’s decision to leave the European Union) uncertainty, and stable monetary policy further boosted sentiment toward the end of 2019. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields and, to a lesser extent, the decline in other developed market rates.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US and European investment-grade corporate bond spreads widened dramatically before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed) and European Central Bank. Collateralized loan obligation (CLO) spreads widened across the board, with US CLO AAA-rated tranches widening 117 basis points (bps) to 250 bps and US CLO AA-rated tranches widening 195 bps during the first quarter. (One basis point equals 0.01%.) Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of US conduit CMBS widening by

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98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to their widest levels since the 2008-09 financial crisis, with US high yield spreads widening to 1,087 bps the last week of March, up from a trough of 338 bps in January, and European high yield spreads widening by 437 bps to end the first quarter at 745 bps.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters of 2020 as the unprecedented fiscal and monetary policy responses, including a near-zero US federal funds rate and the European Union’s €750 billion recovery fund, significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy saw spreads decline sharply over the last seven months of the period. However, as of the end of the period, most assets remained wider than where they began 2020. Investment-grade spreads and high yield spreads continued to tighten in the third quarter but remained well wide of where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wide of where they began 2020. Meanwhile, US CLO AAA-rated tranches were one of the few assets that revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74%. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. The Treasury curve then bear-steepened the last three months of the period, as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) Meanwhile, other major market rates remained significantly below US rates, with the 10-year German bund yield declining to -0.62% by the end of the period and the 10-year Japanese government bond yield resting just above 0%. Despite more favorable growth fundamentals than the US, even the Australian 10-year yield was sitting comfortably below 1% by the end of the period.

What worked?

•

During the reporting period, the Fund’s duration positioning was a significant contributor to performance. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.

•	Underweights to developed-markets investment-grade corporates (from a spread-duration perspective) and developed-markets agency mortgage-backed securities, as

PGIM Global Total Return (USD Hedged) Fund	9

Strategy and Performance Overview (continued)

well as overweights to sovereigns and emerging-markets Treasuries and sovereigns relative to the Index, boosted returns over the period.

•	Security selection in developed-markets LIBOR (London Interbank Offered Rate) derivatives, ABS, Treasuries, and sovereigns contributed to performance.

•	Within credit, positions in the healthcare & pharmaceuticals, banking, telecom, and upstream energy industries were the largest contributors to performance.

•	Positions within Greece and Indonesia were among the largest single-name contributors to performance.

•

Although overall currency positioning hurt performance, an overweight to the euro and underweights to the Brazilian real, Turkish lira, and South Korean won relative to the Index helped offset some of the losses.

What didn’t work?

•	The Fund’s yield curve-flattener positioning, primarily in US rates, detracted from performance as the curve steepened over the period.

•	Positioning in developed-markets high yield and investment-grade corporates, as well as emerging-markets sovereigns, detracted from the Fund’s performance over the period.

•	Positions within Argentina, AMC Entertainment Holdings Inc. (gaming, lodging & leisure), and Ukraine were among the largest detractors from performance.

•

Currency positioning hurt performance over the period. Overweights to the Czech koruna, Polish zloty, Japanese yen, and Norwegian krone, along with an underweight to the Australian dollar relative to the Index, were among the largest detractors from performance.

Did the Fund use derivatives?

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with global growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting policy rates, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

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•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With central banks re-examining how to achieve the inflation targets that they have been missing and with plenty of slack in the global economy, PGIM Fixed Income has every reason to expect the quantitative easing flood to continue, given its key role in underpinning the markets and the recovery. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income has less conviction on its views in Europe amid flatter yield curves and lower yields relative to the US.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and is currently overweight an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. These allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

PGIM Global Total Return (USD Hedged) Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return (USD Hedged) Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,066.10	0.88%	$4.57
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47
Class C	Actual	$1,000.00	$1,063.10	1.63%	$8.45
	Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
Class Z	Actual	$1,000.00	$1,068.40	0.63%	$3.28
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Class R6	Actual	$1,000.00	$1,067.60	0.58%	$3.01
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Total Return (USD Hedged) Fund	13

Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 92.5%

ASSET-BACKED SECURITIES 17.5%

Cayman Islands 12.9%
Bain Capital Credit CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	1.169%(c)	04/23/31	250	$244,829
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.563(c)	08/20/32	250	247,138
Brookside Mill CLO Ltd., Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.568(c)	01/17/28	250	245,813
Carlyle CLO Ltd., Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.244(c)	04/30/31	250	245,575
Carlyle Global Market Strategies CLO Ltd., Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.188(c)	04/17/31	249	245,098
CBAM Ltd., Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.578(c)	10/20/32	250	247,811
Greenwood Park CLO Ltd., Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.247(c)	04/15/31	250	245,496
Greywolf CLO Ltd., Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.245(c)	04/26/31	750	750,000
HPS Loan Management Ltd., Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.536(c)	07/22/32	250	250,000
Madison Park Funding Ltd., Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.587(c)	10/15/32	250	248,363
MidOcean Credit CLO, Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.403(c)	02/20/31	250	245,457
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903(c)	02/20/31	250	243,161
Octagon Investment Partners 45 Ltd., Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.567(c)	10/15/32	500	496,287
OZLM Ltd., Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.968(c)	04/17/31	250	247,017

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	15

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Telos CLO Ltd., Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458%(c)	01/17/30		248	$244,096
TICP CLO Ltd., Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.518(c)	07/20/27		250	245,856
Tryon Park CLO Ltd., Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.737(c)	04/15/29		250	247,249
Voya CLO Ltd., Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.185(c)	04/25/31		250	246,561

					5,185,807

Ireland 0.7%
Armada Euro CLO DAC, Series 02A, Class A3, 144A	1.500	11/15/31	EUR	250	290,754

Spain 0.3%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900(c)	04/16/23	EUR	116	124,106

United States 3.6%
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.350(c)	05/17/31		250	245,227
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960	10/13/30		100	119,290
Lendmark Funding Trust, Series 2019-01A, Class A, 144A	3.000	12/20/27		100	98,805
Series 2019-02A, Class A, 144A	2.780	04/20/28		200	201,968
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 144A	2.190	08/21/34		100	100,162
OneMain Direct Auto Receivables Trust, Series 2019-01A, Class A, 144A	3.630	09/14/27		100	108,980
Oportun Funding VIII LLC, Series 2018-A, Class A, 144A (original cost $249,929; purchased 02/22/18)(f)	3.610	03/08/24		250	250,368

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
PNMAC GMSR Issuer Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999%(c)	02/25/23		100	$97,725
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799(c)	08/25/25		100	96,578
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949(c)	06/25/24		120	113,314

					1,432,417

TOTAL ASSET-BACKED SECURITIES (cost $6,995,718)					7,033,084

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.7%

Canada 0.0%
Real Estate Asset Liquidity Trust, Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	25	18,362

United States 7.7%
BANK, Series 2018-BN10, Class A4	3.428	02/15/61		250	277,476
Series 2020-BN26, Class A3	2.155	03/15/63		200	205,504
Benchmark Mortgage Trust, Series 2018-B01, Class A3	3.355	01/15/51		175	185,750
Series 2018-B02, Class A3	3.544	02/15/51		200	216,450
Series 2020-B17, Class A4	2.042	03/15/53		75	76,679
Series 2020-B20, Class A3	1.945	10/15/53		100	102,322
BX Commercial Mortgage Trust, Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148(c)	10/15/36		95	92,918
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.448(c)	10/15/36		95	92,077
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	10/15/36		95	91,602
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148(c)	12/15/36		100	96,537
Citigroup Commercial Mortgage Trust, Series 2018-B02, Class A3	3.744	03/10/51		150	170,232

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	17

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Cold Storage Trust, Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989%(c)	11/15/23	100	$98,987
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298(c)	05/15/36	200	196,493
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.655(cc)	11/25/25	4,507	129,074
Series K111, Class X1, IO	1.573(cc)	05/25/30	320	40,516
Series K113, Class X1, IO	1.490(cc)	06/25/30	920	103,471
Series KG03, Class X1, IO	1.381(cc)	06/25/30	1,055	113,650
GS Mortgage Securities Trust, Series 2018-GS09, Class A3	3.727	03/10/51	125	139,845
MKT Mortgage Trust, Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	100	86,007
UBS Commercial Mortgage Trust, Series 2018-C08, Class A3	3.720	02/15/51	250	282,326
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684	10/15/49	250	266,589

				3,064,505

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,950,419)				3,082,867

CORPORATE BONDS 31.3%

Canada 0.9%
Bombardier, Inc., Sr. Unsec’d. Notes, 144A	7.500	12/01/24	25	18,808
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	25	18,127
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	40	29,131
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Gtd. Notes, 144A	4.875	02/15/30	35	33,260
Hydro-Quebec, Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30	150	251,709

				351,035

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China 1.0%
Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Series B	4.100%	03/29/26		164	$172,581
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750	06/14/22	EUR	100	117,543
Sinopec Group Overseas Development 2015 Ltd., Gtd. Notes	1.000	04/28/22	EUR	100	117,998

					408,122

Denmark 0.7%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A	1.171(ff)	12/08/23		300	299,932

France 2.1%
BNP Paribas SA, Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31		200	211,625
Credit Agricole Assurances SA, Sub. Notes	4.250(ff)	—(rr)	EUR	100	125,568
Loxam SAS, Sr. Sub. Notes	5.750	07/15/27	EUR	120	122,549
SNCF Reseau, Sr. Unsec’d. Notes	4.700	06/01/35	CAD	100	99,974
Societe Generale SA, Sr. Unsec’d. Notes, 144A, MTN	3.875	03/28/24		255	275,130

					834,846

Germany 1.3%
Deutsche Bahn Finance GMBH, Gtd. Notes, MTN	3.800	09/27/27	AUD	100	81,244
Deutsche Bank AG, Sr. Unsec’d. Notes	4.250	02/04/21		200	201,562
Volkswagen International Finance NV, Gtd. Notes	2.700(ff)	—(rr)	EUR	100	115,883
Gtd. Notes	4.625(ff)	—(rr)	EUR	100	123,162

					521,851

Hong Kong 0.3%
HKT Capital No 3 Ltd., Gtd. Notes	1.650	04/10/27	EUR	100	113,666

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	19

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.3%
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	1.875%	11/05/31	EUR	100	$111,779

Italy 1.2%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	100	135,978
Intesa Sanpaolo SpA, Sr. Unsec’d. Notes, 144A	3.375	01/12/23		200	208,042
Rossini Sarl, Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	100	121,640

					465,660

Kazakhstan 0.3%
Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.250	12/05/23	CHF	50	56,518
Gtd. Notes	3.638	06/20/22	CHF	50	56,114

					112,632

Luxembourg 0.6%
ARD Finance SA, Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	112,680
Matterhorn Telecom SA, Sr. Sec’d. Notes	3.125	09/15/26	EUR	100	110,590

					223,270

Mexico 1.0%
Petroleos Mexicanos, Gtd. Notes	3.625	11/24/25	EUR	300	316,188
Gtd. Notes, EMTN	3.750	04/16/26	EUR	100	103,740

					419,928

Norway 0.4%
Equinor ASA, Gtd. Notes	2.875	04/06/25		150	162,134

Peru 0.4%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	1.962(s)	06/02/25		162	153,023

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Russia 0.5%
Gazprom PJSC Via Gaz Capital SA, Sr. Unsec’d. Notes	4.250%	04/06/24	GBP	100	$137,640
Russian Railways Via RZD Capital PLC, Sr. Unsec’d. Notes	0.898	10/03/25	CHF	50	53,240

					190,880

Supranational Bank 0.1%
European Investment Bank, Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	50	60,759

Switzerland 1.2%
Credit Suisse Group AG, Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25		250	262,071
UBS Group AG, Sr. Unsec’d. Notes, 144A	4.125	09/24/25		200	227,323

					489,394

United Arab Emirates 0.4%
First Abu Dhabi Bank PJSC, Sr. Unsec’d. Notes, EMTN	4.800	06/01/21	CNH	1,000	150,677

United Kingdom 1.7%
Barclays PLC, Sr. Unsec’d. Notes	3.932(ff)	05/07/25		200	215,439
BAT Capital Corp., Gtd. Notes	2.259	03/25/28		80	79,870
BP Capital Markets PLC, Gtd. Notes	4.375(ff)	—(rr)		150	156,042
DS Smith PLC, Sr. Unsec’d. Notes, EMTN	0.875	09/12/26	EUR	100	117,333
eG Global Finance PLC, Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	110,942

					679,626

United States 16.9%
AbbVie, Inc., Sr. Unsec’d. Notes, 144A	4.050	11/21/39		50	57,170
Sr. Unsec’d. Notes, 144A	4.250	11/21/49		50	58,190

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	21

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
AMC Entertainment Holdings, Inc., Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000%	06/15/26		54	$3,022
Sr. Sec’d. Notes, 144A	10.500	04/24/26		6	3,099
American Axle & Manufacturing, Inc., Gtd. Notes	6.500	04/01/27		50	50,371
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	125,643
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625	05/20/24		50	53,266
Anthem, Inc., Sr. Unsec’d. Notes	2.875	09/15/29		100	107,539
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Gtd. Notes, 144A	9.000	11/01/27		25	24,437
Sr. Unsec’d. Notes, 144A	7.000	11/01/26		25	22,115
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	9.875	04/01/27		50	55,866
AT&T, Inc., Sr. Unsec’d. Notes	4.100	01/19/26	AUD	100	80,106
Sr. Unsec’d. Notes, 144A	3.550	09/15/55		100	94,102
Sr. Unsec’d. Notes, 144A	3.650	09/15/59		69	65,519
Bank of America Corp., Jr. Sub. Notes, Series MM	4.300(ff)	—(rr)		110	107,461
Sr. Unsec’d. Notes, MTN	2.884(ff)	10/22/30		170	182,532
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30		85	93,138
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500	01/31/27		10	10,927
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.000	01/30/28		5	4,938
Gtd. Notes, 144A	5.250	01/30/30		25	24,591
Gtd. Notes, 144A	7.250	05/30/29		10	10,760
Beazer Homes USA, Inc., Gtd. Notes	6.750	03/15/25		50	51,596
Gtd. Notes	7.250	10/15/29		20	21,524
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	4.125	05/15/29		65	70,613
Broadcom, Inc., Gtd. Notes	3.459	09/15/26		102	111,237
Gtd. Notes	4.700	04/15/25		65	73,851
Calpine Corp., Sr. Unsec’d. Notes, 144A	4.625	02/01/29		10	10,094

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%	02/01/31		10	$10,214
Sr. Unsec’d. Notes, 144A	5.125	03/15/28		50	51,684
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000	02/01/28		75	78,879
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.800	04/01/31		45	46,423
Sr. Sec’d. Notes	4.800	03/01/50		35	39,911
Sr. Sec’d. Notes	6.384	10/23/35		100	135,266
Chemours Co. (The), Gtd. Notes	7.000	05/15/25		50	50,414
Cigna Corp., Sr. Unsec’d. Notes	2.400	03/15/30		25	25,892
Citigroup, Inc., Sr. Unsec’d. Notes	3.106(ff)	04/08/26		300	323,724
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	9.250	02/15/24		71	61,810
CNA Financial Corp., Sr. Unsec’d. Notes	3.900	05/01/29		100	114,284
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	4.625	12/01/30		200	199,978
CVS Health Corp., Sr. Unsec’d. Notes	4.300	03/25/28		10	11,578
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	6.500	06/01/26		50	52,286
Dana, Inc., Sr. Unsec’d. Notes	5.375	11/15/27		25	25,958
Danaher Corp., Sr. Unsec’d. Notes	2.100	09/30/26	EUR	100	129,836
Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A	6.625	08/15/27		45	18,674
Discovery Communications LLC, Gtd. Notes	4.900	03/11/26		100	116,123
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		50	53,022
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36		100	117,000
Energizer Gamma Acquisition BV, Gtd. Notes	4.625	07/15/26	EUR	100	119,308

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	23

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Energy Transfer Operating LP, Gtd. Notes	5.000%	05/15/50		45	$41,882
Jr. Sub. Notes, Series G	7.125(ff)	—(rr)		100	81,692
Enterprise Products Operating LLC, Gtd. Notes	3.700	01/31/51		15	14,926
Gtd. Notes	3.950	01/31/60		15	14,600
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25		19	19,217
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.500	05/21/27	EUR	100	125,214
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	1.700	08/18/23		95	95,824
Goldman Sachs Group, Inc. (The), Sub. Notes	4.750	10/12/21	EUR	150	181,998
HCA, Inc., Sr. Sec’d. Notes	5.250	04/15/25		100	115,775
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26		75	71,868
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes, 144A	6.500	04/15/29		25	28,092
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.083(ff)	04/22/26		90	94,064
Sr. Unsec’d. Notes	3.702(ff)	05/06/30		65	74,201
Kraft Heinz Foods Co., Gtd. Notes	3.000	06/01/26		100	102,051
Liberty Mutual Group, Inc., Gtd. Notes	2.750	05/04/26	EUR	100	130,529
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	1.349	09/21/26	EUR	100	123,205
Medtronic Global Holdings SCA, Gtd. Notes	0.750	10/15/32	EUR	100	119,402
Gtd. Notes	1.000	07/02/31	EUR	100	123,435
Morgan Stanley, Sr. Unsec’d. Notes	3.625	01/20/27		95	107,674
Sr. Unsec’d. Notes, EMTN	1.342(ff)	10/23/26	EUR	100	122,436
MPLX LP, Sr. Unsec’d. Notes	4.000	03/15/28		25	27,117
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	5.500	08/15/28		15	14,960
Gtd. Notes, 144A	6.000	01/15/27		35	35,007

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Newell Brands, Inc., Sr. Unsec’d. Notes	4.700%	04/01/26		100	$106,543
NRG Energy, Inc., Gtd. Notes	5.750	01/15/28		53	57,060
Occidental Petroleum Corp., Sr. Unsec’d. Notes	2.700	08/15/22		23	21,246
ONEOK, Inc., Gtd. Notes	4.450	09/01/49		120	105,254
Phillips 66, Gtd. Notes	3.700	04/06/23		15	16,043
Range Resources Corp., Gtd. Notes, 144A	9.250	02/01/26		50	53,012
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes, 144A	5.125	07/15/23		4	4,048
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500	11/01/23		50	49,980
Gtd. Notes	5.625	12/01/25		25	24,794
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26		25	27,812
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		50	74,823
Stryker Corp., Sr. Unsec’d. Notes	2.625	11/30/30	EUR	100	139,254
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.875	03/01/27		50	51,656
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28		50	45,958
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	6.625	07/15/27		25	26,933
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		10	10,850
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	5.125	11/01/27		50	51,482
Sr. Unsec’d. Notes	6.750	06/15/23		25	26,362
T-Mobile USA, Inc., Sr. Sec’d. Notes, 144A	4.375	04/15/40		30	34,512
Sr. Sec’d. Notes, 144A	4.500	04/15/50		40	46,671
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24		16	16,537

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	25

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.700%	11/01/33		25	$23,157
United Rentals North America, Inc., Gtd. Notes	5.250	01/15/30		60	65,050
Gtd. Notes	5.500	05/15/27		100	106,378
Upjohn, Inc., Gtd. Notes, 144A	3.850	06/22/40		110	117,977
Gtd. Notes, 144A	4,000	06/22/50		15	15,799
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.000	07/31/27		45	46,952
Welltower, Inc., Sr. Unsec’d. Notes	3.100	01/15/30		70	73,699
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	1.414	12/13/22	EUR	100	118,910

					6,779,892

TOTAL CORPORATE BONDS (cost $12,135,918)					12,529,106

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.3%

Bermuda 0.2%
Bellemeade Re Ltd., Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749(c)	04/25/28		62	61,737

United States 1.1%
FHLMC Structured Agency Credit Risk REMIC Trust, Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.749(c)	07/25/50		30	30,315
GCAT LLC, Series 2019-04, Class A1, 144A	3.228	11/26/49		169	169,098
GS Mortgage-Backed Securities Trust, Series 2019-SL01, Class A1, 144A	2.625(cc)	01/25/59		63	64,101
Legacy Mortgage Asset Trust, Series 2019-PR01, Class A1, 144A	3.858	09/25/59		90	90,393
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		95	95,263

					449,170

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $509,226)					510,907

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 32.6%

Austria 0.4%
Republic of Austria Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	5.375%	12/01/34	CAD	160	$174,553

Brazil 2.0%
Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477	07/24/23		88	90,920
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		680	717,228

					808,148

Bulgaria 0.4%
Bulgaria Government International Bond, Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	100	150,399

Chile 0.4%
Chile Government International Bond, Sr. Unsec’d. Notes	1.440	02/01/29	EUR	115	143,402

China 0.4%
Export-Import Bank of China (The), Sr. Unsec’d. Notes	4.400	05/14/24	CNH	1,000	155,553

Colombia 2.1%
Colombia Government International Bond, Sr. Unsec’d. Notes	3.000	01/30/30		200	204,285
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	500	655,097

					859,382

Croatia 1.2%
Croatia Government International Bond, Sr. Unsec’d. Notes	1.125	06/19/29	EUR	200	238,435
Sr. Unsec’d. Notes	6.000	01/26/24		200	230,439

					468,874

Cyprus 1.8%
Cyprus Government International Bond, Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	20	24,258
Sr. Unsec’d. Notes, EMTN	2.750	06/27/24	EUR	225	288,139
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	291,364

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	27

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Cyprus (cont’d.)
Cyprus Government International Bond, (cont’d.) Sr. Unsec’d. Notes, EMTN	2.750%	05/03/49	EUR	30	$47,152
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	50	70,533

					721,446

Dominican Republic 0.3%
Dominican Republic International Bond, Sr. Unsec’d. Notes	5.950	01/25/27		100	109,341

Greece 2.2%
Hellenic Republic Government Bond, Bonds	3.650(cc)	02/24/34	EUR	48	73,918
Bonds	3.650(cc)	02/24/35	EUR	21	32,693
Bonds	3.650(cc)	02/24/37	EUR	440	700,309
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200	07/17/34	EUR	50	83,677

					890,597

Hungary 0.4%
Hungary Government International Bond, Sr. Unsec’d. Notes	1.750	10/10/27	EUR	100	128,213
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	300	44,953

					173,166

Indonesia 2.4%
Indonesia Government International Bond, Sr. Unsec’d. Notes	0.900	02/14/27	EUR	100	114,969
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	119,128
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	242,185
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	100	129,898
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	100	123,162
Sr. Unsec’d. Notes, EMTN	4.125	01/15/25		200	222,499

					951,841

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Israel 0.9%
Israel Government International Bond,
Sr. Unsec’d. Notes	2.750%	07/03/30		200	$218,455
Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	100	126,869

					345,324

Italy 3.8%
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800	03/01/67	EUR	105	158,458
Sr. Unsec’d. Notes, 144A	1.450	03/01/36	EUR	120	147,086
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	250	380,477
Republic of Italy Government International Bond Strips Coupon, Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	85	89,567
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	99,483
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	100	166,520
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	350	482,856

					1,524,447

Kazakhstan 0.4%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.375	11/09/28	EUR	115	147,212

Mexico 1.4%
Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	200	238,088
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	100	117,505
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24	GBP	150	226,919

					582,512

New Zealand 0.2%
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	100	83,699

Panama 0.6%
Panama Government International Bond,
Sr. Unsec’d. Notes	3.875	03/17/28		200	226,570

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	29

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Peru 1.3%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.392%	01/23/26		85	$89,247
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	300	389,560
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	32,680

					511,487

Portugal 2.9%
Portugal Government International Bond, Sr. Unsec’d. Notes	4.090	06/03/22	CNH	600	89,869
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	2.250	04/18/34	EUR	50	72,803
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	340	536,847
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	195	356,836
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	50	100,410

					1,156,765

Qatar 0.5%
Qatar Government International Bond, Sr. Unsec’d. Notes, 144A	3.400	04/16/25		200	219,391

Romania 0.6%
Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	65,761
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	135,247
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	50	59,005

					260,013

Russia 0.6%
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	255,995

Saudi Arabia 0.4%
Saudi Government International Bond, Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	153,857

Senegal 0.3%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	115,620

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia 1.1%
Serbia International Bond, Sr. Unsec’d. Notes	7.250%	09/28/21		200	$211,258
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	200	227,226

					438,484

Spain 2.2%
Instituto de Credito Oficial, Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	114,161
Spain Government Bond, Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	35	42,406
Sr. Unsec’d. Notes, 144A	1.850	07/30/35	EUR	305	426,140
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	60	125,416
Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	100	168,682

					876,805

Sweden 0.3%
Svensk Exportkredit AB, Sr. Unsec’d. Notes, EMTN	0.500	03/15/22	ZAR	2,000	116,157

Ukraine 0.8%
Ukraine Government International Bond, Sr. Unsec’d. Notes	6.750	06/20/26	EUR	200	229,563
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	100	97,573

					327,136

Uruguay 0.3%
Uruguay Government International Bond, Sr. Unsec’d. Notes	4.375	10/27/27		39	45,997
Sr. Unsec’d. Notes	4.375	01/23/31		62	75,402

					121,399

TOTAL SOVEREIGN BONDS (cost $11,902,516)					13,069,575

U.S. TREASURY OBLIGATION 2.1%
U.S. Treasury Bonds (cost $667,391)	2.750	08/15/47(k)		675	844,594

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	31

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCK 0.0%

United States

AMC Entertainment Holdings, Inc. (Class A Stock) (cost $0)	225	$531

TOTAL LONG-TERM INVESTMENTS (cost $35,161,188)		37,070,664

SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MUTUAL FUND 4.2%
PGIM Core Ultra Short Bond Fund (cost $1,691,336)(w)	1,691,336	1,691,336

OPTION PURCHASED*~ 0.0% (cost $35)		4

TOTAL SHORT-TERM INVESTMENTS (cost $1,691,371)		1,691,340

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 96.7% (cost $36,852,559)		38,762,004

OPTIONS WRITTEN*~ (0.0)% (premiums received $2,990)		(2,233)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.7% (cost $36,849,569)		38,759,771
Other assets in excess of liabilities(z) 3.3%		1,309,003

NET ASSETS 100.0%		$40,068,774

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

See Notes to Financial Statements.

32

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDOR—Canadian Dollar Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	33

Schedule of Investments  (continued)

as of October 31, 2020

Q—Quarterly payment frequency for swaps

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $249,929. The aggregate value of $250,368 is 0.6% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/05/20	820.00	—	25	$4

(cost $35)

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	JPMorgan Chase Bank, N.A	11/05/20	820.00	—	25	$(4)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	42	(114)

See Notes to Financial Statements.

34

Options Written (continued):

OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	12/01/20	800.00	—	25	$(151)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	27	(415)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	28	(431)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	42	(510)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—	42	(203)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—	25	(399)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	34	(6)

Total Options Written (premiums received $2,990)							$(2,233)

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	5 Year U.S. Treasury Notes	Dec. 2020	$251,203	$(276)
1	10 Year Australian Treasury Bonds	Dec. 2020	105,093	1,772
1	10 Year Canadian Government Bonds	Dec. 2020	113,368	(699)
5	10 Year U.K. Gilt	Dec. 2020	878,867	(3,982)
4	10 Year U.S. Ultra Treasury Notes	Dec. 2020	629,125	(11,655)
27	20 Year U.S. Treasury Bonds	Dec. 2020	4,656,656	(113,060)
13	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	2,795,000	(96,595)

				(224,495)

Short Positions:
3	3 Month CME SOFR	Mar. 2022	749,738	407
67	2 Year U.S. Treasury Notes	Dec. 2020	14,796,531	1,296
32	5 Year Euro-Bobl	Dec. 2020	5,063,712	(30,962)
14	10 Year Euro-Bund	Dec. 2020	2,872,143	(50,873)
25	10 Year U.S. Treasury Notes	Dec. 2020	3,455,469	25,760
59	Euro Currency	Dec. 2020	8,595,563	83,849
33	Euro Schatz Index	Dec. 2020	4,322,418	(8,415)

				21,062

				$(203,433)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	35

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	795	$141,206	$138,525	$—	$(2,681)
Chilean Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	20,342	25,446	26,303	857	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	16,887	21,240	21,835	595	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	16,710	21,000	21,606	606	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	22,260	28,000	28,783	783	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	412	59,280	61,459	2,179	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	141	20,217	21,065	848	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	143	21,240	21,412	172	—
Expiring 11/06/20	UBS AG	CNH	172	24,720	25,656	936	—
Expiring 05/14/21	Citibank, N.A.	CNH	854	122,358	125,747	3,389	—
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	485	21,204	20,765	—	(439)
Expiring 01/19/21	BNP Paribas S.A.	CZK	471	20,221	20,166	—	(55)
Expiring 01/19/21	Citibank, N.A.	CZK	776	33,517	33,241	—	(276)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	1,341	57,508	57,395	—	(113)
Euro,
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	169	199,815	197,448	—	(2,367)
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	2,959	40,042	39,516	—	(526)
Expiring 12/16/20	Citibank, N.A.	INR	1,555	21,152	20,762	—	(390)
Expiring 12/16/20	Citibank, N.A.	INR	1,554	21,001	20,749	—	(252)
Expiring 12/16/20	UBS AG	INR	1,551	20,935	20,719	—	(216)
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	310,941	20,967	20,938	—	(29)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	313,883	21,205	21,136	—	(69)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	295,017	19,649	19,865	216	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	308,528	21,000	20,775	—	(225)
Israeli Shekel,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	136	40,412	39,858	—	(554)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	2,231	21,240	21,339	99	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	2,189	21,000	20,934	—	(66)
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	465	20,951	21,822	871	—
Expiring 12/16/20	Citibank, N.A.	MXN	944	42,803	44,262	1,459	—
Expiring 12/16/20	Goldman Sachs International MXN		476	20,967	22,331	1,364	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	465	20,895	21,826	931	—

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	453	$21,240	$21,265	$25	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	449	20,449	21,076	627	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	443	21,000	20,768	—	(232)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	457	21,240	21,445	205	—
Norwegian Krone,
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	553	60,245	57,891	—	(2,354)
Peruvian Nuevo Sol,
Expiring 12/16/20	Citibank, N.A.	PEN	74	20,967	20,453	—	(514)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	1,037	21,240	21,362	122	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	81	21,000	20,407	—	(593)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	1,311	17,000	16,418	—	(582)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,627	60,316	57,930	—	(2,386)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	1,308	17,000	16,375	—	(625)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	118	86,456	86,395	—	(61)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	28	20,444	20,410	—	(34)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	74,561	62,714	65,580	2,866	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	53,551	45,028	47,101	2,073	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	29,646	25,168	26,075	907	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	24,577	20,972	21,617	645	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	24,341	20,967	21,409	442	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	19,666	16,779	17,297	518	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	1,324	41,837	42,472	635	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	799	25,446	25,638	192	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	316	40,550	36,781	—	(3,769)
Expiring 12/16/20	Citibank, N.A.	TRY	161	19,922	18,720	—	(1,202)
Expiring 12/16/20	UBS AG	TRY	501	63,222	58,381	—	(4,841)

				$1,982,393	$1,981,504	24,562	(25,451)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	AUD	492	$349,270	$346,288	$2,982	$—
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	565	102,396	98,451	3,945	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	111	19,700	19,309	391	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	119	21,330	20,766	564	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	795	141,092	138,350	2,742	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	122	21,000	21,206	—	(206)
British Pound, Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	573	753,530	742,857	10,673	—
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	454	345,786	340,761	5,025	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	78,726	102,662	101,797	865	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	113,289	147,326	146,488	838	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	16,568	20,956	21,423	—	(467)
Chinese Renminbi,
Expiring 11/06/20	BNP Paribas S.A.	CNH	3,001	427,039	447,936	—	(20,897)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	854	122,556	125,747	—	(3,191)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	137,633	36,696	35,485	1,211	—
Expiring 12/16/20	Citibank, N.A.	COP	80,835	20,918	20,841	77	—
Expiring 12/16/20	Citibank, N.A.	COP	67,971	18,149	17,524	625	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	97,449	25,307	25,125	182	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	86,744	23,415	22,365	1,050	—
Euro,
Expiring 01/19/21	HSBC Bank USA, N.A.	EUR	79	92,302	92,297	5	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	3,597	4,233,096	4,197,334	35,762	—
Israeli Shekel,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	145	42,814	42,628	186	—
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	14,893	141,555	142,428	—	(873)
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	472	20,967	22,125	—	(1,158)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	833	38,600	39,058	—	(458)
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	61	40,000	40,234	—	(234)
Expiring 01/20/21	Citibank, N.A.	NZD	18	11,898	11,899	—	(1)

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	103	$67,972	$68,228	$—	$(256)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	108	29,678	29,756	—	(78)
Expiring 12/16/20	Citibank, N.A.	PEN	39	10,923	10,681	242	—
Philippine Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	970	20,001	19,957	44	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	177	46,603	44,731	1,872	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	1,350	17,000	16,898	102	—
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,545	91,237	94,377	—	(3,140)
Expiring 12/17/20	Citibank, N.A.	ZAR	1,936	115,507	118,313	—	(2,806)
Expiring 12/17/20	Citibank, N.A.	ZAR	434	25,141	26,543	—	(1,402)
Expiring 12/17/20	Citibank, N.A.	ZAR	362	20,902	22,106	—	(1,204)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,484	88,001	90,676	—	(2,675)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	354	20,960	21,650	—	(690)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	23,783	21,000	20,918	82	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	23,885	20,972	21,008	—	(36)
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	1,552	176,102	174,569	1,533	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	187	205,091	204,422	669	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	168	21,000	19,597	1,403	—
Expiring 12/16/20	Barclays Bank PLC	TRY	130	16,920	15,158	1,762	—
Expiring 12/16/20	Barclays Bank PLC	TRY	130	16,720	15,158	1,562	—
Expiring 12/16/20	Barclays Bank PLC	TRY	85	11,134	9,945	1,189	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	165	21,000	19,229	1,771	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	160	20,500	18,658	1,842	—

				$8,404,724	$8,363,300	81,196	(39,772)

						$105,758	$(65,223)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/20/21	Buy	EUR	22	AUD	37	$—	$(38)	JPMorgan Chase Bank, N.A.

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Government of Malaysia	12/20/22	1.000%(Q)	120	0.164%	$2,301	$(88)	$2,389	Citibank, N.A.
People’s Republic of China	12/20/22	1.000%(Q)	400	0.127%	7,995	(294)	8,289	Citibank, N.A.
Republic of Brazil	12/20/22	1.000%(Q)	600	1.240%	(2,390)	(441)	(1,949)	Citibank, N.A.
Republic of Chile	12/20/22	1.000%(Q)	120	0.149%	2,342	(88)	2,430	Citibank, N.A.
Republic of Colombia	12/20/22	1.000%(Q)	160	0.549%	1,733	(118)	1,851	Citibank, N.A.
Republic of Indonesia	12/20/22	1.000%(Q)	160	0.407%	2,223	(118)	2,341	Citibank, N.A.
Republic of Panama	12/20/22	1.000%(Q)	120	0.226%	2,141	(88)	2,229	Citibank, N.A.
Republic of Peru	12/20/22	1.000%(Q)	120	0.190%	2,235	(88)	2,323	Citibank, N.A.
Republic of Philippines	12/20/22	1.000%(Q)	120	0.159%	2,316	(88)	2,404	Citibank, N.A.
Republic of South Africa	12/20/22	1.000%(Q)	360	1.835%	(5,961)	(265)	(5,696)	Citibank, N.A.
Republic of Turkey	12/20/22	1.000%(Q)	600	5.251%	(50,756)	(441)	(50,315)	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	360	0.514%	4,168	(265)	4,433	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	520	0.574%	5,352	(382)	5,734	Citibank, N.A.

					$(26,301)	$(2,764)	$(23,537)

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices—Buy Protection(1)**:
CDX.EM.28.V3	12/20/22	1.000%(Q)	3,760	$23,982	$(760)	$24,742	Citibank, N.A.

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
Alcentra CLO	11/24/20	1.000%(M)	4	*	$—	$—	$—	Goldman Sachs International
Alcentra CLO	11/24/20	0.500%(M)	3	*	—	—	—	Goldman Sachs International
Allianz CLO	11/24/20	1.000%(M)	7	*	—	—	—	Goldman Sachs International
AMMC CLO Ltd.	11/24/20	0.500%(M)	—	*	—	—	—	Goldman Sachs International
Angelo Gordon CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
AXA CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Bain CLO	11/24/20	0.500%(M)	19	*	1	—	1	Goldman Sachs International
BANK_18-BN14	11/30/20	1.250%(M)	18	*	2	—	2	Goldman Sachs International
Bardin Hill CLO	11/24/20	0.500%(M)	10	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	41

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Bardin Hill CLO	11/24/20	1.000%(M)	3	*	$—	$—	$—	Goldman Sachs International
Benchmark Mortgage Trust	11/30/20	1.250%(M)	9	*	1	—	1	Goldman Sachs International
BlueMountain CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
Canyon CLO	11/24/20	0.500%(M)	2	0.500%	—	—	—	Goldman Sachs International
Carlson CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Carlyle CLO	11/24/20	0.500%(M)	5	*	—	—	—	Goldman Sachs International
Carlyle CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	7	*	1	—	1	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	5	*	1	—	1	Goldman Sachs International
Covenant	11/24/20	0.500%(M)	2	0.500%	—	—	—	Goldman Sachs International
Crescent CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
CSAM CLO	11/24/20	0.500%(M)	5	*	—	—	—	Goldman Sachs International
CSAM CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

42

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
DFG CLO	11/24/20	0.500%(M)	8	*	$—	$—	$—	Goldman Sachs International
Doubleline	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	21	*	1	—	1	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	14	*	1	—	1	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	6	*	—	—	—	Goldman Sachs International
Fort Washington CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
HPS CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
ICG CLO	11/24/20	0.500%(M)	7	*	—	—	—	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	10	*	1	—	1	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	4	*	—	—	—	Goldman Sachs International
LCM CLO	11/24/20	1.000%(M)	2	*	—	—	—	Goldman Sachs International
Loomis Sayles & Co. LP	11/24/20	0.500%(M)	1	0.500%	—	—	—	Goldman Sachs International
Marathon	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	43

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
MJX CLO	11/24/20	1.000%(M)	6	*	$—	$—	$—	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
MJX CLO	11/24/20	0.500%(M)	3	*	—	—	—	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Morgan Stanley Capital I Trust	11/30/20	1.250%(M)	4	54.487%	—	—	—	Goldman Sachs International
Neuberger Berman CLO Ltd.	11/24/20	0.500%(M)	7	*	—	—	—	Goldman Sachs International
NYLIM CLO	11/24/20	0.500%(M)	6	*	—	—	—	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	12	*	1	—	1	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	8	*	—	—	—	Goldman Sachs International
Octogan CLO	11/24/20	0.500%(M)	45	*	1	—	1	Goldman Sachs International
ONEX CLO	11/24/20	0.500%(M)	15	*	—	—	—	Goldman Sachs International
Palmer Square CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Par-Four	11/24/20	0.500%(M)	13	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

44

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
PineBridge CLO	11/24/20	0.500%(M)	1	0.500%	$—	$—	$—	Goldman Sachs International
Pretium	11/24/20	0.500%(M)	81	*	2	—	2	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Saratoga CLO	11/24/20	0.500%(M)	57	*	2	—	2	Goldman Sachs International
Saratoga CLO	11/24/20	1.000%(M)	8	*	—	—	—	Goldman Sachs International
Shenkman Capital	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
Sound Point Co. Ltd.	11/24/20	1.000%(M)	6	*	—	—	—	Goldman Sachs International
Sound Point Co. Ltd.	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Steele Creek	11/24/20	0.500%(M)	10	*	—	—	—	Goldman Sachs International
Symphony CLO	11/24/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
TCW CLO	11/24/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
THL CLO	11/24/20	1.000%(M)	10	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	45

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):
Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
THL CLO	11/24/20	0.500%(M)	3	*	$—	$—	$—	Goldman Sachs International
TIAA CLO	11/24/20	1.000%(M)	2	*	—	—	—	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	25	*	1	—	1	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	6	*	—	—	—	Goldman Sachs International
Voya CLO	11/24/20	0.500%(M)	52	*	1	—	1	Goldman Sachs International
Wamco	11/24/20	0.500%(M)	2	*	—	—	—	Goldman Sachs International
WellFleet CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International

					$18	$—	$18

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)EUR	100	$(475)	$3,567	$(4,042)	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)	100	(2,104)	(1,340)	(764)	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)EUR	90	(1,234)	696	(1,930)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)EUR	45	425	2,145	(1,720)	Barclays Bank PLC

				$(3,388)	$5,068	$(8,456)

See Notes to Financial Statements.

46

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%	(Q)	100	1.662%	$(636)	$617	$(1,253)	Bank of America, N.A.
Commonwealth of Australia	12/20/24	1.000%	(Q)	100	0.119%	3,781	2,228	1,553	Barclays Bank PLC
DP World PLC	12/20/24	1.000%	(Q)	100	1.393%	(1,472)	389	(1,861)	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%	(Q)	375	0.330%	7,089	2,061	5,028	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%	(Q)	100	0.330%	1,890	820	1,070	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%	(Q)	1,000	0.543%	22,195	(8,552)	30,747	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%	(Q)	170	0.543%	3,773	(1,517)	5,290	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%	(Q)	15	0.543%	333	182	151	Barclays Bank PLC
Kingdom of Spain	12/20/25	1.000%	(Q)	50	0.594%	1,087	1,007	80	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/30	1.000%	(Q)	100	0.876%	1,233	(361)	1,594	Credit Suisse International
Republic of Germany	06/20/25	0.250%	(Q)	80	0.099%	585	182	403	Bank of America, N.A.
Republic of Indonesia	06/20/23	1.000%	(Q)	475	0.503%	6,787	(1,609)	8,396	Citibank, N.A.
Republic of Kazakhstan	06/20/23	1.000%	(Q)	85	0.421%	1,400	—	1,400	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%	(Q)	50	0.294%	1,169	(17)	1,186	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/23	1.000%	(Q)	300	2.202%	(10,664)	(10,125)	(539)	Bank of America, N.A.
Republic of Turkey	06/20/23	1.000%	(Q)	80	5.337%	(8,373)	(6,080)	(2,293)	BNP Paribas S.A.
Republic of Ukraine	12/20/23	5.000%	(Q)	100	5.966%	(2,154)	4,488	(6,642)	Deutsche Bank AG
Republic of Ukraine	12/20/24	5.000%	(Q)	100	6.076%	(3,252)	6,560	(9,812)	HSBC Bank USA, N.A.
Republic of Ukraine	06/20/25	5.000%	(Q)	90	6.136%	(3,471)	(933)	(2,538)	Barclays Bank PLC
Russian Federation	12/20/20	1.000%	(Q)	100	0.222%	227	106	121	Citibank, N.A.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	47

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):

Russian Federation	12/20/20	1.000%(Q)	40	0.222%	$91	$36	$55	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	50	0.514%	579	(56)	635	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	150	0.609%	1,720	(1,520)	3,240	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	100	0.609%	1,147	(849)	1,996	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	50	0.609%	573	(499)	1,072	BNP Paribas S.A.
State of Illinois	06/20/21	1.000%(Q)	1,000	2.481%	(8,159)	885	(9,044)	Citibank, N.A.

					$17,478	$(12,557)	$30,035

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.34.V1	06/20/30	1.000	%(Q)	930	$11,027	$18,475	$7,448

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.25.V16	12/20/20	5.000%(Q)	255	1.152%	$828	$2,840	$2,012
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)	662	3.946%	(33,518)	32,422	65,940
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	1,710	0.906%	17,878	9,218	(8,660)

					$(14,812)	$44,480	$59,292

See Notes to Financial Statements.

48

Credit default swap agreements outstanding at October 31, 2020 (continued):
Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%^	12/20/20	0.000%	299	*	$(14)	$(23)	$9	Citibank,N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	(705)	(1,068)	363	J.P. Morgan Securities LLC

					$(719)	$(1,091)	$372

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	49

Schedule of Investments (continued)

as of October 31, 2020

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
IDR 1,400,000	8.22%(S)	97	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$6,714	$—	$6,714

Inflation swap agreements outstanding at October 31, 2020:
Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR 200	05/15/23	1.485%(T)	France CPI ex TobaccoHousehold(1)(T)	$—	$(11,495)	$(11,495)
EUR 200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	10,339	10,339

				$—	$(1,156)	$(1,156)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	400	12/18/27	2.696%(S)	6 Month BBSW(2)(S)	$—	$46,528	$46,528
AUD	100	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	(1)	13,464	13,465
AUD	230	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	20,605	30,667	10,062
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	1,595	1,595
BRL	1,638	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	11,260	11,260
BRL	306	01/02/25	8.690%(T)	1 Day BROIS(2)(T)	—	9,684	9,684
BRL	569	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	34,245	34,245
BRL	609	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	43,811	43,811
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	8,315	8,315
BRL	1,220	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(4,457)	(4,457)
BRL	661	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(2,876)	(2,876)
BRL	1,909	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(5,978)	(5,978)

See Notes to Financial Statements.

50

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	255	05/08/22	1.367%(S)	3 Month CDOR(2)(S)	$(4,672)	$3,305	$7,977
CAD	600	04/03/25	0.970%(S)	3 Month CDOR(2)(S)	(614)	4,893	5,507
CAD	80	12/03/28	2.600%(S)	3 Month CDOR(2)(S)	667	8,069	7,402
CAD	50	01/09/38	2.720%(S)	3 Month CDOR(2)(S)	(1)	7,653	7,654
CAD	50	05/30/47	2.240%(S)	3 Month CDOR(2)(S)	(1,548)	5,928	7,476
CHF	70	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	167	5,477	5,310
CHF	130	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	9,031	9,031
CHF	40	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	1,551	5,555	4,004
CLP	30,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	3,499	3,499
CLP	91,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	11,455	11,455
CLP	100,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	9,364	9,364
CNH	700	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(7)	1,942	1,949
CNH	700	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	1,500	1,501
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	2,846	2,846
CNH	1,440	06/03/24	2.975%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	3,497	3,497
CNH	2,220	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	4,359	4,362
CNH	1,500	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	2,726	2,727
CNH	1,500	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	2,621	2,622
CNH		11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	5,884	5,889
CNH	1,200	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	330	330
CNH	2,800	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(9)	(2,556)	(2,547)
CNH	5,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(5,457)	(5,455)
CNH	3,200	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(4)	1,497	1,501
CNH	5,910	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	17	(549)	(566)
COP	498,340	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	12,613	20,416	7,803
CZK	6,100	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(16,863)	(16,863)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	51

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	12,700	03/31/24	0.710%(A)	6 Month PRIBOR(1)(S)	$—	$(7,668)	$(7,668)
CZK	5,145	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(1,510)	(1,510)
EUR	200	05/11/25	0.100%(A)	1 Day EONIA(1)(A)	(4,878)	(7,704)	(2,826)
EUR	350	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)	—	11,193	11,193
EUR	235	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	5,402	50,882	45,480
EUR	430	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(9,556)	78,522	88,078
EUR	110	05/05/39	0.045%(A)	6 Month EURIBOR(2)(S)	—	1,955	1,955
EUR	120	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	6,023	62,719	56,696
GBP	110	12/07/27	1.110%(A)	1 Day SONIA(1)(A)	—	(11,467)	(11,467)
GBP	475	12/21/31	1.534%(S)	6 Month GBP LIBOR(2)(S)	13,868	74,510	60,642
GBP	180	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	38,590	51,828	13,238
GBP	35	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	—	(417)	(417)
HKD	2,090	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	—	2,206	2,206
HKD	2,350	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	—	2,492	2,492
HKD	1,295	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(7)	(9,198)	(9,191)
HUF	43,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	8,223	7,978	(245)
HUF	90,865	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	27,744	27,744
HUF	23,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	708	708
HUF	33,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	903	903
JPY	282,370	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(367)	(367)
JPY	69,940	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(54)	(54)
JPY	59,000	12/18/27	0.290%(S)	6 Month JPY LIBOR(2)(S)	—	12,516	12,516
JPY	53,000	12/18/32	0.516%(S)	6 Month JPY LIBOR(2)(S)	—	26,005	26,005

See Notes to Financial Statements.

52

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	176,500	12/18/37	0.715%(S)	6 Month JPY LIBOR(2)(S)	$—	$142,590	$142,590
JPY	10,055	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	2,565	8,846	6,281
JPY	11,780	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	2,490	7,263	4,773
JPY	10,000	10/04/39	0.203%(S)	6 Month JPY LIBOR(2)(S)	—	(1,203)	(1,203)
JPY	21,500	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	13,725	15,174	1,449
JPY	20,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	—	(1,884)	(1,884)
JPY	5,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	4,716	4,716
JPY	16,700	12/18/47	0.918%(S)	6 Month JPY LIBOR(2)(S)	—	23,270	23,270
KRW	700,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	1,752	1,752
KRW	209,000	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	8,970	14,797	5,827
KRW	118,000	02/13/29	1.780%(Q)	3 Month KWCDC(2)(Q)	—	6,468	6,468
KRW	33,500	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	1,707	1,707
KRW	184,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)	—	(407)	(407)
MXN	1,150	12/23/27	7.845%(M)	28 Day Mexican Interbank Rate(2)(M)	—	7,834	7,834
MXN	4,080	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	1,052	34,406	33,354
NOK	1,680	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	4,931	17,116	12,185
NOK	1,000	11/05/29	1.863%(A)	6 Month NIBOR(2)(S)	—	10,317	10,317
NZD	210	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	30,638	30,638
NZD	100	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	8,072	8,072
NZD	100	11/05/29	1.393%(S)	3 Month BBR(2)(Q)	—	6,038	6,038
PLN	1,030	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	16,747	16,747
PLN	2,100	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(14,238)	26,326	40,564

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	53

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement s(cont’d.):
PLN	850	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	$—	$19,651	$19,651
PLN	1,120	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	16,204	16,204
PLN	45	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	1,985	1,985
SEK	2,000	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	2,821	5,402	2,581
SEK	2,325	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	(301)	16,953	17,254
SEK	410	07/12/29	0.585%(A)	3 Month STIBOR(2)(Q)	—	1,553	1,553
SEK	1,000	11/05/29	0.457%(A)	3 Month STIBOR(2)(Q)	—	2,742	2,742
SGD	135	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	5,696	5,696
SGD	90	02/14/29	2.285%(S)	6 Month SIBOR(2)(S)	—	8,363	8,363
THB	3,000	07/03/30	1.028%(S)	6 Month BIBOR(2)(S)	—	(345)	(345)
	980	03/16/21	0.109%(A)	1 Day USOIS(1)(A)	—	(278)	(278)
	1,012	06/09/21	0.395%(A)	1 Day USOIS(1)(A)	—	(3,255)	(3,255)
	1,500	09/12/21	0.260%(A)	1 Day USOIS(1)(A)	—	(2,913)	(2,913)
	990	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(5,112)	(5,112)
	2,000	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	—	(101,225)	(101,225)
	1,450	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	422	422
	1,770	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	666	666
	473	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(23,772)	(23,772)
	100	05/20/50	0.691%(A)	1 Day USOIS(1)(A)	—	10,289	10,289
ZAR	9,210	03/13/21	7.180%(Q)	3 Month JIBAR(2)(Q)	(1)	10,924	10,925
ZAR	8,270	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	8	(58,391)	(58,399)
ZAR	3,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	3,088	35,839	32,751
ZAR	3,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(41)	25,028	25,069
ZAR	2,460	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	(8)	17,060	17,068
ZAR	5,000	11/01/29	7.820%(Q)	3 Month JIBAR(2)(Q)	(34)	27,259	27,293
ZAR	3,850	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(46)	(331)	(285)

					$111,397	$1,047,453	$936,056

See Notes to Financial Statements.

54

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CLP	95,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	$22,529	$—	$22,529	JPMorgan Chase Bank, N.A.
CLP	100,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	24,614	—	24,614	Citibank, N.A.
COP	503,000	08/03/28	6.160%(Q)	1 Day COOIS(2)(Q)	21,552	—	21,552	JPMorgan Chase Bank, N.A.
COP	453,700	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	10,399	—	10,399	Morgan Stanley & Co. International PLC
ILS	410	07/13/27	0.395%(A)	3 Month TELBOR(2)(Q)	(102)	—	(102)	Goldman Sachs International
ILS	550	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	18,326	—	18,326	BNP Paribas S.A.
ILS	510	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	18,073	—	18,073	JPMorgan Chase Bank, N.A.
ILS	270	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	5,662	—	5,662	Citibank, N.A.
ILS	450	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	849	(4)	853	Goldman Sachs International
MYR	200	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	5,231	—	5,231	Morgan Stanley & Co. International PLC
THB	6,000	07/04/24	1.590%(S)	6 Month BIBOR(2)(S)	7,277	—	7,277	Morgan Stanley & Co. International PLC
THB	1,000	05/07/25	0.795%(S)	6 Month BIBOR(2)(S)	116	—	116	HSBC Bank USA, N.A.
	100	05/20/50	0.910%(Q)	1 Week MUNIPSA(2)(Q)	(6,562)	—	(6,562)	Citibank, N.A.

					$127,964	$(4)	$127,968

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$25,969	$(38,077)	$264,918	$(107,062)

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	55

Schedule of Investments (continued)

as of October 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$700,000	$844,594

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$5,185,807	$—
Ireland	—	290,754	—
Spain	—	124,106	—
United States	—	1,432,417	—
Commercial Mortgage-Backed Securities
Canada	—	18,362	—
United States	—	3,064,505	—
Corporate Bonds
Canada	—	351,035	—
China	—	408,122	—
Denmark	—	299,932	—
France	—	834,846	—
Germany	—	521,851	—
Hong Kong	—	113,666	—
Indonesia	—	111,779	—
Italy	—	465,660	—
Kazakhstan	—	112,632	—
Luxembourg	—	223,270	—
Mexico	—	419,928	—
Norway	—	162,134	—
Peru	—	153,023	—
Russia	—	190,880	—
Supranational Bank	—	60,759	—
Switzerland	—	489,394	—

See Notes to Financial Statements.

56

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
United Arab Emirates	$—	$150,677	$—
United Kingdom	—	679,626	—
United States	—	6,779,892	—
Residential Mortgage-Backed Securities
Bermuda	—	61,737	—
United States	—	449,170	—
Sovereign Bonds
Austria	—	174,553	—
Brazil	—	808,148	—
Bulgaria	—	150,399	—
Chile	—	143,402	—
China	—	155,553	—
Colombia	—	859,382	—
Croatia	—	468,874	—
Cyprus	—	721,446	—
Dominican Republic	—	109,341	—
Greece	—	890,597	—
Hungary	—	173,166	—
Indonesia	—	951,841	—
Israel	—	345,324	—
Italy	—	1,524,447	—
Kazakhstan	—	147,212	—
Mexico	—	582,512	—
New Zealand	—	83,699	—
Panama	—	226,570	—
Peru	—	511,487	—
Portugal	—	1,156,765	—
Qatar	—	219,391	—
Romania	—	260,013	—
Russia	—	255,995	—
Saudi Arabia	—	153,857	—
Senegal	—	115,620	—
Serbia	—	438,484	—
Spain	—	876,805	—
Sweden	—	116,157	—
Ukraine	—	327,136	—
Uruguay	—	121,399	—
U.S. Treasury Obligation	—	844,594	—
Common Stock	531	—	—
Affiliated Mutual Fund	1,691,336	—	—
Option Purchased	—	4	—

Total	$1,691,867	$37,070,137	$—

Liabilities
Options Written	$—	$(2,233)	$—

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	57

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$113,084	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	105,758	—
OTC Packaged Credit Default Swap Agreements	—	56,788	—
Centrally Cleared Credit Default Swap Agreements	—	75,400	—
OTC Credit Default Swap Agreements	—	56,084	18
OTC Currency Swap Agreement	—	6,714	—
Centrally Cleared Inflation Swap Agreement	—	10,339	—
Centrally Cleared Interest Rate Swap Agreements	—	1,207,621	—
OTC Interest Rate Swap Agreements	—	134,628	—

Total	$113,084	$1,653,332	$ 18

Liabilities
Futures Contracts	$(316,517)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(65,223)	—
OTC Cross Currency Exchange Contracts	—	(38)	—
OTC Packaged Credit Default Swap Agreements	—	(59,107)	—
Centrally Cleared Credit Default Swap Agreement	—	(8,660)	—
OTC Credit Default Swap Agreements	—	(42,699)	(14)
Centrally Cleared Inflation Swap Agreement	—	(11,495)	—
Centrally Cleared Interest Rate Swap Agreements	—	(271,565)	—
OTC Interest Rate Swap Agreements	—	(6,664)	—

Total	$(316,517)	$(465,451)	$(14)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	32.6%
Collateralized Loan Obligations	14.2
Banks	8.3
Commercial Mortgage-Backed Securities	7.7
Affiliated Mutual Fund	4.2
Oil & Gas	2.9
Consumer Loans	2.1
U.S. Treasury Obligation	2.1
Insurance	1.9
Telecommunications	1.9
Media	1.8
Residential Mortgage-Backed Securities	1.6

Healthcare-Products	1.6%
Electric	1.2
Pharmaceuticals	1.1
Diversified Financial Services	0.9
Transportation	0.9
Auto Manufacturers	0.8
Pipelines	0.8
Healthcare-Services	0.8
Commercial Services	0.8
Retail	0.6
Packaging & Containers	0.6
Home Builders	0.5

See Notes to Financial Statements.

58

Industry Classification (continued):

Semiconductors	0.5%
Chemicals	0.4
Real Estate Investment Trusts (REITs)	0.4
Foods	0.4
Auto Parts & Equipment	0.3
Software	0.3
Electrical Components & Equipment	0.3
Credit Cards	0.3
Other	0.3
Automobiles	0.3
Housewares	0.3
Agriculture	0.2
Real Estate	0.2
Miscellaneous Manufacturing	0.2
Multi-National	0.1

Gas	0.1%
Airlines	0.1
Computers	0.1
Building Materials	0.0	*
Entertainment	0.0	*
Option Purchased	0.0	*

	96.7
Options Written	(0.0	)*
Other assets in excess of liabilities	3.3

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$75,400	*	Due from/to broker-variation margin swaps	$8,660	*
Credit contracts	Premiums paid for OTC swap agreements	25,969		Premiums received for OTC swap agreements	38,073
Credit contracts	Unrealized appreciation on OTC swap agreements	123,572		Unrealized depreciation on OTC swap agreements	100,398
Foreign exchange contracts	Due from/to broker-variation margin futures	83,849	*	—	—
Foreign exchange contracts	Unaffiliated investments	4		Options written outstanding, at value	2,233
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	38

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	59

Schedule of Investments (continued)

as of October 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$105,758		Unrealized depreciation on OTC forward foreign currency exchange contracts	$65,223
Interest rate contracts	Due from/to broker- variation margin futures	29,235	*	Due from/to broker-variation margin futures	316,517	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,217,960	*	Due from/to broker-variation margin swaps	283,060	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	4
Interest rate contracts	Unrealized appreciation on OTC swap agreements	141,346		Unrealized depreciation on OTC swap agreements	6,664

		$1,803,093			$820,870

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(104,422)
Equity contracts	19,872	—	—	—	—
Foreign exchange contracts	(34)	1,935	—	(687,054)	—
Interest rate contracts	(1,725)	2,736	968,874	—	(1,129,222)

Total	$18,113	$4,671	$968,874	$(687,054)	$(1,233,644)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$ —	$ —	$ —	$ —	$ 28,000

See Notes to Financial Statements.

60

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(31)	$757	$83,849	$228,969	$—
Interest rate contracts	(9,207)	—	(327,489)	—	898,616

Total	$(9,238)	$757	$(243,640)	$228,969	$926,616

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$683	$334,000	$12,180,249	$30,763,475	$10,747,963

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$25,413,945	$50,163	$43,830,004	$4,816,806

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$13,279,391	$96,718	$453,024

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	61

Schedule of Investments (continued)

as of October 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$47,089	$(24,529)	$22,560	$—	$22,560
Barclays Bank PLC	18,699	(21,108)	(2,409)	—	(2,409)
BNP Paribas S.A.	25,989	(29,902)	(3,913)	—	(3,913)
Citibank, N.A.	117,274	(89,003)	28,271	—	28,271
Credit Suisse International	1,594	(361)	1,233	—	1,233
Deutsche Bank AG	4,488	(6,642)	(2,154)	—	(2,154)
Goldman Sachs International	2,235	(1,264)	971	—	971
HSBC Bank USA, N.A.	24,620	(12,235)	12,385	—	12,385
J.P. Morgan Securities LLC	363	(1,068)	(705)	—	(705)
JPMorgan Chase Bank, N.A.	79,731	(10,435)	69,296	—	69,296
Morgan Stanley & Co. International PLC	73,631	(11,029)	62,602	—	62,602
UBS AG	936	(5,057)	(4,121)	—	(4,121)

	$396,649	$(212,633)	$184,016	$—	$184,016

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

62

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $35,161,223)	$37,070,668
Affiliated investments (cost $1,691,336)	1,691,336
Foreign currency, at value (cost $90,228)	89,474
Deposit with broker for centrally cleared/exchange-traded derivatives	700,000
Dividends and interest receivable	319,974
Unrealized appreciation on OTC swap agreements	264,918
Receivable for investments sold	144,261
Unrealized appreciation on OTC forward foreign currency exchange contracts	105,758
Receivable for Fund shares sold	71,583
Premiums paid for OTC swap agreements	25,969
Due from broker—variation margin futures	9,933
Prepaid expenses	3,270

Total Assets	40,497,144

Liabilities
Unrealized depreciation on OTC swap agreements	107,062
Unrealized depreciation on OTC forward foreign currency exchange contracts	65,223
Payable for Fund shares reacquired	54,675
Audit fee payable	41,500
Accrued expenses and other liabilities	40,664
Premiums received for OTC swap agreements	38,077
Custodian and accounting fees payable	36,343
Due to broker—variation margin swaps	17,393
Management fee payable	16,982
Payable for investments purchased	5,462
Options written outstanding, at value (proceeds received $2,990)	2,233
Dividends payable	1,152
Directors’ fees payable	904
Affiliated transfer agent fee payable	382
Distribution fee payable	280
Unrealized depreciation on OTC cross currency exchange contracts	38

Total Liabilities	428,370

Net Assets	$40,068,774

Net assets were comprised of:
Common stock, at par	$38,500
Paid-in capital in excess of par	38,283,196
Total distributable earnings (loss)	1,747,078

Net assets, October 31, 2020	$40,068,774

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	63

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value, offering price and redemption price per share,
($728,543 ÷ 70,006 shares of common stock issued and outstanding)	$10.41
Maximum sales charge (3.25% of offering price)	0.35

Maximum offering price to public	$10.76

Class C
Net asset value, offering price and redemption price per share,
($162,356 ÷ 15,603 shares of common stock issued and outstanding)	$10.41

Class Z
Net asset value, offering price and redemption price per share,
($8,863,542 ÷ 851,768 shares of common stock issued and outstanding)	$10.41

Class R6
Net asset value, offering price and redemption price per share,
($30,314,333 ÷ 2,912,589 shares of common stock issued and outstanding)	$10.41

See Notes to Financial Statements.

64

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income (net of $268 foreign withholding tax)	$1,053,735
Affiliated dividend income	10,940

Total income	1,064,675

Expenses
Management fee	187,972
Distribution fee(a)	5,141
Custodian and accounting fees	124,094
Registration fees(a)	52,856
Audit fee	41,948
Legal fees and expenses	24,561
Shareholders’ reports	24,378
Transfer agent’s fees and expenses (including affiliated expense of $1,070)(a)	12,639
Directors’ fees	11,002
Miscellaneous	18,635

Total expenses	503,226
Less: Fee waiver and/or expense reimbursement(a)	(275,369)

Net expenses	227,857

Net investment income (loss)	836,818

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(64,449)
Futures transactions	968,874
Forward currency contract transactions	(687,054)
Options written transactions	4,671
Swap agreement transactions	(1,233,644)
Foreign currency transactions	(161,095)

(1,172,697)

Net change in unrealized appreciation (depreciation) on:
Investments	1,289,521
Futures	(243,640)
Forward and cross currency contracts	228,969
Options written	757
Swap agreements	926,616
Foreign currencies	(3,137)

2,199,086

Net gain (loss) on investment and foreign currency transactions	1,026,389

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,863,207

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	65

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	4,290	851	—	—
Registration fees	11,143	11,243	19,327	11,143
Transfer agent’s fees and expenses	2,929	224	9,314	172
Fee waiver and/or expense reimbursement	(24,424)	(11,858)	(60,950)	(178,137)

See Notes to Financial Statements.

66

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$836,818	$728,697
Net realized gain (loss) on investment and foreign currency transactions	(1,172,697)	1,577,839
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,199,086	2,004,129

Net increase (decrease) in net assets resulting from operations	1,863,207	4,310,665

Dividends and Distributions
Distributions from distributable earnings
Class A	(70,125)	(8,727)
Class C	(2,150)	(847)
Class Z	(231,948)	(45,240)
Class R6	(1,187,309)	(1,566,074)

	(1,491,532)	(1,620,888)

Tax return of capital distributions
Class A	(23,520)	—
Class C	(721)	—
Class Z	(77,794)	—
Class R6	(398,219)	—

	(500,254)	—

Fund share transactions
Net proceeds from shares sold	16,083,373	5,835,407
Net asset value of shares issued in reinvestment of dividends and distributions	1,982,678	1,620,828
Cost of shares reacquired	(12,362,424)	(304,493)

Net increase (decrease) in net assets from Fund share transactions	5,703,627	7,151,742

Total increase (decrease)	5,575,048	9,841,519

Net Assets:
Beginning of year	34,493,726	24,652,207

End of year	$40,068,774	$34,493,726

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	67

Notes to Financial Statements

1.	Organization

Prudential Global Total Return Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of two funds: PGIM Global Total Return Fund, a diversified fund for purposes of the 1940 Act and PGIM Global Total Return Fund (USD Hedged), a non-diversified fund for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Global Total Return (USD Hedged) Fund (the “Fund”).

The investment objective of the Fund is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

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trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing

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Notes to Financial Statements (continued)

derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

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at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or

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Notes to Financial Statements (continued)

paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

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by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two

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different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the

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Notes to Financial Statements (continued)

portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

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Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisors will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average

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Notes to Financial Statements (continued)

daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $982 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $25 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $12,954,941 and $10,411,175, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$752,873	$15,268,092	$14,329,629	$—	$—	$1,691,336	1,691,336	$10,940

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Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*

$6	$—	$6	$—	$—	$—	—	$—

$752,879	$15,268,092	$14,329,635	$—	$—	$1,691,336		$10,940

*	The Fund did not have any capital gain distributions during the reporting period.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,123,041 of ordinary income, $368,491 of long-term capital gains and $500,254 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $1,620,888 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$37,102,497	$3,833,934	$(1,192,208)	$2,641,726

The differences between book basis and tax basis is primarily attributable to bond premium amortization, futures and forward contracts and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $893,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

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required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 3.5 billion shares of common stock, $0.01 par value per share, 1.5 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	200,000,000
Class C	300,000,000
Class Z	600,000,000
Class R6	400,000,000

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	1,121	7.2%
Class R6	2,889,997	99.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	75.0%	1	14.8%

PGIM Global Total Return (USD Hedged) Fund	81

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	102,949	$1,028,888
Shares issued in reinvestment of dividends and distributions	9,149	93,532
Shares reacquired	(237,293)	(2,451,952)

Net increase (decrease) in shares outstanding	(125,195)	$(1,329,532)

Year ended October 31, 2019:
Shares sold	198,368	$2,050,700
Shares issued in reinvestment of dividends and distributions	861	8,667
Shares reacquired	(9,234)	(95,566)

Net increase (decrease) in shares outstanding	189,995	$1,963,801

Class C
Year ended October 31, 2020:
Shares sold	20,800	$216,092
Shares issued in reinvestment of dividends and distributions	271	2,794
Shares reacquired	(9,226)	(92,568)

Net increase (decrease) in shares outstanding	11,845	$126,318

Year ended October 31, 2019:
Shares sold	2,406	$25,000
Shares issued in reinvestment of dividends and distributions	88	847
Shares reacquired	(545)	(5,330)

Net increase (decrease) in shares outstanding	1,949	$20,517

Class Z
Year ended October 31, 2020:
Shares sold	1,441,863	$14,619,714
Shares issued in reinvestment of dividends and distributions	29,388	300,790
Shares reacquired	(988,865)	(9,810,297)

Net increase (decrease) in shares outstanding	482,386	$5,110,207

Year ended October 31, 2019:
Shares sold	367,191	$3,745,707
Shares issued in reinvestment of dividends and distributions	4,430	45,240
Shares reacquired	(19,561)	(203,597)

Net increase (decrease) in shares outstanding	352,060	$3,587,350

Class R6
Year ended October 31, 2020:
Shares sold	21,286	$218,679
Shares issued in reinvestment of dividends and distributions	154,561	1,585,562
Shares reacquired	(757)	(7,607)

Net increase (decrease) in shares outstanding	175,090	$1,796,634

Year ended October 31, 2019:
Shares sold	1,336	$14,000
Shares issued in reinvestment of dividends and distributions	161,224	1,566,074

Net increase (decrease) in shares outstanding	162,560	$1,580,074

82

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $1,166,700, borrowed at a weighted average interest rate of 1.50%. The maximum loan outstanding amount during the period was $1,946,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

PGIM Global Total Return (USD Hedged) Fund	83

Notes to Financial Statements (continued)

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable

84

government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid

PGIM Global Total Return (USD Hedged) Fund	85

Notes to Financial Statements (continued)

than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be

86

required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Global Total Return (USD Hedged) Fund	87

Financial Highlights

Class A Shares
	Year Ended October 31,		December 12, 2017(a) through October 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.33	(0.42)
Total from investment operations	0.51	1.51	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.56)	(0.26)
Tax return of capital distributions	(0.14)	-	-
Distributions from net realized gains	(0.11)	-	-
Total dividends and distributions	(0.53)	(0.56)	(0.26)
Net asset value, end of period	$10.41	$10.43	$9.48
Total Return(c):	5.12%	16.40%	(2.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$729	$2,036	$49
Average net assets (000)	$1,716	$234	$46
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88	%(e)
Expenses before waivers and/or expense reimbursement	2.30%	8.27%	80.88	%(e)
Net investment income (loss)	2.03%	1.69%	1.86	%(e)
Portfolio turnover rate(f)	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

88

Class C Shares
	Year Ended October 31,		December 12, 2017(a) through October 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.17	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	1.27	(0.43)
Total from investment operations	0.43	1.44	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.49)	(0.19)
Tax return of capital distributions	(0.14)	-	-
Distributions from net realized gains	(0.11)	-	-
Total dividends and distributions	(0.45)	(0.49)	(0.19)
Net asset value, end of period	$10.41	$10.43	$9.48
Total Return(c):	4.32%	15.59%	(3.29)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$162	$39	$17
Average net assets (000)	$85	$16	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63	%(e)
Expenses before waivers and/or expense reimbursement	15.56%	97.66%	290.47	%(e)
Net investment income (loss)	1.15%	1.70%	1.13	%(e)
Portfolio turnover rate(f)	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	89

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		December 12, 2017(a) through October 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32	1.36	(0.42)
Total from investment operations	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	(0.14)	-	-
Distributions from net realized gains	(0.11)	-	-
Total dividends and distributions	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$10.41	$10.43	$9.48
Total Return(c):	5.37%	16.71%	(2.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,864	$3,854	$164
Average net assets (000)	$6,563	$1,214	$160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63	%(e)
Expenses before waivers and/or expense reimbursement	1.56%	3.11%	24.70	%(e)
Net investment income (loss)	2.17%	1.72%	2.11	%(e)
Portfolio turnover rate(f)	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Class R6 Shares
	Year Ended October 31,		December 12, 2017(a) through October 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	1.28	(0.42)
Total from investment operations	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	(0.14)	-	-
Distributions from net realized gains	(0.11)	-	-
Total dividends and distributions	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$10.41	$10.43	$9.48
Total Return(c):	5.42%	16.79%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$30,314	$28,565	$24,421
Average net assets (000)	$29,230	$26,482	$24,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.58	%(e)
Expenses before waivers and/or expense reimbursement	1.19%	1.49%	1.67	%(e)
Net investment income (loss)	2.25%	2.66%	2.14	%(e)
Portfolio turnover rate(f)	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return (USD Hedged) Fund	91

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return (USD Hedged) Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return (USD Hedged) Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

92

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.11 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 27.43% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.42% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Global Total Return (USD Hedged) Fund	93

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return (USD Hedged) Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Global Total Return (USD Hedged) Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2019. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares and 0.58% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return (USD Hedged) Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return (USD Hedged) Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PHEAX	PHECX	PHEZX	PHEQX
CUSIP	74439A707	74439A806	74439A871	74439A889

MF238E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $108,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended October 31, 2019, KPMG billed the Registrant $105,991 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020